                                   WM TRUST I
                                  WM TRUST II
                 WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC
                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101
                                  800-222-5852

                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 1, 2005
                            as revised June 1, 2005


                     STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                                - Flexible Income Portfolio



                                - Conservative Balanced Portfolio



                                - Balanced Portfolio



                                - Conservative Growth Portfolio



                                - Strategic Growth Portfolio




                                  EQUITY FUNDS




                                - REIT Fund



                                - Equity Income Fund



                                - Growth & Income Fund



                                - West Coast Equity Fund



                                - Mid Cap Stock Fund



                                - Growth Fund



                                - Small Cap Value Fund



                                - Small Cap Growth Fund



                                - International Growth Fund




                               FIXED-INCOME FUNDS



                                - Short Term Income Fund



                                - U.S. Government Securities Fund



                                - Income Fund



                                - High Yield Fund




                                MUNICIPAL FUNDS



                                - Tax-Exempt Bond Fund



                                - California Municipal Fund



                                - California Insured Intermediate
                                  Municipal Fund




                                  MONEY FUNDS



                                - Money Market Fund



                                - Tax-Exempt Money Market Fund



                                - California Money Fund

This Statement of Additional Information (the "SAI") is not a prospectus but supplements the information contained in the current prospectuses of the WM Group of Funds dated March 1, 2005 (collectively, the "prospectus"), and should be read in conjunction with such prospectus. The Annual Report of the Portfolios and the Funds for the fiscal period ended October 31, 2004 is incorporated by reference in this SAI. The Prospectus may be obtained without charge by writing to WM Shareholder Services, Inc. ("Shareholder Services"), by accessing wmgroupoffunds.com or by calling Shareholder Services at 800-222-5852.

            CONTENTS

                                                                                   PAGE
                    Organization................................................     3
                    Management..................................................     4
                    Investment Restrictions.....................................    48
                    Disclosure of Portfolio Holdings............................    55
                    Portfolio Turnover..........................................    57
                    Securities Transactions.....................................    58
                    Net Asset Value.............................................    61
                    How to Buy and Redeem Shares................................    62
                    Taxes.......................................................    67
                    Distributor.................................................    74
                    Appendices..................................................    78

ORGANIZATION

The Money Market, Tax-Exempt Money Market, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, and Small Cap Value Funds (the "WM Trust I Funds") are each series of WM Trust I. The California Money, Short Term Income, California Municipal, California Insured Intermediate Municipal, Growth, International Growth, and Small Cap Growth Funds (the "WM Trust II Funds") are each series of WM Trust II. The WM Trust I Funds and WM Trust II Funds are collectively referred to in this SAI as the "Funds." The Strategic Growth, Conservative Growth, Balanced, Conservative Balanced, and Flexible Income Portfolios (collectively referred to in this SAI as the "Portfolios") are each series of WM Strategic Asset Management Portfolios, LLC. WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC are collectively referred to in this SAI as the "Trusts." Each of the Portfolios and Funds of the Trusts with the exception of the California Municipal Fund, California Insured Intermediate Municipal Fund and the California Money Fund is "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

The WM Trust I Funds other than the REIT, Mid Cap Stock, Small Cap Value, and High Yield Funds are successors to the following Washington corporations, or series thereof, which commenced operations in the years indicated, which made up the group of mutual funds, known as the "Securities."

COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
  (predecessor to the U.S. Government Securities Fund) (1982)

COMPOSITE INCOME FUND, INC.
  (predecessor to the Income Fund) (1975)

COMPOSITE GROWTH & INCOME FUND, A SERIES OF COMPOSITE EQUITY SERIES, INC.
  (predecessor to the Growth & Income Fund) (1949)

COMPOSITE MONEY MARKET PORTFOLIO, A SERIES OF COMPOSITE CASH MANAGEMENT COMPANY
  (predecessor to the Money Market Fund) (1979)

COMPOSITE TAX-EXEMPT PORTFOLIO, A SERIES OF COMPOSITE CASH MANAGEMENT COMPANY
  (predecessor to the Tax-Exempt Money Market Fund) (1979)

COMPOSITE TAX-EXEMPT BOND FUND, INC.
  (predecessor to the Tax-Exempt Bond Fund) (1976)

COMPOSITE NORTHWEST FUND, INC.
  (predecessor to the West Coast Equity Fund) (1986)

COMPOSITE BOND & STOCK FUND, INC.
  (predecessor to the Equity Income Fund) (1939)

Each of the Composite Funds was reorganized as a series of WM Trust I on March 20, 1998. In connection with this reorganization, the Trust, which was previously named "The Composite Funds" and which conducted no operations prior to that date, changed its name to its current name. The High Yield Fund was organized on March 23, 1998, the Mid Cap Stock Fund was organized on March 1, 2000, the REIT Fund was organized on March 1, 2003, and the Small Cap Value Fund was organized on March 1, 2004.

Prior to March 20, 1998, the name of WM Trust II was "Sierra Trust Funds" and the name of the Portfolios was "Sierra Asset Management Portfolios." (On July 16, 1999, each Portfolio succeeded to a corresponding fund of the same name that was a series of WM Strategic Asset Management Portfolios. Where appropriate, the term "Portfolio" shall mean or include the predecessor to such Portfolio.) These Trusts were part of a family of mutual funds known as the "Sierra Funds."

Prior to March 1, 2004, the Small Cap Growth Fund was known as the Small Cap Stock Fund and prior to March 1, 2000, it was known as the Emerging Growth Fund. Prior to March 1, 2002, the West Coast Equity Fund was known as Growth Fund of the Northwest and prior to March 1, 2000, it was known as the Northwest Fund. Prior to August 1, 2000, the Conservative Balanced Portfolio was known as the Income Portfolio and the Equity

Income Fund was known as the Bond & Stock Fund. Prior to March 1, 2000, the Short Term Income Fund was known as the Short Term High Quality Bond Fund. Prior to March 20, 1998, the Flexible Income Portfolio was known as the Sierra Value Portfolio, the Conservative Balanced Portfolio was known as the Sierra Income Portfolio, the Balanced Portfolio was known as the Sierra Balanced Portfolio, the Conservative Growth Portfolio was known as the Sierra Growth Portfolio, and the Strategic Growth Portfolio was known as the Sierra Capital Growth Portfolio.

WM Trust I is an open-end management investment company, organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated September 19, 1997, as amended from time to time (the "WM Trust I Agreement"). WM Trust II is also an open-end management investment company organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated February 22, 1989, as amended from time to time (the "WM Trust II Agreement"). The WM Trust I Agreement and WM Trust II Agreement are collectively referred to herein as the "Trust Agreements." WM Strategic Asset Management Portfolios, LLC is an open-end management investment company, organized as a Massachusetts limited liability company pursuant to a Limited Liability Company Agreement dated March 12, 1999, as amended from time to time (the "LLC Agreement"). In the interest of economy and convenience, certificates representing shares in the Trusts are not physically issued. Mellon Trust of New England, National Association ("Mellon") (formerly known as Boston Safe Deposit and Trust Co.), the Trusts' Custodian, and Shareholder Services, the Trusts' Transfer Agent, maintain a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, Fund or Class, except with respect to the election of Trustees and the selection of independent accountants, for which shareholders of each Trust as a whole vote together.

Under normal circumstances, there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at that time, the Trustees then in office promptly will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreements and the LLC Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of any of a Trust's outstanding shares.

Massachusetts law provides that shareholders, under certain circumstances, could be held personally liable for the obligations of a business trust, such as WM Trust I or WM Trust II. However, each Trust Agreement disclaims shareholder liability for acts or obligations of the Trusts and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. Each Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trusts' management believes is remote. The Trustees intend to conduct the operations of each Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for the liabilities of the Trust. Massachusetts law provides that shareholders of limited liability companies, such as WM Strategic Asset Management Portfolios, LLC, may not be held personally liable for the obligations of the Portfolios.

MANAGEMENT

TRUSTEES AND OFFICERS

The Trusts are governed by a common Board of Trustees which oversees the Trusts' activities and is responsible for protecting the interests of shareholders. The names, addresses and ages of the Trustees and executive officers of the Trusts, together with information as to their principal business occupations, are set forth in the following table. The table also identifies those Trustees who are "interested persons" of the Trusts, as defined in the 1940

Act. The officers of the Trusts are employees of organizations that provide services to the Portfolios and Funds offered by the Trusts.

TRUSTEES AND OFFICERS (UNAUDITED):

                                                                                  NUMBER OF
                                                                                PORTFOLIOS AND
                                                                                FUNDS IN FUND
NAME, AGE, AND ADDRESS              LENGTH OF         PRINCIPAL OCCUPATION(S)  COMPLEX OVERSEEN      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE(1,2)      TIME SERVED(3)         DURING PAST 5 YEARS       BY TRUSTEE           HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
  Kristianne Blake, 51       Composite Funds-3 years  CPA specializing in             42          Avista Corporation, Frank
                             WM Group of Funds-6      personal financial and                      Russell Investment
                             years                    tax planning.                               Company, Russell Insurance
                                                                                                  Funds, St. George's School
  Edmond R. Davis, Esq.,     Sierra Funds-8 years WM  Partner at the law firm         42          Braille Institute of
    76                       Group of Funds-6 years   of Davis & Whalen LLP.                      America, Inc., Children's
                                                      Prior thereto, partner                      Bureau of Southern
                                                      at the law firm of                          California, Children's
                                                      Brobeck, Phlegar &                          Bureau Foundation, Fifield
                                                      Harrison, LLP.                              Manors, Inc.
  Carrol R. McGinnis, 61     Griffin Funds-3 years    Founder of McGinnis             42          Baptist Foundation of
                             WM Group of Funds-5      Investments since 1994.                     Texas, Concord Trust
                             years                    Prior thereto,                              Company
                                                      President and Chief
                                                      Operating Officer of
                                                      Transamerica Fund
                                                      Management Company.
  Alfred E. Osborne, Jr.     Sierra Funds-7 years WM  Senior Associate Dean,          42          Nordstrom Inc., K2, Inc.,
    Ph.D., 60                Group of Funds-6 years   University of                               First Pacific Advisors'
                                                      California at Los                           Capital, Crescent and New
                                                      Angeles, Anderson                           Income Funds, Director of
                                                      Graduate School                             Independent Directors
                                                      Management, and Faculty                     Council and Member of
                                                      Director of the Harold                      Communication and
                                                      Price Center for                            Education Committees.
                                                      Entrepreneurial
                                                      Studies, University of
                                                      California at Los
                                                      Angeles.
  Daniel L. Pavelich, 60     Composite Funds-1 year   Retired Chairman and            42          Wild Seed, Ltd., Catalytic
                             WM Group of Funds-6      CEO of BDO Seidman.                         Inc., Vaagen Bros. Lumber,
                             years                                                                Inc.
  Jay Rockey, 77             Composite Funds-3 years  Founder and Senior              42          Downtown Seattle
                             WM Group of Funds-6      Counsel of The Rockey                       Association, The Rainier
                             years                    Company, now Rockey                         Club, WSU Foundation.
                                                      Hill & Knowlton.
  Richard C. Yancey, 78      Composite Funds-23       Retired Managing                42          AdMedia Partners Inc.,
                             years
  (Lead Trustee)             WM Group of Funds-6      Director of Dillon Reed                     Czech and Slovak American
                             years                    & Co., an Investment                        Enterprise Fund.
                                                      Bank now part of UBS.

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS AND
                                                                                         FUNDS IN FUND
NAME, AGE, AND ADDRESS                LENGTH OF             PRINCIPAL OCCUPATION(S)     COMPLEX OVERSEEN
OF INTERESTED TRUSTEE(1,4)         TIME SERVED(3)             DURING PAST 5 YEARS          BY TRUSTEE
--------------------------------------------------------------------------------------------------------
  Anne V. Farrell, 69         Composite Funds-4 years      President Emeritus of the           42
                              WM Group of Funds-6 years    Seattle Foundation.
  Michael K. Murphy, 68       Composite Funds-3 years      Chairman of CPM                     42
                              WM Group of Funds-6 years    Development Corporation.
  William G. Papesh, 62       Composite Funds-9 years      President and Director of           42
                              WM Group of Funds-6 years    the Advisor, Transfer
                                                           Agent and Distributor.


NAME, AGE, AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(1,4)       HELD BY TRUSTEE
--------------------------  -------------------------------
  Anne V. Farrell, 69       Washington Mutual, Inc.,
                            REI.
  Michael K. Murphy, 68     Washington Mutual, Inc.
  William G. Papesh, 62     Member of Investment.
                            Company Institute Board
                            of Governors

NAME, AGE, AND ADDRESS                     POSITION(S) HELD WITH REGISTRANT &               PRINCIPAL OCCUPATION(S)
OF OFFICER                                        LENGTH OF TIME SERVED                       DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
  Wendi B. Bernard, 36                   Assistant Vice President and Assistant     Assistant Vice President of the
                                         Secretary since 2003.                      Advisor.
  Jeffrey L. Lunzer, 44                  First Vice President, Chief Financial      First Vice President of the Advisor,
                                         Officer and Treasurer since 2003.          Distributor and Transfer Agent. Prior
                                                                                    to 2003, senior level positions at the
                                                                                    Columbia Funds and Columbia Co.
  William G. Papesh, 62                  President and CEO since 1987. Prior to     President and Director of the Advisor,
                                         1987, other officer positions since        Transfer Agent and Distributor.
                                         1972.
  Gary J. Pokrzywinski, 43               Senior Vice President since 2004. Prior    Senior Vice President and Director of
                                         to 2001, Vice President since 1999.        the Advisor Distributor and Transfer
                                                                                    Agent.
  Debra Ramsey, 51                       Senior Vice President since 2004.          Senior Vice President and Director of
                                                                                    the Advisor, Distributor and Transfer
                                                                                    Agent.
  John T. West, 50                       First Vice President, Secretary, Chief     First Vice President of the Transfer
                                         Compliance Officer and Anti-Money          Agent, Advisor and Distributor.
                                         Laundering Compliance Officer since
                                         2004. Prior to 2004, various other
                                         officer positions since 1993.
  Randall L. Yoakum, 45                  Senior Vice President since 2001. First    Senior Vice President and Chief
                                         Vice President since 1999.                 Investment Strategist of the Advisor.
                                                                                    Director of the Advisor, Distributor
                                                                                    and Transfer Agent since 1999. Prior
                                                                                    thereto, senior positions at D.A.
                                                                                    Davidson and Boatmen's Trust.

  1 The term "Independent Trustee" means those Trustees who are not
    "interested persons" of the Funds as defined by the 1940 Act.
  2 The address for all Trustees and Officers is 1201 Third Avenue, 22nd
    Floor, Seattle, WA 98101.
  3 The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.
  4 Trustees are considered interested due to their affiliation with Washington Mutual, Inc.

EQUITY SECURITIES OWNERSHIP TABLE (DOLLAR RANGES)
(As of December 31, 2004)

                                        FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC          EQUITY   GROWTH &
                                         INCOME       BALANCED     BALANCED       GROWTH       GROWTH     REIT   INCOME    INCOME
                                        PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   FUND    FUND      FUND
----------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Kristianne Blake                       None         None          None         None           E         None   None      None
  Edmond R. Davis, Esq.                  None         None           C           None          None       None   None       A
  Carrol R. McGinnis                     None         None          None         None          None       None     E        D
  Alfred E. Osborne, Jr., Ph.D.          None         None          None          B            None       None     B        A
  Daniel L. Pavelich                     None         None          None         None          None       None     D        D
  Jay Rockey                             None         None          None         None          None       None     E        C
  Richard C. Yancey                      None         None          None         None          None       None     E        E
  INTERESTED TRUSTEES
  Anne V. Farrell                        None         None          None         None          None       None   None      None
  Michael K. Murphy                      None         None          None          E            None       None   None      None
  William G. Papesh                       D           None          None         None          None       None     E        C


                                      WEST COAST
                                      EQUITY FUND
------------------------------------  -----------------
  INDEPENDENT TRUSTEES
  Kristianne Blake                       D
  Edmond R. Davis, Esq.                  B
  Carrol R. McGinnis                     D
  Alfred E. Osborne, Jr., Ph.D.        None
  Daniel L. Pavelich                   None
  Jay Rockey                             E
  Richard C. Yancey                      D
  INTERESTED TRUSTEES
  Anne V. Farrell                        D
  Michael K. Murphy                      C
  William G. Papesh                      D

                                        MID CAP     GROWTH    SMALL CAP     SMALL CAP    INTERNATIONAL   SHORT TERM
                                       STOCK FUND    FUND     VALUE FUND   GROWTH FUND    GROWTH FUND    INCOME FUND
--------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Kristianne Blake                      None        None       None         None           None           None
  Edmond R. Davis, Esq.                 None          A        None         None            A             None
  Carrol R. McGinnis                      D         None       None         None           None           None
  Alfred E. Osborne, Jr., Ph.D.         None        None       None         None            A               A
  Daniel L. Pavelich                    None          B        None         None           None           None
  Jay Rockey                            None        None       None         None           None           None
  Richard C. Yancey                     None        None       None           D            None           None
  INTERESTED TRUSTEES
  Anne V. Farrell                       None          C        None         None           None           None
  Michael K. Murphy                     None        None       None         None           None           None
  William G. Papesh                     None        None         D          None           None           None

                                     U.S. GOVERNMENT   INCOME
                                     SECURITIES FUND    FUND
-----------------------------------  ------------------------------
  INDEPENDENT TRUSTEES
  Kristianne Blake                     None            None
  Edmond R. Davis, Esq.                None            None
  Carrol R. McGinnis                   None            None
  Alfred E. Osborne, Jr., Ph.D.        None              B
  Daniel L. Pavelich                   None            None
  Jay Rockey                           None            None
  Richard C. Yancey                    None            None
  INTERESTED TRUSTEES
  Anne V. Farrell                      None            None
  Michael K. Murphy                    None            None
  William G. Papesh                    None              C

                                                                      CALIFORNIA
                                                                       INSURED
                                                        CALIFORNIA   INTERMEDIATE                   TAX-EXEMPT    CALIFORNIA
                             HIGH YIELD   TAX- EXEMPT   MUNICIPAL     MUNICIPAL     MONEY MARKET   MONEY MARKET     MONEY
                                FUND       BOND FUND       FUND          FUND           FUND           FUND          FUND
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  Kristianne Blake            None         None          None          None            A             None          None
  Edmond R. Davis, Esq.       None         None          None          None            A             None            D
  Carrol R. McGinnis          None         None          None          None           None           None          None
  Alfred E. Osborne, Jr.
    Ph.D.                     None         None          None          None            A             None          None
  Daniel L. Pavelich          None         None          None          None           None           None          None
  Jay Rockey                  None         None          None          None           None            A            None
  Richard C. Yancey           None         None          None          None           None            A            None
  INTERESTED TRUSTEES
  Anne V. Farrell             None         None          None          None            B             None          None
  Michael K. Murphy           None         None          None          None           None           None          None
  William G. Papesh           None         None          None          None            E             None          None
  A - $1 to $10,000
  B - $10,001 to $50,000
  C - $50,001 to $100,000
  D - $100,000 to $250,000
  E  - over $250,000

                             AGGREGATE DOLLAR RANGE OF
                             EQUITY SECURITIES IN ALL
                               REGISTERED INVESTMENT
                               COMPANIES OVERSEEN BY
                               DIRECTOR IN FAMILY OF
                               INVESTMENT COMPANIES
---------------------------  -------------------------------
INDEPENDENT TRUSTEES
  Kristianne Blake                 E
  Edmond R. Davis, Esq.            E
  Carrol R. McGinnis               E
  Alfred E. Osborne, Jr.
    Ph.D.                          C
  Daniel L. Pavelich               E
  Jay Rockey                       E
  Richard C. Yancey                E
  INTERESTED TRUSTEES
  Anne V. Farrell                  E
  Michael K. Murphy                E
  William G. Papesh                E
  A - $1 to $10,000
  B - $10,001 to $50,000
  C - $50,001 to $100,000
  D - $100,000 to $250,000
  E  - over $250,000

Each of the Trustees and officers of the Trusts listed above holds the same position(s) within all three Trusts and is also a trustee or officer of WM Variable Trust (the "Variable Trust"). Together, the Trusts and the Variable Trust form the "Fund Complex." There are currently forty-two (42) portfolios within the Fund Complex that are overseen by each of the Trustees and all are investment companies advised by WM Advisors, Inc. ("WM Advisors"). Each of the Trustees and officers of the Trusts listed above who is also an officer of WM Advisors, WM Funds Distributor, Inc. (the "Distributor") or Shareholder Services, as a result, is an affiliated person, for purposes of the 1940 Act, of the Advisor, the Distributor or Shareholder Services, as the case may be. Each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

REMUNERATION. No Trustee who is an officer or employee of the Advisor or its affiliates receives any compensation from the Trusts for serving as Trustee of the Trusts. The Trusts, together with the Variable Trust, pay each Trustee who is not a director, officer or employee of the Advisor or its affiliates a fee of $30,000 per annum plus $4,000 per Board meeting attended in person and $2,000 per Board meeting attended by telephone, and reimburses each such Trustee for travel and out-of-pocket expenses. Committee members each receive $1,000 per committee meeting attended in person and $500 per committee meeting attended by telephone. The Lead Trustee receives an additional $12,000 per annum, the Chairperson of the Audit Committee receives an additional $5,000 per annum and the Chairperson of each committee receives an additional fee of $1,000 per committee meeting. Officers of the Trusts receive no direct remuneration in such capacity from the Trusts. Officers and Trustees of the Trusts who are employees of the Advisor or its affiliates may be considered to have received remuneration indirectly. See "Compensation" below for more information regarding compensation.

COMMITTEES. The Trusts have established a Governance Committee, an Investment Committee, an Operations/Distribution Committee, a Valuation Committee and an Audit Committee. The duties of the Governance Committee of the Trusts include oversight of the Trusts' legal counsel, review of the Trustees' compensation, oversight of regulatory compliance and review of assignments to each of the Trusts' other committees. The members of the Governance Committee are Richard C. Yancey (chair), Daniel L. Pavelich and Kristianne Blake. The Governance Committee held one meeting during the fiscal year ended 10/31/04.

The duties of the Investment Committee include the review of and oversight of compliance with the investment restrictions of the Funds and the Portfolios, the review of advisory contracts and contracts with custodians and Sub-advisors, the review of the pricing, valuation and performance of the Funds and the Portfolios, the review of brokerage policies and the review of transactions with affiliates. The members of the Investment Committee are Richard C. Yancey (chair), Anne V. Farrell, and Carrol R. McGinnis. The Investment Committee held four meetings during the fiscal year ended 10/31/04.

The duties of the Operations/Distribution Committee include monitoring the activities of the Distributor, Transfer Agent and Administrator and considering new funds, review of possible termination of funds and/or merging small funds. The members of the Operations/Distribution Committee are Kristianne Blake (chair), Edmund R. Davis, and Michael K. Murphy. The Operations/Distribution Committee held four meetings during the fiscal year ended 10/31/04.

The duties of the Valuation Committee include the review of the pricing and valuation of the Funds and Portfolios. The members of the Valuation Committee consist of William G. Papesh or his designee (chair) and Richard C. Yancey or any other Trustee. The Valuation Committee held twenty-four meetings during the fiscal year ended 10/31/04.

The duties of the Audit Committee include oversight of each Fund's financial reporting policies and practices (including review of annual audit plans and the results of each Fund's annual independent audit), oversight of the quality and objectivity of each Fund's financial statements and the independent public accountant (including the appointment, compensation and retention of the independent public accountant), oversight of the adequacy of the Fund's overall system of internal controls (including the responsibility to receive and address complaints on accounting, auditing and internal control matters) and acting as a liaison between the Fund's independent public accountants and the Board of Trustees. The members of the Audit Committee are Daniel L. Pavelich (chair), Alfred E. Osborne, Jr., and Jay Rockey. The Audit Committee held four meetings during the fiscal year ended 10/31/04.

CODES OF ETHICS. The Trusts, the Advisor, the Distributor and each of the Sub-advisors to the Funds have adopted codes of ethics in accordance with Rule 17j-1 under the for 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios or the Funds. The Codes of Ethics are on file with and are available from the SEC.

PROXY VOTING POLICIES

The Board of Trustees has delegated to the Advisor, or, where applicable, the Sub-advisor responsible for the management of a particular Fund (or, for the Growth Fund, the relevant portion of the Fund), responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the Advisor's or Sub-advisor's proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by the Advisor and each Sub-advisor, including procedures to be used when a vote presents a conflict of interest, are attached.

COMPENSATION

The following table shows the aggregate compensation paid to each of the Trusts' Trustees by each Portfolio or Fund for the most recent fiscal year and by the "Fund Complex" for calendar 2004. The Fund Complex consists of the Portfolios and Funds, together with the Funds within the Variable Trust. None of the Trusts has any plan that would pay pension or retirement benefits to any Trustee.

WM GROUP OF FUNDS
COMPENSATION TABLE

                                                              EQUITY   GROWTH &   WEST COAST   MID CAP            SMALL CAP
                                                       REIT   INCOME    INCOME      EQUITY      STOCK    GROWTH     VALUE
                                                       FUND    FUND      FUND        FUND       FUND      FUND      FUND
---------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D.*                              $620   $2,810     $3,823     $2,372      $1,285   $2,801     $502
  Kristianne Blake                                     $678   $3,076     $4,186     $2,597      $1,406   $3,066     $550
  Edmond R. Davis, Esq.                                $620   $2,810     $3,823     $2,372      $1,285   $2,801     $502
  Carrol R. McGinnis                                   $639   $2,899     $3,944     $2,447      $1,325   $2,889     $518
  Alfred E. Osborne, Jr., Ph.D.                        $613   $2,781     $3,783     $2,347      $1,271   $2,771     $497
  Daniel L. Pavelich                                   $740   $3,358     $4,568     $2,834      $1,535   $3,346     $600
  Jay Rockey                                           $626   $2,840     $3,864     $2,397      $1,298   $2,830     $507
  Richard C. Yancey                                    $854   $3,875     $5,272     $3,271      $1,771   $3,862     $692
  INTERESTED TRUSTEES
  Anne V. Farrell                                      $626   $2,840     $3,864     $2,397      $1,298   $2,830     $507
  Michael K. Murphy                                    $626   $2,840     $3,864     $2,397      $1,298   $2,830     $507
  William G. Papesh                                    $  0   $   0      $   0      $   0       $   0    $   0      $  0
---------------------------------------------------------------------------------------------------------------------------------
  * Retired February 17, 2005

                                     SMALL CAP                   SHORT TERM                              HIGH       TAX-
                                      GROWTH     INTERNATIONAL     INCOME     U.S. GOVERNMENT   INCOME   YIELD     EXEMPT
                                       FUND       GROWTH FUND       FUND      SECURITIES FUND    FUND    FUND    BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D. *             $632          $1,073         $504           $2,865       $2,105   $1,324     $412
  Kristianne Blake                     $692          $1,175         $552           $3,137       $2,305   $1,450     $451
  Edmond R. Davis, Esq.                $632          $1,073         $504           $2,865       $2,105   $1,324     $412
  Carrol R. McGinnis                   $652          $1,107         $520           $2,956       $2,172   $1,366     $425
  Alfred E. Osborne, Jr., Ph.D.        $626          $1,062         $498           $2,835       $2,083   $1,310     $408
  Daniel L. Pavelich                   $756          $1,282         $602           $3,423       $2,515   $1,582     $492
  Jay Rockey                           $639          $1,084         $509           $2,895       $2,127   $1,338     $417
  Richard C. Yancey                    $872          $1,480         $695           $3,951       $2,903   $1,826     $568
  INTERESTED TRUSTEES
  Anne V. Farrell                      $639          $1,084         $509           $2,895       $2,127   $1,338     $417
  Michael K. Murphy                    $639          $1,084         $509           $2,895       $2,127   $1,338     $417
  William G. Papesh                    $  0          $   0          $  0           $   0        $   0    $   0      $  0
---------------------------------------------------------------------------------------------------------------------------------
  * Retired February 17, 2005

                                                 CALIFORNIA
                                                  INSURED               TAX-EXEMPT
                                   CALIFORNIA   INTERMEDIATE   MONEY       MONEY      CALIFORNIA   FLEXIBLE    CONSERVATIVE
                                   MUNICIPAL     MUNICIPAL     MARKET     MARKET        MONEY       INCOME       BALANCED
                                      FUND          FUND        FUND       FUND          FUND      PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D.*            $ 798          $269       $1,258       $50          $37         $1,673       $ 855
  Kristianne Blake                   $ 874          $294       $1,378       $55          $40         $1,831       $ 936
  Edmond R. Davis, Esq.              $ 798          $269       $1,258       $50          $37         $1,673       $ 855
  Carrol R. McGinnis                 $ 823          $277       $1,298       $52          $38         $1,725       $ 882
  Alfred E. Osborne, Jr., Ph.D.      $ 790          $266       $1,245       $50          $36         $1,655       $ 846
  Daniel L. Pavelich                 $ 953          $321       $1,503       $60          $44         $1,998       $1,021
  Jay Rockey                         $ 806          $272       $1,272       $51          $37         $1,690       $ 864
  Richard C. Yancey                  $1,100         $371       $1,735       $69          $51         $2,307       $1,178
  INTERESTED TRUSTEES
  Anne V. Farrell                    $ 806          $272       $1,272       $51          $37         $1,690       $ 864
  Michael K. Murphy                  $ 806          $272       $1,272       $51          $37         $1,690       $ 864
  William G. Papesh                  $   0          $  0       $   0        $ 0          $ 0         $   0        $   0
---------------------------------------------------------------------------------------------------------------------------------
  * Retired February 17, 2005

                                                                                                                  TOTAL
                                                                                                TOTAL         COMPENSATION
                                                              CONSERVATIVE    STRATEGIC     COMPENSATION      FROM THE FUND
                                                 BALANCED        GROWTH        GROWTH      FOR FISCAL YEAR     COMPLEX FOR
                                                 PORTFOLIO     PORTFOLIO      PORTFOLIO    ENDED 10/31/04     CALENDAR 2004
---------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  Wayne L. Attwood, M.D.*                          $6,198        $4,864         $2,762         $41,892           $52,000
  Kristianne Blake                                 $6,785        $5,324         $3,024         $45,861           $58,000
  Edmond R. Davis, Esq.                            $6,198        $4,864         $2,762         $41,892           $52,000
  Carrol R. McGinnis                               $6,394        $5,017         $2,849         $43,215           $54,000
  Alfred E. Osborne, Jr., Ph.D.                    $6,133        $4,812         $2,733         $41,451           $52,000
  Daniel L. Pavelich                               $7,405        $5,811         $3,300         $50,050           $63,000
  Jay Rockey                                       $6,263        $4,915         $2,791         $42,333           $53,000
  Richard C. Yancey                                $8,547        $6,707         $3,809         $57,767           $73,000
  INTERESTED TRUSTEES
  Anne V. Farrell                                  $6,263        $4,915         $2,791         $42,333           $51,000
  Michael K. Murphy                                $6,263        $4,915         $2,791         $42,333           $51,000
  William G. Papesh                                $   0         $   0          $   0          $    0            $    0
---------------------------------------------------------------------------------------------------------------------------------
  * Retired February 17, 2005

As of February 18, 2005, except as noted, to the knowledge of the Trusts, no shareholders owned of record 5% or more of, and the officers and trustees of the Portfolios and Funds as a group owned, of record or beneficially, less than 1% of the outstanding shares of the indicated classes of the Portfolios or Funds:

                                                                                           PERCENTAGE
                     PRINCIPAL HOLDER                                  ADDRESS             OWNERSHIP
-----------------------------------------------------------------------------------------------------
  California Money Fund Class A
    National Financial Services                             200 Liberty Street                 32
    for the Exclusive Benefit of                            New York NY 10281
    Our Customers
    Herbert I Singer &                                      11731 Chapakal Street              12
    Marlene Singer TTEE of                                  Los Angeles CA 90049
    the Herbert I & Marlene Singer
    Living Trust DTD 9-15-70
    Joe Sherman                                             PO Box 1416                         8
                                                            San Gabriel CA 91778-1416
  California Insured Intermediate Municipal Fund Class A
    MLPF&S for the Sole                                     Attn Fund Administration            5
    Benefit of Its Customers                                4800 Deer Lake Dr East 3rd Fl
                                                            Jacksonville FL 32246
  California Insured Intermediate Municipal Fund Class C
    Lee Camp TTEE                                           1023 White Gate Rd.                 7
    Jack S Cook Trust U/A 6/18/99                           Alamo CA 94507
  California Municipal Fund Class C
    Christie G Wiesinger TTEE                               1580 Geary Rd #266                  6
    Christie G Wiesinger TR U/A 11/25/96                    Walnut Creek CA 94597
  Small Cap Growth Fund Class A
    FIIOC as Agent for Qualified                            100 Magellan Way KW1C              37
    Employee Benefit Plans (401K)                           Covington KY 41015
    FINOPS-IC Funds
  Small Cap Growth Fund Class C
    Piper Jaffray for the Sole                              Attn Jami Podhradsky                6
    Benefit of Its Customers                                1075 Baker Building
                                                            706 2nd Ave S
                                                            Minneapolis MN 55402-3003
  Small Cap Growth Fund Class I
    Bost & Co                                               c/o Mutual Fund Operations         37
    FBO WM Conservative Growth Portfolio                    PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               Mutual Fund Operations             33
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               c/o Mutual Fund Operations         24
    FBO WM Strategic Growth Portfolio                       PO Box 3198
                                                            Pittsburgh PA 15230-3198
  International Growth Fund Class A
    FIIOC as Agent for Qualified                            100 Magellan Way KW1C              56
    Employee Benefit Plans (401K)                           Covington KY 41015
    FINOPS-IC Funds
  International Growth Fund Class C
    Raymond James & Assoc Inc                               880 Carillon Pkwy                   7
    FBO Cole IRA                                            St Petersburg FL 33716
  International Growth Fund Class I
    Bost & Co                                               c/o Mutual Fund Operations         37
    FBO WM Conservative Growth Portfolio                    PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               Mutual Fund Operations             34
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               c/o Mutual Fund Operations         26
    FBO WM Strategic Growth Portfolio                       PO Box 3198
                                                            Pittsburgh PA 15230-3198

                                                                                           PERCENTAGE
                     PRINCIPAL HOLDER                                  ADDRESS             OWNERSHIP
-----------------------------------------------------------------------------------------------------
  Growth Fund Class A
    FIIOC as Agent for Qualified                            100 Magellan Way KW1C              18
    Employee Benefit Plans (401K)                           Covington KY 41015
    FINOPS-IC Funds
  Growth Fund Class C
    Pershing LLC                                            P. O. Box 2052                      5
                                                            Jersey City, NJ 07303-9998
  Growth Fund Class I
    Bost & Co                                               c/o Mutual Fund Operations         36
    FBO WM Conservative Growth Portfolio                    PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               Mutual Fund Operations             35
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               c/o Mutual Fund Operations         22
    FBO WM Strategic Growth Portfolio                       PO Box 3198
                                                            Pittsburgh PA 15230-3198
  Short Term Income Fund Class A
    Calhoun & Co                                            Attn Mutual Fund Unit MC 3446      14
    c/o Comerica Bank                                       PO Box 75000
                                                            Detroit MI 48275-3446
  Short Term Income Fund Class I
    Bost & Co                                               c/o Mutual Fund Operations         62
    FBO WM Flexible Income Portfolio                        PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               Mutual Fund Operations             21
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               Mutual Fund Operations             17
    FBO WM Conservative Balanced Portfolio                  PO Box 3198
                                                            Pittsburgh PA 15230-3198
  Growth & Income Fund Class A
    FIIOC as Agent for Qualified                            100 Magellan Way KW1C              49
    Employee Benefit Plans (401K)                           Covington KY 41015
    FINOPS-IC Funds
  Growth & Income Fund Class C
    RBC Dain Rauscher                                       9515 N Wieber Dr                    7
    Ronald C Turner                                         Spokane WA 99208
    Audrey Jean Turner
    JT TEN/WROS
    Catherine Mate                                          17300 135th Ave NE Unit 65          6
    Karol Mate                                              Woodinville WA 98072
    Pershing LLC                                            P.O. Box 2052                       5
                                                            Jersey City, NJ 07303-9998
  Growth & Income Fund Class I
    Bost & Co                                               c/o Mutual Fund Operations         36
    FBO WM Conservative Growth Portfolio                    PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               Mutual Fund Operations             33
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               c/o Mutual Fund Operations         24
    FBO WM Strategic Growth Portfolio                       PO Box 3198
                                                            Pittsburgh PA 15230-3198
  Equity Income Fund Class A
    FIIOC as Agent for Qualified                            100 Magellan Way KW1C              28
    Employee Benefit Plans (401K)                           Covington KY 41015
    FINOPS-IC Funds
  Equity Income Fund Class C
    MLPF&S for the Sole                                     4800 Deer Lake Dr East 3rd Fl      11
    Benefit of Its Customers                                Jacksonville FL 32246
    Attn Fund Administration

                                                                                           PERCENTAGE
                     PRINCIPAL HOLDER                                  ADDRESS             OWNERSHIP
-----------------------------------------------------------------------------------------------------
  Equity Income Fund Class I
    Bost & Co                                               Mutual Fund Operations             37
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               c/o Mutual Fund Operations         35
    FBO WM Conservative Growth Portfolio                    PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               c/o Mutual Fund Operations         20
    FBO WM Strategic Growth Portfolio                       PO Box 3198
                                                            Pittsburgh PA 15230-3198
  Money Market Fund Class A
    National Financial Services                             200 Liberty Street                 79
    for the Exclusive Benefit of Our Customers              New York NY 10281
  Money Market Fund Class C
    The Gangolli Family TR                                  24 Old Ranch Rd                     6
    Julian S Gangolli U/A 08/31/00                          Laguna Niguel CA 92677
    Norris Peterson EX                                      3613 Spyglass Dr NE                 6
    E/O Hazel C Peterson                                    Tacoma WA 98422
    Carolyn May Deatherage Tod                              5477 Westshire CR #309              5
    Subject to STA Tod Rules                                Waunakee WI 53597
  Money Market Fund Class I
    WM Advisors Inc                                         Attn Accounting                    34
                                                            1201 3rd Ave 20th Fl WMT2035
                                                            Seattle WA 98101
    WM Financial Services Inc                               Attn Accounting Department         23
    Misc W/O District A                                     1201 3rd Ave WMT 2035
                                                            Seattle WA 98101
    WM Funds Distributor Inc                                Attn Mike Larson                   14
                                                            1201 3rd Ave 20th Fl WMT2035
                                                            Seattle WA 98101-0000
    WMBFA Insurance Agency Inc                              Attn Accounting Department         12
                                                            1201 Third Ave WMT 2035
                                                            Seattle WA 98101
    WM Shareholder Services Inc                             Attn Mike Larson                    9
                                                            1201 3rd Ave 20th Floor WMT
                                                            2035
                                                            Seattle WA 98101
    Dave M Williams Lisa H Rhee Laura                       1201 3rd Ave Unit 2035              7
    Luebeck & Michael Schmid TTEES                          Seattle WA 98101-3029
    WMFS Insurance Services Inc
  High Yield Fund Class A
    CMG Capital Master                                      150 N Radnorchester Road            7
    CMG Capital Master                                      Suite A150
                                                            Radnor PA 19087
  High Yield Fund Class I
    Bost & Co                                               Mutual Fund Operations             33
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               c/o Mutual Fund Operations         21
    FBO WM Conservative Growth Portfolio                    PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               c/o Mutual Fund Operations         15
    FBO WM Strategic Growth Portfolio                       PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               c/o Mutual Fund Operations         12
    FBO WM Flexible Income Portfolio                        PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               Mutual Fund Operations              6
    FBO WM Conservative Balanced Portfolio                  PO Box 3198
                                                            Pittsburgh PA 15230-3198

                                                                                           PERCENTAGE
                     PRINCIPAL HOLDER                                  ADDRESS             OWNERSHIP
-----------------------------------------------------------------------------------------------------
    Bost & Co                                               Mutual Fund Operations              6
    FBO WM Vt Balance Portfolio                             PO Box 3198
                                                            Pittsburgh PA 15230-3198
  West Coast Equity Fund Class A
    FIIOC as Agent for Qualified                            100 Magellan Way KW1C              35
    Employee Benefit Plans (401K)                           Covington KY 41015
    FINOPS-IC Funds
  West Coast Equity Fund Class I
    FBO WM Conservative Growth Portfolio                    c/o Mutual Fund Operations         36
                                                            PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               Mutual Fund Operations             33
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               c/o Mutual Fund Operations         27
    FBO WM Strategic Growth Portfolio                       PO Box 3198
                                                            Pittsburgh PA 15230-3198
  Mid Cap Stock Fund Class A
    FIIOC As Agent for Qualified                            100 Magellan Way KW1C              65
    Employee Benefit Plans (401K)                           Covington KY 41015
    FINOPS-IC Funds
  Mid Cap Stock Fund Class C
    Matthew Traina                                          1053 Sunnyhills Road                6
    Young Hae Chu                                           Oakland CA 94610
    Pershing LLC                                            P.O. Box 2052                       5
                                                            Jersey City, NJ 07303-9998
  Mid Cap Stock Fund Class I
    Bost & Co                                               c/o Mutual Fund Operations         34
    FBO WM Conservative Growth Portfolio                    PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               Mutual Fund Operations             32
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               c/o Mutual Fund Operations         27
    FBO WM Strategic Growth Portfolio                       PO Box 3198
                                                            Pittsburgh PA 15230-3198
  Tax-Exempt Money Market Fund Class A
    National Financial Services                             200 Liberty Street                 59
    for the Exclusive Benefit of                            New York NY 10281
    Our Customers
    Kenneth H Krichman                                      7239 Sandpoint WY NE #309           6
                                                            Seattle WA 98115-6315
  Small Cap Value Fund Class A
    Betty J Eberharter                                      2414 43rd Ave E #A1                 6
    Separate Property                                       Seattle WA 98112
  Small Cap Value Fund Class B
    Sister Mary Francis &                                   2381 Laurel Glen Rd                13
    Sister Maureen Theresa TTEES                            Soquel CA 95073
    Franciscan Missionary Sisters of
    Our Lady of Sorrows Inc
  Small Cap Value Fund Class C
    LPL Financial Services                                  9785 Towne Centre Drive            10
                                                            San Diego CA 92121-1968
    NFS/FMTC Rollover IRA                                   3208 75th St                        9
    FBO Michael D Coke                                      Lubbock TX 79423
    Pershing LLC                                            P.O. Box 2052                       6
                                                            Jersey City, NJ 07303-9998
  Small Cap Value Fund Class I
    Bost & Co                                               c/o Mutual Fund Operations         37
    FBO WM Conservative Growth Portfolio                    PO Box 3198
                                                            Pittsburgh PA 15230-3198
    Bost & Co                                               Mutual Fund Operations             33
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198

                                                                                           PERCENTAGE
                     PRINCIPAL HOLDER                                  ADDRESS             OWNERSHIP
-----------------------------------------------------------------------------------------------------

    Bost & Co                                               c/o Mutual Fund Operations         24
    FBO WM Strategic Growth Portfolio                       PO Box 3198
                                                            Pittsburgh PA 15230-3198

  Income Fund Class I
    Bost & Co                                               Mutual Fund Operations             49
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198

    Bost & Co                                               c/o Mutual Fund Operations         26
    FBO WM Flexible Income Portfolio                        PO Box 3198
                                                            Pittsburgh PA 15230-3198

    Bost & Co                                               c/o Mutual Fund Operations         13
    FBO WM Conservative Growth Portfolio                    PO Box 3198
                                                            Pittsburgh PA 15230-3198

    Bost & Co                                               Mutual Fund Operations             12
    FBO WM Conservative Balanced Portfolio                  PO Box 3198
                                                            Pittsburgh PA 15230-3198

  U.S. Government Securities Fund Class I
    Bost & Co                                               Mutual Fund Operations             48
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198

    Bost & Co                                               c/o Mutual Fund Operations         23
    FBO WM Flexible Income Portfolio                        PO Box 3198
                                                            Pittsburgh PA 15230-3198

    Bost & Co                                               c/o Mutual Fund Operations         19
    FBO WM Conservative Growth Portfolio                    PO Box 3198
                                                            Pittsburgh PA 15230-3198

    Bost & Co                                               Mutual Fund Operations             11
    FBO WM Conservative Balanced Portfolio                  PO Box 3198
                                                            Pittsburgh PA 15230-3198

  REIT Fund Class I
    Bost & Co                                               c/o Mutual Fund Operations         36
    FBO WM Conservative Growth Portfolio                    PO Box 3198
                                                            Pittsburgh PA 15230-3198

    Bost & Co                                               Mutual Fund Operations             36
    FBO Balanced Portfolio                                  PO Box 3198
                                                            Pittsburgh PA 15230-3198

    Bost & Co                                               c/o Mutual Fund Operations         21
    FBO WM Strategic Growth Portfolio                       PO Box 3198
                                                            Pittsburgh PA 15230-3198

  REIT Fund Class C
    First Clearing, LLC                                     2856 Saddleback Drive               7
    Charles & Sallie Heitsman                               Cincinnati OH 45244-3915
    Liv Trust DTD 09/24/2001

  Tax-Exempt Bond Fund Class C
    LPL Financial Services                                  9785 Towne Centre Drive            12
                                                            San Diego CA 92121-1968

    Jean M Hilton TTEE                                      2911 SE Village Loop #162           8
    Jean M Hilton TR U/A 2/25/03                            Vancouver WA 98683

    David Chester Creps                                     PO Box 152                          7
                                                            Wheatland CA 95692

The Portfolios and Funds have no knowledge as to the beneficial ownership of their shares.

To the extent any shareholder beneficially owns more than 25% of a Portfolio or Fund, it may be deemed to control such Portfolio or Fund, within the meaning of the 1940 Act. As shown above, the Portfolios own more than 25% of several of the Funds and, as a result, may be deemed to control such Funds. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

THE PORTFOLIOS' AND FUNDS' SERVICE PROVIDERS

The Portfolios and Funds are managed by the Advisor. The Advisor has delegated portfolio management responsibilities with respect to the Growth, International Growth, Small Cap Growth, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds to Sub-advisors.

In determining to approve the most recent annual extension of the Trusts' investment advisory agreements with the Advisor (the "Advisory Agreement") and the investment sub-advisory agreements among the Trusts, the Advisor and certain sub-advisors (the "Sub-advisors") with respect to the Growth, International Growth, Small Cap Growth, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds (the "Sub-advisory Agreements"), the Trustees met over the course of the Trusts' last fiscal year with the relevant investment advisory personnel and considered information provided by the Advisor and the Sub-advisors relating to the education, experience and number of investment professionals and other personnel providing services under the Advisory Agreement and each Sub-advisory Agreement. For more information on these personnel, see the Sections entitled "Advisor and Sub-Advisors" and "Individual Fund Managers" in the Prospectus. The Trustees also took into account the time and attention devoted by senior management to the Portfolios and Funds. The Trustees evaluated the level of skill required to manage the Portfolios and Funds and concluded that the human resources devoted by the Advisor and the Sub-advisors were appropriate to fulfill effectively their respective duties under the Advisory Agreement and Sub-advisory Agreements. The Trustees also considered the business reputation of the Advisor and the Sub-advisors and their financial resources and their professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the respective agreements.

The Trustees received information concerning the investment philosophies and investment processes applied by the Advisor and the Sub-advisors in managing the Portfolios and Funds, as disclosed in the Prospectus. In this connection, the Trustees considered the in-house research capabilities of the Advisor and the Sub-advisors as well as other sources available to the Advisor's and the Sub-advisor's personnel, including research services available to the Advisor and the Sub-advisors as a result of securities transactions effected for the Funds and other investment advisory clients. (For more information, see the description under "Securities Transactions" below.) The Trustees concluded that the investment processes, research capabilities and philosophies of the Advisor and the Sub-advisors were well suited to the respective Portfolios and Funds, given their respective investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Portfolios and Funds under the Advisory Agreement, and those provided by the Sub-advisors under the Sub-advisory Agreements, relative to services provided by other third parties to other mutual funds. The Trustees noted that the standard of care applicable to the Advisor and the Sub-advisors under the respective agreements was comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the services provided to the Fund by the Advisor and the Sub-advisors was consistent with the Portfolios' and Funds' operational requirements, including, in addition to its investment objective, compliance with the Portfolios' and Funds' investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor and the Sub-advisors to the Portfolios and Funds. The Trustees evaluated the records of the Advisor and Sub-advisors with respect to regulatory compliance and compliance with the investment policies of the Portfolios and Funds. The Trustees also evaluated the procedures of the Advisor and each Sub-advisor designed to fulfill their fiduciary duties to the Portfolios and Funds with respect to possible conflicts of interest, including the codes of ethics of the Advisor and each of the

Sub-advisors (regulating the personal trading of its officers and employees (see "Codes of Ethics" above under "Management")) the procedures by which the Advisor and sub-advisors allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Advisor and the Sub-advisors in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Securities Transactions" below.

The Trustees considered oversight by the Advisor of non-advisory services provided by persons other than the Advisor, including the Sub-advisors, by reference, among other things, to the Portfolios' and Funds' total expenses and the reputation of the Trusts' other service providers, as described below. The Trustees also considered information relating to the investment performance of the Portfolios and Funds relative to their respective performance benchmark(s), relative to other similar accounts managed by the Advisor and the relevant Sub-advisors and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectus), performance under different market conditions and during different phases of a market cycle, the volatility of each Portfolio's and Fund's returns, as well as factors identified by the Advisor or the Sub-advisor as contributing to performance. See "Individual Portfolio Reviews" in the Trusts' most recent Annual Reports. The Trustees concluded that the scope and quality of the services provided by the Advisor and the Sub-advisors, as well as the investment performance of the Portfolios and Funds, was sufficient, in light of market conditions, performance attribution, the resources dedicated by the Advisor and the Sub-advisors and their integrity, their personnel and systems and their respective financial resources, to merit reapproval of the Advisory Agreement and each Sub-advisory Agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Advisory Agreement and each Sub-advisory Agreement. The Trustees reviewed information, including information supplied by other third parties, concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of each Portfolio and Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor and/or the relevant Sub-advisor. In particular, the Trustees evaluated the profitability of the Advisor with respect to the Portfolios and Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees not only took into account the actual dollar amount of fees paid by each Portfolio and Fund directly to the Advisor and the applicable Sub-advisors, but also took into account so-called "fallout benefits" to the Advisor and the Sub-advisors such as reputational value derived from serving as investment advisor to one or more of the Portfolios and Funds.

In evaluating the Portfolios' and Funds' advisory and sub-advisory fees, the Trustees also took into account the complexity of investment management for each Portfolio and Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds, including state-specific municipal funds require greater intensity of research and trading acumen than larger capitalization or more diversified funds.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor and the Sub-advisors under the Advisory Agreement and each Sub-advisory Agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor and the Sub-advisors.

In determining to approve the Sub-Advisory Agreements, with respect to the Small Cap Growth Fund, the Trustees considered the same information and made the same determinations, except considerations and determinations related to prior experience with respect to such Fund. Where applicable, considerations and determinations with respect to the Small Cap Growth Fund were made on a prospective basis.

MANAGEMENT FEES. Each Portfolio and Fund pays a management fee to the Advisor. The management fee is calculated and paid to the Advisor every month. The management fee for each Portfolio and Fund is based upon a percentage of the average net assets of such Portfolio or Fund. Absent fee waivers, the management fee for each Portfolio and Fund, as provided in the investment advisory agreement of the Portfolio or Fund, is as follows:

                    FUNDS AND PORTFOLIOS                                      FEES
------------------------------------------------------------------------------------------------
  Each of the Portfolios....................................    0.65% of the first $1 billion,
                                                                0.60% of the next $2 billion,
                                                                0.55% thereafter*
  REIT Fund.................................................    0.80% of the first $500 million,
                                                                0.75% of the next $1.5 billion,
                                                                0.70% of the next $1 billion,
                                                                0.65% thereafter
  High Yield, Equity Income and Growth & Income Funds.......    0.625% of the first $250
                                                                million,
                                                                0.50% thereafter
  Small Cap Value Fund & Small Cap Growth**.................    0.85% of the first $500 million,
                                                                0.75% of the next $2.5 billion,
                                                                0.70% thereafter
  West Coast Equity Fund....................................    0.625% of the first $500
                                                                million,
                                                                0.50% of the next $500 million,
                                                                0.375% thereafter
  Mid Cap Stock Fund........................................    0.75% of the first $1 billion,
                                                                0.70% of the next $1 billion,
                                                                0.65% of the next $1 billion,
                                                                0.60% thereafter
  Growth Fund***............................................    0.80% of the first $500 million,
                                                                0.75% of the next $1.5 billion,
                                                                0.70% of the next $1.0 billion,
                                                                0.65% thereafter
  International Growth Fund****.............................    0.25% of the first $25 million,
                                                                0.40% of the next $25 million,
                                                                0.575% of the next $75 million,
                                                                0.375% of the next $125 million,
                                                                0.425% of the next $750 million
                                                                0.375% of the next $2 billion
                                                                0.325% thereafter****
  Short Term Income Fund....................................    0.50% of the first $200 million,
                                                                0.45% of the next $300 million,
                                                                0.40% thereafter
  U.S. Government Securities and Income Funds...............    0.50% of the first $2 billion,
                                                                0.45% thereafter
  Tax-Exempt Bond Fund***...................................    0.40% of the first $250 million,
                                                                0.30% thereafter
  California Municipal Fund***..............................    0.30% of the first $150 million,
                                                                0.35% of the next $850 million,
                                                                0.325% thereafter

                    FUNDS AND PORTFOLIOS                                      FEES
------------------------------------------------------------------------------------------------
  California Insured Intermediate Municipal Fund***.........    0.30% of the first $75 million,
                                                                0.375% of the next $925 million,
                                                                0.325% thereafter
  Money Market and Tax-Exempt Money Market Funds............    0.45% of the first $1 billion,
                                                                0.40% thereafter
  California Money Fund.....................................    0.45% of the first $500 million,
                                                                0.40% thereafter

     * Each Portfolio's advisory fee is reduced from the above stated rates based on the aggregate average daily net assets of all the Portfolios. Each Portfolio's fee reduction, as a percentage of it's average daily net assets, is: 0.025% for aggregate assets from $5 billion and $10 billion; 0.050% for aggregate assets from $10 billion to $15 billion; 0.075% for aggregate assets from $15 billion to $20 billion; 0.100% for aggregate assets from $20 billion to $25 billion; and 0.125 for aggregate assets over $25 billion.
    ** The Advisory Agreement is expected to be amended effective April 1, 2005 to provide for direct payment of the Sub-advisors by the Fund. The fee shown will be reduced by the sub-advisory fees, which will fluctuate depending upon the allocation of assets among the sub-advisors.
   *** The Advisory Agreement was amended effective January 1, 2000 to provide for direct payment of the Sub-advisors by the Fund. The fee shown will be reduced by the sub-advisory fees, which will fluctuate depending on the allocation of assets among the three Sub-advisors.
  **** The Advisory and Sub-Advisory Agreements for the Funds were amended effective January 1, 2000 to provide for the direct payment of the Sub-advisors by the Funds. The fee rates shown above reflect this amendment (i.e., they are net of sub-advisory fees). Sub-advisory fees are disclosed under "Sub-advisory Fee" below.

For the three most recent fiscal years, the Portfolios and Funds paid the Advisor or its affiliates the following advisory fees:

                                                                   FISCAL YEAR ENDED OCTOBER 31, 2004
                                                                FEES BEFORE                    EXPENSES
                                                                  WAIVER       FEES WAIVED    REIMBURSED
------------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................    $ 5,205,986      $    --       $     --
  Conservative Balanced Portfolio...........................    $ 2,416,230           --             --
  Balanced Portfolio........................................    $17,411,691           --             --
  Conservative Growth Portfolio.............................    $13,878,166           --             --
  Strategic Growth Portfolio................................    $ 8,045,722           --             --
  REIT Fund.................................................    $ 2,117,088           --             --
  Equity Income Fund........................................    $ 6,494,421           --             --
  Growth & Income Fund......................................    $ 9,882,329           --             --
  West Coast Equity Fund....................................    $ 6,264,888           --             --
  Mid Cap Stock Fund........................................    $ 4,418,962           --             --
  Growth Fund*..............................................    $ 9,671,698           --             --
  Small Cap Value Fund......................................    $ 1,299,532           --             --
  Small Cap Growth Fund.....................................    $ 3,032,930           --             --
  International Growth Fund*................................    $ 4,095,854           --             --
  Short Term Income Fund....................................    $ 1,297,592           --             --
  U.S. Government Securities Fund...........................    $ 6,850,427           --             --
  Income Fund...............................................    $ 5,564,174           --             --
  High Yield Fund...........................................    $ 3,656,109           --             --
  Tax-Exempt Bond Fund*.....................................    $ 1,200,519           --             --
  California Municipal Fund*................................    $ 2,357,821           --             --
  California Insured Intermediate Municipal Fund*...........    $   811,881           --             --
  Money Market Fund.........................................    $ 3,575,430           --             --
  Tax-Exempt Money Market Fund..............................    $   121,241           --             --
  California Money Fund.....................................    $   159,813      $55,469             --

                                                                   FISCAL YEAR ENDED OCTOBER 31, 2003
                                                                FEES BEFORE                    EXPENSES
                                                                  WAIVER       FEES WAIVED    REIMBURSED
------------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................    $3,520,912      $     --       $     --
  Conservative Balanced Portfolio...........................    $1,080,121      $ 73,786             --
  Balanced Portfolio........................................    $9,728,401            --             --
  Conservative Growth Portfolio.............................    $7,824,738            --             --
  Strategic Growth Portfolio................................    $4,225,785            --             --
  REIT Fund.................................................    $  774,209
  Equity Income Fund........................................    $3,889,096            --             --
  Growth & Income Fund......................................    $6,922,245            --             --
  West Coast Equity Fund....................................    $4,482,819            --             --
  Mid Cap Stock Fund........................................    $2,392,456            --             --
  Growth Fund*..............................................    $5,504,828            --             --
  Small Cap Growth Fund.....................................    $2,298,990            --             --
  International Growth Fund*................................    $2,247,490            --             --
  Short Term Income Fund....................................    $  979,549      $103,826             --
  U.S. Government Securities Fund...........................    $4,968,838            --             --
  Income Fund...............................................    $4,657,296            --             --
  High Yield Fund...........................................    $2,470,360            --             --
  Tax-Exempt Bond Fund*.....................................    $1,313,476            --             --
  California Municipal Fund*................................    $2,887,230            --             --
  California Insured Intermediate Municipal Fund*...........    $  923,026      $167,066             --
  Money Market Fund.........................................    $3,964,174            --             --
  Tax-Exempt Money Market Fund..............................    $  136,560      $ 36,725             --
  California Money Fund.....................................    $  118,186      $ 44,654             --

                                                                   FISCAL YEAR ENDED OCTOBER 31, 2002
                                                                FEES BEFORE                    EXPENSES
                                                                  WAIVER       FEES WAIVED    REIMBURSED
------------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................    $2,045,819      $     --       $     --
  Conservative Balanced Portfolio...........................    $  413,366      $ 80,694             --
  Balanced Portfolio........................................    $7,766,742            --             --
  Conservative Growth Portfolio.............................    $6,981,257            --             --
  Strategic Growth Portfolio................................    $3,880,617            --             --
  Equity Income Fund........................................    $3,487,589            --             --
  Growth & Income Fund......................................    $7,566,028            --             --
  West Coast Equity Fund....................................    $4,454,952            --             --
  Mid Cap Stock Fund........................................    $2,078,637            --             --
  Growth Fund*..............................................    $5,128,571            --             --
  Small Cap Growth Fund.....................................    $1,879,642            --             --
  International Growth Fund*................................    $1,753,349            --             --
  Short Term Income Fund....................................    $  761,632      $ 35,472             --
  U.S. Government Securities Fund...........................    $3,535,691            --             --
  Income Fund...............................................    $3,379,710            --             --
  High Yield Fund...........................................    $1,818,597            --             --
  Tax-Exempt Bond Fund*.....................................    $1,284,203            --             --
  California Municipal Fund*................................    $2,765,304            --             --
  California Insured Intermediate Municipal Fund*...........    $  591,670      $226,944             --
  Money Market Fund.........................................    $3,498,291            --             --
  Tax-Exempt Money Market Fund..............................    $  145,397      $ 36,203             --
  California Money Fund.....................................    $  169,606      $ 26,964             --
------------------------------------------------------------------------------------------------------------

  * The Advisory and Sub-Advisory Agreements for the Funds were amended effective January 1, 2000 to provide for the direct payment of the Sub-advisors by the Funds. The fees shown above reflect this amendment (i.e., they are net of sub-advisory fees).

ADDITIONAL INFORMATION REGARDING THE ADVISOR

The table below identifies, as of October 31, 2004, (i) the Funds (other than the Money Funds) or Portfolios managed by each of WM Advisors' portfolio managers; (ii) the number of other registered investment companies managed by WM Advisors' portfolio managers, the total assets of such companies, and the number and total assets of such companies with respect to which the advisory fee is based on performance; (iii) the number of other pooled investment vehicles managed by WM Advisors' portfolio managers, the total assets of such vehicles, and the number and total assets of such vehicles with respect of which the advisory fee is based on performance; and (iv) the number of other accounts managed by WM Advisors' portfolio managers, the number and total assets of such accounts, and the number and total assets of such accounts with respect to which the advisory fee is based on performance.

The following information represents the number and total assets of all accounts managed by each portfolio manager as of October 31, 2004, other than the Portfolios and Funds included in this statement of additional information. None of the accounts pay performance-based advisory fees.

                                                                  OTHER REGISTERED               OTHER             OTHER
                                                                INVESTMENT COMPANIES        POOLED ACCOUNTS       ACCOUNTS
                                                                             TOTAL                    TOTAL
PORTFOLIO MANAGER/                                                          ASSETS                   ASSETS
PORTFOLIO OR FUND                                               NUMBER    ($MILLIONS)    NUMBER    ($MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
  Daniel R. Coleman/........................................      1            99.2        0               0        None
    Mid Cap Stock Fund
  Philip M. Foreman/........................................      1           108.2        0               0        None
    West Coast Equity Fund
  John Friedl/..............................................      0               0        2         4,606.8        None
    Income Fund
  Richard E. Helm/..........................................      2           220.5        0               0        None
    Equity Income Fund
    REIT Fund
  Michael Meighan/..........................................      7         2,173.6        0               0        None
    Each of the Portfolios
  Gary J. Pokrzywinski/.....................................      3           812.4        0               0        None
    Income Fund
    High Yield Fund
  David W. Simpson/.........................................      1            38.2        0               0        None
    Small Cap Value Fund
    Small Cap Growth Fund
  Craig V. Sosey/...........................................      2           311.3        0               0        None
    Short Term Income Fund
    U.S. Government Securities Fund
  Stephen Q. Spencer/.......................................      1           252.4        0               0        None
    Growth & Income Fund
  Randall Yoakum/...........................................      7         2,173.6        0               0        None
    Each of the Portfolios

COMPENSATION OF PORTFOLIO MANAGERS

WM Advisors believes that its portfolio managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio managers employed by WM Advisors receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. All portfolio managers are eligible to participate in the firm's standard health and welfare programs, including retirement plans.

A national survey of compensation for investment advisers is used as reference when determining salary. The incentive-based portion of the portfolio managers' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a portfolio manager's satisfaction of goals related to compliance, team contribution, quality and intensity of research, distribution support and annuity asset management, and is inherently subjective. Investment performance is based on a comparison of the portfolio managers' investment performance with the performance of peer groups as determined by Lipper, Inc. Each portfolio manager's investment performance is based on the percentile rankings of the Funds or Portfolios for which the manager is primarily responsible as well as the Funds or Portfolios to whose management the manager contributes, with the performance of the primary Funds or Portfolios being weighted more heavily. Twenty-five percent of the incentive-based compensation is credited to a deferred compensation account with a three-year vesting schedule. The value of this account is adjusted as though the account had been invested directly in the Funds or Portfolios for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable Fund or Portfolio. In addition, certain portfolio managers receive an additional amount that is placed in a deferred compensation account identical to the previously described deferred compensation account except that the amount in the account vests after three years instead of one-third vesting each year.

OWNERSHIP OF SHARES BY PORTFOLIO MANAGERS

The table below shows the dollar range of equity securities of the Fund(s) (other than Money Funds) or Portfolios beneficially owned as of October 31, 2004, by each portfolio manager of such Funds or Portfolios. As described above, portfolio managers employed by WM Advisors earn deferred compensation that is deposited in an account the value of which is adjusted as though the account had been invested in the relevant Funds or Portfolios. The last column shows the dollar range of this account for each portfolio manager with respect to the particular Funds or Portfolios as of October 31, 2004.

                                                                                     DOLLAR RANGE OF
                                                                                         NOTIONAL
                                                                                        INVESTMENT
                                                                 DOLLAR RANGE        THROUGH DEFERRED
PORTFOLIO MANAGER/                                                 OF SHARES           COMPENSATION
PORTFOLIO OR FUND                                                    OWNED               ACCOUNT
-----------------------------------------------------------------------------------------------------------
  Daniel R. Coleman/
    Mid Cap Stock Fund......................................            B                     D
  Philip M. Foreman/
    West Coast Equity Fund..................................            C                     C
  John Friedl/
    Income Fund.............................................         None                  None
  Richard E. Helm/
    Equity Income Fund......................................            B                     C
    REIT Fund...............................................         None                     B
  Michael Meighan/
    Flexible Income Portfolio...............................         None                  None
    Conservative Balanced Portfolio.........................         None                  None
    Balanced Portfolio......................................            A                     D
    Conservative Growth Portfolio...........................            B                  None
    Strategic Growth Portfolio..............................         None                  None
  Gary J. Pokrzywinski/
    Income Fund.............................................         None                     C
    High Yield Fund.........................................            C                     B
  David W. Simpson/
    Small Cap Value Fund....................................            B                     B
    Small Cap Growth Fund...................................         None                     B
  Craig V. Sosey/
    Short Term Income Fund..................................         None                     B
    U.S. Government Securities Fund.........................         None                     B
  Stephen Q. Spencer/
    Growth & Income Fund....................................            B                     D
  Randall Yoakum/
    Flexible Income Portfolio...............................         None                  None
    Conservative Balanced Portfolio.........................         None                  None
    Balanced Portfolio......................................            D                     D
    Conservative Growth Portfolio...........................         None                  None
    Strategic Growth Portfolio..............................         None                  None
  A - $1-$10,000
  B - $10,001-$50,000
  C - $50,001-$100,000
  D - $100,001-$500,000
  E - $500,001-$1,000,000
  over $1,000,000

SUB-ADVISORY FEES

The Funds listed below pay to their Sub-advisors a monthly fee at an annual rate of the following percentages of the average net assets of each such Fund:

                     SUB-ADVISOR/FUNDS                                        FEES
------------------------------------------------------------------------------------------------
  Van Kampen Asset Management
  California Municipal Fund.................................    0.20% of the first $150 million,
                                                                0.15% of the next $850 million,
                                                                0.125% thereafter
  California Insured Intermediate Municipal Fund............    0.20% of the first $75 million,
                                                                0.125% thereafter
  Tax-Exempt Bond Fund......................................    0.10% of average daily net
                                                                assets
  Salomon Brothers Asset Management, Inc.
  Growth Fund...............................................    0.40% of the first $250 million,
                                                                0.35% of the next $250 million,
                                                                0.30% thereafter*
  Janus Capital Management LLC
  Growth Fund...............................................    0.40% of the first $250 million,
                                                                0.35% of the next $500 million,
                                                                0.30% of the next $750 million,
                                                                0.25% thereafter*
  Oppenheimerfunds, Inc.
  Growth Fund...............................................    0.40% of the first $150 million,
                                                                0.375% of the next $150 million,
                                                                0.35% of the next $200 million,
                                                                0.30% thereafter**
  Capital Guardian Trust Company
  International Growth Fund.................................    0.75% of the first $25 million,
                                                                0.60% of the next $25 million,
                                                                0.425% of the next $200 million,
                                                                0.375% thereafter***
  Delaware Management Company
  Small Cap Growth Fund.....................................    0.60% of the first $250 million,
                                                                0.50% of the next $250 million,
                                                                0.40% thereafter**
  Oberweis Asset Management, Inc.
  Small Cap Growth Fund.....................................    0.60% of the first $250 million,
                                                                0.50% of the next $250 million,
                                                                0.40% thereafter**
----------------------------------------------------------------------------------------------------

    * Assets of the WM Variable Trust Growth Fund are included with the assets of the Growth Fund for purposes of determining fees.
   ** Assets of the WM Variable Trust Small Cap Growth Fund are included with the assets of the Small Cap Growth Fund for determining fees.
  *** Subject to the following fee aggregation policies:
For fee purposes, asset aggregation will apply to all accounts of (i) the Fund,
(ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Capital Guardian Trust Company or its affiliates for emerging markets equity investments and investments in other funds with internally charged fees ("Eligible Accounts"). In order to achieve the benefit of asset aggregation, the combined actual fees must exceed the combined total of the minimum fee applicable to each Eligible Accounts.

For Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.

For Eligible Accounts with different investment objectives and guidelines:

  1. Each Eligible Account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.

  2. Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.

  3. The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.

For asset aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income -- high yield, fixed-income -- emerging markets, and fixed-income -- developed markets.

The benefit from asset aggregation, if any, will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.

If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on an unaggregated basis will be converted to U.S. dollars using the applicable foreign exchange rate. The total of such fees will be compared to the Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in U.S. dollars.

The following fee discount will be applied based upon the total aggregated fees paid by all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Capital Guardian Trust Company or its affiliates:

  Aggregate Fees between $1.25 million to $4 million........    5% discount
  Aggregate Fees between $4 million to $8 million...........    7.5% discount
  Aggregate Fees between $8 million to $12 million..........    10% discount
  Aggregate Fees over $12 million...........................    12.5% discount

For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds internally charged fees managed by Capital Guardian Trust Company and its affiliates, except for investments in American Funds' mutual funds. The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees).

For clients whose total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule.

To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency.

Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter end value of the account (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule.

Applicable discount levels and the elimination of fee breakpoints will be effective beginning with the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in market value alone will not cause the reinstatement of a lower discount level or fee breakpoints.

For the three most recent fiscal years, the Sub-advisors were paid the following sub-advisory fees:

                                                                 FEES PAID FISCAL YEAR ENDED OCTOBER 31,
                                                                   2004           2003           2002
-------------------------------------------------------------------------------------------------------------
  Growth Fund...............................................    $4,666,633     $2,720,528     $2,565,621
  International Growth Fund.................................    $1,835,791     $1,052,152     $  772,306
  Tax-Exempt Bond Fund......................................    $  240,727     $  266,054     $  258,551
  California Municipal Fund.................................    $  782,346     $  943,289     $  904,591
  California Insured Intermediate Municipal Fund............    $  259,220     $  287,743     $  203,406

ADDITIONAL INFORMATION REGARDING THE SUB-ADVISORS

CAPITAL GUARDIAN TRUST COMPANY:

As of October 31, 2004
Accounts Managed by Portfolio Managers

                                    REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                         COMPANIES(1)                    VEHICLES(2)                  OTHER ACCOUNTS(3)
                                  NUMBER OF     TOTAL ASSETS      NUMBER OF     TOTAL ASSETS      NUMBER OF     TOTAL ASSETS
      PORTFOLIO MANAGER           ACCOUNTS      (IN BILLIONS)     ACCOUNTS      (IN BILLIONS)     ACCOUNTS      (IN BILLIONS)
---------------------------------------------------------------------------------------------------------------------------------
  Fisher, David..............        23            $23.93            33            $44.54            390           $105.07
  Gromadzki, Arthur..........        13            $ 4.15             8            $26.50            205           $ 50.83
  Havas, Richard.............        15            $ 4.89            21            $33.78            289           $ 79.69
  Kwak, Seung................        13            $ 4.15             9            $26.59            196           $ 49.01
  Kyle, Nancy................        16            $19.88            27            $41.38            240           $ 64.17
  Mant, John.................        13            $ 4.15            12            $30.96            273           $ 66.07
  Reed, Chris................        15            $ 4.89            13            $29.97            292           $ 68.16
  Sauvage, Lionel............        15            $ 4.89            19            $35.28            319           $ 90.71
  Sikorsky, Nilly............        15            $ 4.89            26            $39.00            553           $130.74
  Staehelin, Rudolf..........        15            $ 4.89            20            $38.43            421           $ 98.31
---------------------------------------------------------------------------------------------------------------------------------

  1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed.
  2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed.
  3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed.


WM TRUST II, INTERNATIONAL GROWTH FUND

CAPITAL GUARDIAN TRUST COMPANY

As of October 31, 2004

Accounts with Performance-based Fees Managed by Portfolio Managers

                                       REGISTERED INVESTMENT COMPANIES(1)    OTHER POOLED INVESTMENT VEHICLES(2)
                                         NUMBER OF         TOTAL ASSETS         NUMBER OF         TOTAL ASSETS
         PORTFOLIO MANAGER                ACCOUNTS        (IN BILLIONS)         ACCOUNTS          (IN BILLIONS)
-----------------------------------------------------------------------------------------------------------------
  Fisher, David....................          1                $0.58                 4                 $0.39
  Gromadzki, Arthur................          1                $0.58                 0                 $  --
  Havas, Richard...................          1                $0.58                 0                 $  --
  Kwak, Seung......................          1                $0.58                 0                 $  --
  Kyle, Nancy......................          1                $0.58                 0                 $  --
  Mant, John.......................          1                $0.58                 0                 $  --
  Reed, Chris......................          1                $0.58                 0                 $  --
  Sauvage, Lionel..................          1                $0.58                 0                 $  --
  Sikorsky, Nilly..................          1                $0.58                 4                 $0.39
  Staehelin, Rudolf................          1                $0.58                 0                 $  --
-----------------------------------------------------------------------------------------------------------------

                                          OTHER ACCOUNTS(3)
                                      NUMBER OF     TOTAL ASSETS
         PORTFOLIO MANAGER            ACCOUNTS      (IN BILLIONS)
-----------------------------------  --------------------------------
  Fisher, David....................      15            $ 9.57
  Gromadzki, Arthur................      16            $ 6.56
  Havas, Richard...................      13            $ 7.31
  Kwak, Seung......................      10            $ 7.15
  Kyle, Nancy......................      12            $ 7.16
  Mant, John.......................      16            $ 6.60
  Reed, Chris......................      32            $12.42
  Sauvage, Lionel..................      20            $ 9.68
  Sikorsky, Nilly..................      79            $30.71
  Staehelin, Rudolf................      39            $16.18
-------------------------------------------------------------------------

  1 Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed.
  2 Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed.
  3 Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed.

COMPENSATION

Capital Guardian Trust Company ("CGTC") uses a system of multiple portfolio managers in managing the International Growth Fund's assets. (In addition, CGTC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the International Growth Fund include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, CGTC's ultimate parent company.

As of October 31, 2004, none of CGTC's portfolio managers for the International Growth Fund owned shares of the International Growth Fund.

DELAWARE MANAGEMENT COMPANY:

The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of December 31, 2004.

                                                                                                NO. OF        TOTAL ASSETS IN
                                                                                             ACCOUNTS WITH     ACCOUNTS WITH
                                                                NO. OF                       PERFORMANCE-      PERFORMANCE-
                                                               ACCOUNTS     TOTAL ASSETS      BASED FEES        BASED FEES
---------------------------------------------------------------------------------------------------------------------------------
  Marshall T. Bassett
    Registered.............................................       29       $5,398,429,320          0                      0
    Investment Companies Other Pooled......................        0                    0          0                      0
    Investment Vehicles Other Accounts*....................       22       $2,257,743,049          1            $86,894,948
  Steven T. Lampe
    Registered.............................................       28       $5,253,552,415          0                      0
    Investment Companies Other Pooled......................        0                    0          0                      0
    Investment Vehicles Other Accounts*....................       22       $2,257,743,049          1            $86,894,948
  Matthew Todorow
    Registered.............................................       28       $5,253,552,415          0                      0
    Investment Companies Other Pooled......................        0                    0          0                      0
    Investment Vehicles Other Accounts*....................       22       $2,257,743,049          1            $86,894,948
  Lori P. Wachs
    Registered.............................................       29       $5,398,429,320          0                      0
    Investment Companies Other Pooled......................        0                    0          0                      0
    Investment Vehicles Other Accounts*....................       22       $2,257,743,049          1            $86,894,948
---------------------------------------------------------------------------------------------------------------------------------

  * These accounts include managed accounts, representing a total of 1,952 underlying accounts.
COMPENSATION STRUCTURE

The compensation of each of Delaware's portfolio managers consists of the following:

BASE SALARY. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry benchmarking data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

BONUS. Each named portfolio manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's assets under management minus any direct expenses (expenses associated with product and investment management team). Certain portfolio managers may receive a guaranteed quarterly payment of a portion of this bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

DEFERRED COMPENSATION. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/PERFORMANCE SHARE INCENTIVE PLAN. Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan, an unqualified plan, or may be awarded performance shares in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by Delaware in its full discretion. Option awards may be based in part on seniority.

In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three-year vesting schedule and the amount received under the performance shares is a function of Lincoln's share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by Delaware in its full discretion.

OTHER COMPENSATION. Portfolio managers may also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

As of December 31, 2004, none of Delaware's portfolio managers for the Small Cap Growth Fund owned shares of the Small Cap Growth Fund.

JANUS CAPITAL MANAGEMENT LLC:

ACCOUNTS/FUNDS MANAGED. As of December 31, 2004, Mr. Pinto managed 6 mutual funds with a total of $1,067,437,035 in assets; 2 pooled investment vehicles other than mutual funds with a total of $89,852,169 in assets; and 30 other accounts with a total of $666,052,150 in assets (2 of which other accounts, with $251,336,722 in assets, pay performance-based fees).

SHARE OWNERSHIP. As of December 31, 2004, Mr. Pinto did not own shares of the Growth Fund.

COMPENSATION

The following describes the structure and method of calculating Mr. Pinto's compensation as of January 1, 2005.

Mr. Pinto is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION. Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION. Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. Mr. Pinto's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and he will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

Mr. Pinto is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

Mr. Pinto may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Growth Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

OBERWEIS ASSET MANAGEMENT, INC.:

As of December 31, 2004, Mr. Oberweis managed 7 mutual funds with a total of $479,865,391 in assets; 134 pooled investment vehicles other than mutual funds with a total of $444,795,128 in assets; and 6 other accounts with a total of $1,570,799 in assets (2 of which other accounts, with $40,177,601 in assets, pay performance-based fees).

OBERWEIS ASSET MANAGEMENT, INC. (OAM) offers its investment professionals a competitive compensation package consisting of a base, an incentive-based fee, and equity ownership. Typically, the base comprises the smallest component of the overall compensation package. Incentive fees are computed based on product composite results compared to their appropriate benchmarks based on rolling 1-year and 3-year returns relative to the appropriate benchmarks (i.e. Russell 2000 Growth Index for Small-Cap Growth Equity), with a heavier weighting on 3-year returns. Most of the incentive reward is quantitatively defined in advance. A smaller percentage of the incentive program includes a subjectively evaluated bonus for team spirit, mentoring of less experienced team members, and outstanding client service.

To ensure long-term commitment, a significant portion of Mr. Oberweis' compensation is linked to equity ownership in OAM. senior executives and key investment professionals are also equity investors in OAM. Investment professional bonuses are based on the OAM Composite results relative to their respective benchmarks.

SHARE OWNERSHIP. Mr. Oberweis does not own shares of the Small Cap Growth Fund.

OPPENHEIMERFUNDS, INC.:

Jane Putnam, is the portfolio manager primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by OppenheimerFunds, Inc. ("Oppenheimer").

OTHER ACCOUNTS MANAGED. The following table provides information relating to other accounts managed by Ms. Putnam as of October 31, 2004. None of these accounts has a performance-based advisory fee:

                                                                REGISTERED     OTHER POOLED
                                                                INVESTMENT      INVESTMENT
                                                                 COMPANIES       VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------------
  Other Accounts Managed....................................              5            1            None
  Total Assets Managed......................................    $13,582,461*     $ 8,307*           None
-----------------------------------------------------------------------------------------------------------------

  * In thousands.
Ms. Putnam is also responsible for the management of other funds. At times, those responsibilities could potentially conflict with the interests of the Fund. This may occur whether the Fund and the other funds have the same or different investment objectives and strategies. For example the portfolio manager may need to allocate favorable investment opportunities between funds with similar objectives. Or she may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds advised by the Oppenheimer have the same advisory fee. If the advisory fee structure of another fund is more advantageous than the fee structure of the Fund, it could potentially influence fund management to favor the other fund. The Fund's and Oppenheimer's compliance procedures and code of ethics are designed to preclude any such conflict from affecting the Fund's investments or performance, but may not always be adequate to do so. At the current time, Ms. Putnam only manages other funds with investment objectives and strategies that are similar to those of the Fund. However, she may manage funds or accounts with different investment objectives and strategies in the future.

SHARE OWNERSHIP. As of October 31, 2004, Ms. Putnam did not beneficially own any shares of the Fund.

COMPENSATION. As of October 31, 2004, Ms. Putnam's compensation consisted of three elements: base salary, an annual bonus and long-term awards of options and appreciation rights in regard to the Manager's common stock. The Oppenheimer compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. The base pay level of each Oppenheimer portfolio manager is regularly reviewed to ensure that it reflects the requirements of the particular portfolio, any specific competence or specialty of the individual manager, and is in line with other comparable positions. Each Oppenheimer portfolio manager's annual bonus is based on a number of factors, including: pre-tax fund performance, for periods of up to five years, against the Lipper benchmark applicable to the fund; management quality (such as style consistency, risk management, sector coverage, team leadership and coaching); and organizational development. The compensation structure is also intended to be internally equitable, which serves to reduce potential conflicts of interest between the Fund and other funds managed by the portfolio manager. The compensation structure of the other funds managed by Ms. Putnam is the same as the compensation structure of the Fund. The Lipper index used to calculate her annual bonus is the Lipper Large-Cap Core index.

SALOMON BROTHERS ASSET MANAGEMENT, INC.:

The following tables set forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of December 31, 2004.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The table below identifies the number of accounts (other than the Fund with respect to which information is provided) for which Alan Blake has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts pay performance-based advisory fees.

                                                                            REGISTERED       OTHER POOLED
                                                           PORTFOLIO        INVESTMENT        INVESTMENT
FUND                                                       MANAGER(S)       COMPANIES          VEHICLES       OTHER ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------------
   Growth Fund.........................................    Alan Blake    10 Registered       None            164 other
                                                                         investment                          accounts with
                                                                         companies with                      $13 billion in
                                                                         $6 billion in                       total assets
                                                                         total assets                        under management
                                                                         under management

Citigroup Asset Management ("CAM") investment professionals, including Mr. Blake, receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including Mr. Blake. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER SECURITIES OWNERSHIP. As of 12/31/04, Mr. Blake did not own shares of the Growth Fund.

VAN KAMPEN ASSET MANAGEMENT:

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of December 31, 2004, Thomas Byron managed 6 mutual funds with a total of $2,482,525 in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

As of December 31, 2004, Joseph Piraro managed 7 mutual funds with a total of $2,275,497 in assets; no pooled investment vehicles other than mutual funds; and no other accounts. None of the mutual funds managed by Messrs. Byron and Piraro pay performance-based fees to Van Kampen.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with Van Kampen.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:
  - Cash Bonus;
  - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;
  - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by Van Kampen or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Funds;
  - Select Employees' Capital Accumulation Program (SECAP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by Van Kampen or its affiliates; and
  - Voluntary Equity Incentive Compensation Program (VEICP) awards -- a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
  - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.
  - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
  - Contribution to the business objectives of Van Kampen.
  - The dollar amount of assets managed by the portfolio manager.
  - Market compensation survey research by independent third parties.
  - Other qualitative factors, such as contributions to client objectives.
  - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2004, Thomas Byron and Joseph Piraro did not own any shares of the California Municipal, California Insured intermediate Municipal and Tax-Exempt Bond Funds.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

RELATED BUSINESS OPPORTUNITIES. WM Advisors, a Sub-Advisor or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

WM Advisors and each Sub-Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

TRANSFER AGENT FEES. Shareholder Services has provided transfer agency and other shareholder services to each of the Portfolios and Funds since March 20, 1998. Shareholder Services provides transfer agency and other services incidental to issuance and transfer of shares, maintenance of shareholder lists, and issuance and mailing distributions and reports. In its capacity as transfer agent, Shareholder Services may charge a fee for special services, such as providing historical account documents, that are beyond the normal scope of its services. Shareholder Services is a wholly owned subsidiary of Washington Mutual, Inc. and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101.

For the three most recent fiscal years, the Trusts paid Shareholder Services the following administration and/or transfer agent fees:

                                                                    FISCAL YEAR ENDED OCTOBER 31,
                                                                   2004          2003          2002
----------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................    $  483,452    $  364,879    $  226,059
  Conservative Balanced Portfolio...........................    $  240,964    $  134,258    $   55,603
  Balanced Portfolio........................................    $1,776,387    $1,182,605    $  873,819
  Conservative Growth Portfolio.............................    $1,700,134    $1,148,617    $  842,506
  Strategic Growth Portfolio................................    $1,298,056    $  891,721    $  775,319
  REIT Fund.................................................    $   24,429    $    4,892           N/A
  Equity Income Fund........................................    $  536,839    $  447,042    $  339,126
  Growth & Income Fund......................................    $  806,359    $  893,894    $1,043,373
  West Coast Equity Fund....................................    $  836,531    $  810,534    $  819,462
  Mid Cap Stock Fund........................................    $  106,174    $   94,686    $   84,507
  Growth Fund...............................................    $1,026,151    $1,212,867    $1,456,370
  Small Cap Value Fund......................................    $    2,628           N/A           N/A
  Small Cap Growth Fund.....................................    $  342,285    $  361,978    $  411,839
  International Growth Fund.................................    $  110,687    $  119,708    $  137,886
  Short Term Income Fund....................................    $  117,232    $  103,826*   $   69,011
  U.S. Government Securities Fund...........................    $  401,649    $  532,533    $  395,500
  Income Fund...............................................    $  348,665    $  375,679    $  291,329
  High Yield Fund...........................................    $  137,975    $   95,069    $   54,743
  Tax-Exempt Bond Fund......................................    $  102,680    $  123,215    $  140,854
  California Municipal Fund.................................    $  160,468    $  204,546    $  224,831
  California Insured Intermediate Municipal Fund............    $   50,555    $   60,572    $   44,480
  Money Market Fund.........................................    $  432,573    $  538,231    $  403,841
  Tax-Exempt Money Market Fund..............................    $   18,033    $   23,457    $   23,540
  California Money Fund.....................................    $   21,221    $   24,701    $   23,336
----------------------------------------------------------------------------------------------------------

  * Shareholder Services waived the entire amount of its fee in 2003 and 2004.

Shareholder Services has engaged PFPC, Inc. ("PFPC") to perform certain sub-administrative services for the Portfolios and the Funds. For the three most recent fiscal years, Shareholder Services paid the following amounts to PFPC for sub-administrative services to the Portfolios and Funds.

                                                                 FISCAL YEAR ENDED OCTOBER 31,
                                                                  2004        2003        2002
----------------------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................    $254,873    $182,630    $113,736
  Conservative Balanced Portfolio...........................    $118,219    $ 55,817    $ 22,978
  Balanced Portfolio........................................    $898,389    $518,516    $431,721
  Conservative Growth Portfolio.............................    $709,285    $411,848    $388,047
  Strategic Growth Portfolio................................    $400,183    $219,296    $215,697
  REIT Fund.................................................    $ 84,176    $ 32,130         N/A
  Equity Income Fund........................................    $393,264    $241,537    $229,405
  Growth & Income Fund......................................    $609,136    $446,897    $524,272
  West Coast Equity Fund....................................    $372,618    $260,427    $276,764
  Mid Cap Stock Fund........................................    $187,418    $107,656    $100,133
  Growth Fund...............................................    $399,537    $236,320    $218,010
  Small Cap Value Fund......................................    $ 48,388         N/A         N/A
  Small Cap Growth Fund.....................................    $113,759    $ 90,911    $ 79,918
  International Growth Fund.................................    $152,918    $ 84,206    $ 65,645
  Short Term Income Fund....................................    $ 84,753    $ 66,500    $ 55,039
  U.S. Government Securities Fund...........................    $435,899    $335,651    $255,522
  Income Fund...............................................    $354,380    $314,509    $244,233
  High Yield Fund...........................................    $212,915    $145,363    $108,819
  Tax-Exempt Bond Fund......................................    $ 76,704    $ 89,995    $ 93,439
  California Municipal Fund.................................    $150,271    $195,629    $199,866
  California Insured Intermediate Municipal Fund............    $ 51,750    $ 62,369    $ 42,761
  Money Market Fund.........................................    $253,096    $298,280    $280,982
  Tax-Exempt Money Market Fund..............................    $  8,581    $ 10,282    $ 11,678
  California Money Fund.....................................    $  7,388    $  8,898    $ 13,623

CUSTODIAN

The Custodian for the Portfolios and Funds is Mellon Trust of New England, National Association, which is located at One Boston Place, Boston, Massachusetts 02108.

COUNSEL

Ropes & Gray LLP, located at One International Place, Boston, Massachusetts 02110, serves as counsel to the Trusts and the Independent Trustees of the Trusts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, 200 Berkeley St., Boston, MA 02116, serves as Independent Registered Public Accounting Firm to each of the Portfolios and Funds providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various filings with the Securities and Exchange Commission (the "SEC"). The financial statements, financial highlights and the Reports of Independent Registered Public Accounting Firm of Deloitte & Touche LLP for each of the Portfolios and Funds contained in the Portfolios' and the Funds' Annual Report for the fiscal period ended October 31, 2004 are hereby incorporated by reference. The financial statements incorporated by reference into this SAI have been audited by Deloitte & Touche LLP and have been so included in reliance on such Reports, given on the authority of Deloitte & Touche LLP as experts in accounting and auditing.

INVESTMENT OBJECTIVES AND POLICIES

The prospectus discusses the investment objective or objectives of each of the Portfolios and Funds and the policies to be employed to achieve such objectives. The following section contains supplemental information to the prospectus concerning the types of securities and other instruments in which the Portfolios and Funds may invest, the investment policies and portfolio strategies that the Portfolios and Funds may utilize and certain risks attendant to such investments, policies and strategies.

RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P") and Fitch Ratings ("Fitch"), represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used as initial criteria for the selection of applicable portfolio securities, but the Funds will also rely upon the independent advice of the Advisor or their respective Sub-advisors. Appendix A to this SAI contains further information concerning the ratings of these services and their significance.

To the extent that the rating given by Moody's, S&P or Fitch for securities may change as a result of changes in such organizations or their rating systems, the Advisor will attempt to use comparable ratings as standards for its investments in accordance with each Fund's investment policies contained in the Prospectus and in this SAI.

U.S. GOVERNMENT SECURITIES. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities. U.S. government securities include, but are not necessarily limited to, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor or the Fund's Sub-advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. These securities generally cannot be sold or disposed of in the ordinary course of business at approximately the value at which the Fund has valued the investments within seven days. This may have an adverse effect upon the Fund's ability to dispose of the particular securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid either upon acquisition or due to subsequent lack of institutional buyers, that investment will be treated as an illiquid security.

BANK OBLIGATIONS. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of certificates of deposit ("CDs") of each state bank held by a Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. The deposits of branches licensed by certain states may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the Advisor or the Funds' respective Sub-advisors will carefully evaluate such investments on a case-by-case basis.

A Fund may purchase a CD, TD or bankers' acceptance issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS") and so long as the principal amount of the Small Issuer Bank Obligation is fully insured by the FDIC and is no more than $100,000. Each of the Funds will at any one time hold only one Small Issuer Bank Obligation from any one issuer.

Savings and loan associations whose CDs, TDs and bankers' acceptances may be purchased by the Funds are supervised by the OTS and insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Funds may invest include those classified as governmental or government-related. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities which are not backed by the full faith and credit of the United States include those issued by FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments in which principal or interest payments may vary or terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Funds will, consistent with their respective investment objectives and policies, consider making investments in such securities.

Subject to the investment restrictions and policies stated elsewhere in the Prospectus and this SAI, Funds may invest in collateralized mortgage obligations. A collateralized mortgage obligation ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 5- to 8-year average life for pools of current coupon fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. The California Municipal Fund may invest no more than 20%, in the aggregate, of its assets in repurchase agreements and certain other securities or instruments, but this 20% limit does not apply to investments for temporary defensive purposes. The Equity Income, Growth & Income, West Coast Equity, Income, Tax-Exempt Bond, Money Market and Tax-Exempt Money Market Funds may enter into repurchase agreements with brokers, dealers and banks to temporarily invest cash reserves, provided that repurchase agreements maturing in greater than 7 days cannot exceed 10% of each Fund's total assets.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED DELIVERY TRANSACTIONS. A segregated account in the name of the Fund consisting of cash or other liquid assets equal to the amount of when-issued or delayed-delivery commitments will be established at the Trusts' Custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of securities purchased on a when-issued or delayed-delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions for each of the Funds stated elsewhere in this SAI and in the Prospectus, each of the Portfolios and Funds, except for the Money Funds, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes and may also use such investment strategies to seek potentially higher returns. No Portfolio or Fund currently intends to enter into strategic transactions, excluding strategic transactions that are "covered" or entered into for bona fide hedging purposes, that are in the aggregate principal amount in excess of 15% of the Fund's net assets.

The Portfolios and Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single strategy when, in the opinion of the Advisor or the Sub-advisor, it is in the best interest of the Portfolio or Fund to do so. A combined transaction may contain elements of risk that are present in each of its component transactions.

The use of strategic transactions involves special considerations and risks. Additional risks pertaining to particular strategies that make up strategic transactions are described below. Successful use of most strategic transactions depends upon the Advisor or the Sub-advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which strategic transactions are traded. In addition, a Portfolio or Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in strategic transactions involving obligations to third parties (i.e., strategic transactions other than purchased options). These requirements might impair the Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security or currency position at a disadvantageous time.

SWAPS, CAPS, FLOORS AND COLLARS. Subject to the investment limitations and restrictions for each of the Funds stated elsewhere in the SAI and in the Prospectus, each of the Portfolios and Fixed-Income Funds, except for the Money Funds, may enter into interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek potentially higher returns. A Fund will use these transactions as hedges or for investment purposes and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. In a credit default swap, the seller agrees to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or value.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes or are offset by a "covering" position or the Fund has segregated liquid assets sufficient to meet its obligations under such transactions, the Advisor and the Trusts believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are relatively recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they may be less liquid.

FUTURES ACTIVITIES. Each of the Funds permitted to engage in strategic transactions within WM Trust II, and the REIT, Mid Cap Stock, Small Cap Value and High Yield Funds and each of the Portfolios may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Income and Tax-Exempt Bond Funds may purchase and sell interest rate futures and options. These investments may be made by the Fund involved for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and for otherwise permitted strategic transactions. In the case of the California Municipal and the California Insured Intermediate Municipal Funds, such investments will be made only in unusual circumstances, such as when that Funds' Advisor or Sub-advisor anticipates an extreme change in interest rates or market conditions. The ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirement of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

FUTURES CONTRACTS

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

The purpose of entering into a futures contract by a Portfolio or Fund is to protect the Portfolio or Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities. For example, if the California Municipal Fund or the California Insured Intermediate Municipal Fund owns long-term bonds and tax-exempt rates are expected to increase, these Funds might enter into futures contracts to sell a municipal bond index. Such a transaction would have much the same effect as a Fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term municipal obligations in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Because the value of portfolio securities will far exceed the value of the futures contracts entered into by a Fund, an increase in the value of the futures contract would only mitigate -- but not totally offset -- the decline in the value of the portfolio.

No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Portfolio or Fund would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in its nature the equivalent of a performance bond or good faith deposit on the contract, which is returned to a Portfolio or Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates. This makes the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio or Fund may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's or Fund's existing position in the contract.

There are several associated risks with using futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Advisor or the Sub-advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the Portfolios and the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio or Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Portfolios or Funds will be required to either (1) segregate sufficient cash or liquid assets to cover the outstanding position or (2) cover the futures contract by either owning the instruments underlying the futures contract or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in the Portfolios' or Funds' assets, the Portfolios and Funds will periodically make adjustments to its index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Portfolios and Funds will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those positions, adjusted for the historical volatility relationship between the portfolio and the index contracts.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The value of the option can change daily and that change would be reflected in the net asset value of the Fund or Portfolio holding the option.

When engaging in strategic transactions, the Portfolios and the Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by the Advisor or the Sub-advisors, which could prove to be inaccurate. Even if the expectations of the Advisor or the Sub-advisors are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged.

OPTIONS ON SECURITIES. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income and California Insured Intermediate Municipal Funds may buy and sell covered put (except for the Equity Income, Growth & Income and West Coast Equity Funds) and call options on securities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (1) in-the-money call options when the Advisor or its Sub-advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when the Advisor or its Sub-advisor expects that the price of the underlying security will remain flat or advance moderately during the option period and (3) out-of-the-money call options when the Advisor or its Sub-advisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.

So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and of the securities exchange on which the option is written.

An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and because of current trading conditions, the Fund expects to purchase or write call or put options issued by the OCC, except that options on U.S. government securities may be purchased or written in the over-the-counter market. Over-the-counter options can be closed out only by agreement with the primary dealer in the transaction. Any over-the-counter option written by a Fund will be with a qualified dealer pursuant to an Agreement under which the Fund may repurchase the option at a formula price at which the Fund would have the absolute right to repurchase an over-the-counter option it has sold. Such options will generally be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money." In the event of the insolvency of the primary dealer, the Fund may not be able to liquidate its position in over-the-counter options, and the inability of the Fund to enter into closing purchase transactions on options written by the Fund may result in a material loss to the Fund.

A Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, the Fund will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

To facilitate closing transactions, a Fund will generally purchase or write only those options for which the Advisor or its Sub-advisor believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options.

If, as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of the Advisor and its Sub-advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock. The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to mortgage-backed U.S. government securities for which the Fund may write covered call options. If a Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. In such an instance, the Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities.

OPTIONS ON SECURITIES INDEXES. The REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income and California Insured Intermediate Municipal Funds may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will purchase or write such an option only if the Advisor or its Sub-advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor or its Sub-advisor believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The REIT, Mid Cap Stock, Small Cap Value, Growth, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Funds may use forward currency exchange contracts to hedge either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. A Fund may not position a hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. In addition, the Funds may use foreign currency forward contracts in an effort to profit from favorable currency movements.

If a Fund enters into a position hedging transaction, the Trusts' Custodian will, except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, place cash or other liquid assets in a segregated account for the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. For each forward foreign currency exchange contract that is used to hedge a securities position denominated in a foreign currency, but for which the hedging position no longer provides, in the opinion of the Advisor or the Sub-advisor, sufficient protection to consider the contract to be a hedge, the Fund maintains with the Custodian a segregated account of cash or other liquid assets in an amount at least equal to the portion of the contract that is no longer sufficiently covered by such hedge. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's unhedged exposure (in the case of securities denominated in a foreign currency) or commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions with factors such as the currency involved, the length of the contract period and the prevailing market conditions. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities.

If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

The Funds, in addition, may combine forward currency exchange contracts with investments in U.S. securities in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in the foreign currency. For instance, a Fund could purchase a U.S. government security and at the same time enter into a forward currency exchange contract to exchange U.S. dollars for a foreign currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the foreign currency, the Fund may be able to adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Fund's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Advisor and each Sub-advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor or the Fund's Sub-advisor will be able to do so.

There is less protection against defaults in the forward trading to currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The Commodity Futures Trading Commission has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Fund, it would cease trading such contracts. Cessation of trading might adversely affect the performance of a Fund.

OPTIONS ON FOREIGN CURRENCIES. The REIT, Mid Cap Stock, Small Cap Value, Growth, International Growth, Short Term Income, Income, High Yield and California Insured Intermediate Municipal Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Such hedging includes cross hedging and proxy hedging where the options to buy or sell currencies involve other currencies besides the U.S. dollar. As one example, a decline in the U.S. dollar value of a foreign currency in which securities are denominated in or exposed to will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. To protect against diminutions in the value of securities held by a Fund in a particular foreign currency, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars and may thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. When an increase in the U.S. dollar value of a currency in which securities to be acquired are denominated in or exposed to is projected, thereby increasing the cost of the securities, the Fund conversely may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

The Funds may also write covered call options on foreign currencies for the types of hedging purposes described above. As one example, when the Advisor or Fund's Sub-advisor anticipates a decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire the foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian upon conversion or exchange of other foreign currency held by the Fund). A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written when the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other liquid debt securities in a segregated account with the Custodian.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the projections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to their exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

SECURITIES IN DEVELOPING COUNTRIES. Although most of the investments of the REIT, Equity Income, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Income and High Yield Funds are made in securities of companies in (or governments of) developed countries, the Funds set forth above may also invest in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). A developing or emerging country is generally considered to be a country that is in the initial stages of its industrialization cycle. "Developing or Emerging Markets," for the WM Group of Funds, include all countries in Latin America and the Caribbean, all countries in Asia (except Australia, Hong Kong, Japan, New Zealand and Singapore), all countries in Africa and the Middle East, all former Eastern bloc countries, Russia and the Commonwealth of Independent States, and Turkey. Investing in the equity and fixed-income markets of developing or emerging countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing or emerging countries have been more volatile than the markets of the more mature economies of developed countries.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

LENDING OF PORTFOLIO SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Small Cap Value, U.S. Government Securities, Income, High Yield and Money Market Funds may lend portfolio securities up to 33% of total assets. Each of these Funds will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trusts' Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder."

MUNICIPAL OBLIGATIONS. Municipal obligations are securities, the interest on which qualifies for exclusion from gross income for federal income tax purposes in the opinion of bond counsel to the issuer. The three principal classifications of municipal obligations are municipal bonds, municipal commercial paper and municipal notes.

MUNICIPAL BONDS, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. An AMT-subject bond is a particular kind of revenue bond. The classifications of municipal bonds and AMT-subject bonds are discussed below.

1. GENERAL OBLIGATION BONDS. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

2. REVENUE BONDS. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

3. AMT-SUBJECT BONDS. AMT-subject bonds are considered municipal bonds if the interest paid on them is excluded from gross income for federal income tax purposes and if they are issued by or on behalf of public authorities to raise money to finance, for example, privately operated manufacturing or housing facilities, publicly operated airport, dock, wharf, or mass-commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

MUNICIPAL COMMERCIAL PAPER issues typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

MUNICIPAL NOTES generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include:

1. TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

3. BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the notes.

4. CONSTRUCTION LOAN NOTES. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal (the "Municipal Funds"), Tax-Exempt Money Market, and California Money Funds will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.

From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations have been introduced before Congress. Similar proposals may be introduced in the future. If a proposal to restrict or eliminate the federal tax exemption for interest on municipal obligations were enacted, the availability of municipal obligations for investment by the Municipal Funds would be adversely affected. In such event, the Municipal Funds would reevaluate their respective investment objectives and policies and submit possible changes in the structure of the Funds for the consideration of shareholders.

PARTICIPATION INTERESTS. The Municipal Funds may invest in participation interests purchased from banks in floating rate or variable rate municipal obligations (such as AMT-subject bonds) owned by banks. A participation interest gives the purchaser an undivided interest in the municipal security in the proportion that the
 46
relevant Fund's participation interest bears to the total principal amount of the municipal security and provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. A Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Funds intend to purchase participation interests based upon opinions of counsel to the issuer to the effect that such derived income is tax-exempt to the Fund.

STAND-BY COMMITMENTS. The Municipal Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the relevant Funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a Fund with respect to a particular municipal security held in the Fund's portfolio.

The amount payable to a Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

A Fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund's portfolio would not exceed 0.50% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.

The Funds intend to enter into stand-by commitments only with broker-dealers, dealers or banks that the Advisor or their Sub-advisor believes present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Advisor or its Sub-advisor in accordance with procedures established by the Board of Trustees.

A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a Fund's portfolio.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by (1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, (2) voter initiatives, (3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property and (4) the general financial condition of the State of California and the California economy.

LOWER-RATED SECURITIES. The Growth, Growth & Income, Income Funds and Tax-Exempt Bond Funds may each invest up to 35% of their total assets in below-investment-grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities determined to be of comparable quality by the Advisor. The High Yield Fund may invest entirely in such securities and will generally invest at least 80% of its assets in such securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid than securities in the higher rating categories and are considered speculative. See Appendix A to this SAI for a more detailed description of the ratings assigned by ratings organizations and their respective characteristics.

Historically, economic downturns have disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by any of the Funds set forth above. Prices and yields of high yield securities will fluctuate over time and may affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Advisor and the Sub-advisor of each of the Funds not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on the Advisor or its Sub-advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Advisor or the Fund's Sub-advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

Prices for below-investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

INVESTMENT RESTRICTIONS

Certain of the Portfolios' and Funds' investment restrictions set forth below, and in the case of the West Coast Equity Fund, the Fund's investment objective, are fundamental policies. A fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio or Fund, as defined in the 1940 Act. Such a majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a meeting of shareholders of the Portfolio or Fund, if the holders of more than 50% of the outstanding shares of the Portfolio or Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio or Fund. Unless otherwise stated, percentage limitations apply at the time the investment is made, and restrictions will not be considered violated unless an excess or deficiency occurs immediately after and as a result of a purchase.

RESTRICTIONS APPLICABLE TO WM TRUST II FUNDS (THE GROWTH, SMALL CAP GROWTH, INTERNATIONAL GROWTH, SHORT TERM INCOME, CALIFORNIA MUNICIPAL, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL AND CALIFORNIA MONEY FUNDS).

Investment Restrictions 1 through 16 are fundamental policies of the Funds. Investment restrictions 17 through 26 may be changed by WM Trust II's Board of Trustees at any time, without shareholder approval.

The above listed Funds are prohibited from:

 1. Purchasing the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% limitation"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation; provided that this restriction shall not apply to the California Municipal, California Insured Intermediate Municipal and California Money Funds.

 2. Purchasing more than 10% of the securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities; provided further that this restriction shall not apply to the Growth, California Municipal, California Insured Intermediate Municipal and California Money Funds; and provided further that the Growth Fund may not own more than 10% of the outstanding voting securities of a single issuer.

 3. Purchasing securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

 4. Making short sales of securities or maintaining a short position; provided that this restriction shall not apply to the Growth and International Growth Funds.

 5. Borrowing money, except that (a) the Funds may (i) enter into reverse repurchase agreements or (ii) borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of a Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) the Growth, Small Cap Growth, International Growth, Short Term Income, California Municipal and California Insured Intermediate Municipal Funds may enter into futures contracts, and (c) the Short Term Income Fund may engage in dollar roll transactions; provided that whenever borrowings pursuant to
    (a) above (except that whenever borrowings pursuant to (a)(ii) above) exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities; and provided further that the Short Term Income Fund is prohibited from borrowing money or entering into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing).

 6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 30% of the value of the Fund's total assets. For purposes of this restriction,
    (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
    (i) the purchase and sale of options on securities, options on indexes and options on foreign currencies, and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

 7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

 8. Purchasing or selling real estate or interests in real estate, except that a Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.

 9. Investing in commodities, except that the Growth, Small Cap Growth, International Growth, Short Term Income, California Municipal and California Insured Intermediate Municipal Funds may invest in futures contracts and options on futures contracts. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

10. Investing in oil, gas or other mineral exploration or development programs.

11. Making loans, except through the purchase of qualified debt obligations, loans of portfolio securities (except in the case of the California Municipal Fund) and the entry into repurchase agreements.

12. Investing in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a consolidation, reorganization, acquisition of assets or an offer of exchange or as otherwise permitted by law, including the 1940 Act.

13. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry provided that this limitation shall not apply to the purchase of
    (a) U.S. government securities, (b) municipal obligations issued by governments or political subdivisions of governments or (c) with respect to the California Money Fund, U.S. dollar-denominated bank instruments such as certificates of deposit, time deposits, bankers' acceptances and letters of credit that have been issued by U.S. banks.

14. Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof; provided that this restriction shall not apply to the Growth, Short Term Income and California Insured Intermediate Municipal Funds; and provided further that (a) the Small Cap Growth and International Growth Funds may purchase, write and sell covered put and call options on securities, (b) the Small Cap Growth, International Growth and California Municipal Funds may purchase, write and sell futures contracts and options on futures contracts, (c) the California Municipal and California Money Funds may acquire stand-by commitments, (d) the Small Cap Growth and International Growth Funds may purchase and write put and call options on stock indexes, and (e) the International Growth Fund may purchase put and call options and write covered call options on foreign currency contracts.

15. With respect to the Growth Fund, investing more than 35% of the Fund's assets in non-investment grade debt securities.

16. With respect to the Short Term Income Fund, having a dollar-weighted average portfolio maturity in excess of five years.

17. With respect to the Growth Fund, investing more than 25% of the Fund's assets in foreign securities.

18. Purchasing securities that are not readily marketable if more than 10% of the net assets of a Money Fund, or more than 15% of the net assets of a Non-Money Fund, would be invested in such securities, including, but not limited to: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; provided that the Funds may not invest more than 10% of its total assets in such securities, except the Growth and Short Term Income Funds (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in this SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid.

19. Purchasing any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

20. Making investments for the purpose of exercising control or management.

21. Purchasing or retaining securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer or director of the Advisor or a Sub-advisor individually owns more than 0.50% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

22. Investing in warrants, (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

23. Purchasing or selling interests in real estate limited partnerships.

24. Investing in mineral leases.

25. Entering into strategic transactions otherwise prohibited by the Fund's investment restrictions or in the aggregate in excess of 25% of the Fund's net assets, for purposes other than bona fide hedging positions or that are not "covered," subject to such greater percentage limitations as may be imposed by the Advisor from time to time.

26. With respect to the Small Cap Growth Fund, investing, under normal circumstances, less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase.

Restriction 26 may not be changed without at least 60 days prior notice to shareholders. For purposes of the investment restrictions described above, the issuer of a municipal security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of investment restriction 13 above, AMT-subject bonds and revenue bonds, the payment of principal and interest on which is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY WM TRUST I WITH RESPECT TO THE WM TRUST I FUNDS AS FUNDAMENTAL POLICIES, EXCEPT WHERE OTHERWISE INDICATED.

EACH OF THE MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS MAY NOT:

 1. invest in common stocks or other equity securities;(1)

 2. borrow money for investment purposes, except that each Fund may borrow up to 5% of its total assets in emergencies, and may borrow up to 33 1/3% of such assets to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolio;

 3. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

 4. buy or sell options;

 5. act as underwriter of securities issued by others;

 6. buy securities restricted as to resale under federal securities laws (other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and except in connection with repurchase agreements);

 7. buy or sell real estate, real estate investment trust securities, commodities, or oil, gas and mineral interests;

 8. lend money, except in connection with repurchase agreements and for investments made in accordance with Fund policies discussed in the Prospectus;

 9. issue senior securities;

10. invest more than 5% of its total assets in the securities of any single issuer (except for the United States government, its agencies or instrumentalities);

11. invest more than 25% of its total assets in securities of issuers in any single industry;

12. invest more than 10% of its net assets in illiquid securities; or

(1) For purposes of determining compliance with this restriction, the Tax-Exempt Money Market Fund will not consider securities of other money market funds to be "common stocks or other equities."

13. invest in companies for the purpose of exercising control.

THE MONEY MARKET FUND MAY NOT:

 1. invest in other investment companies (except as part of a merger).

THE TAX-EXEMPT MONEY MARKET FUND MAY NOT:

 1. invest more than 20% of its assets in obligations that pay interest subject to federal alternative minimum tax.

EACH OF THE U.S. GOVERNMENT SECURITIES, INCOME AND TAX-EXEMPT BOND FUNDS MAY
NOT:

 1. invest more than 5% of its total assets in any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

 2. acquire more than 10% of the voting securities of any one company;

 3. invest in any company for the purpose of management or exercising control;

 4. invest in real estate or commodities**, although the Income Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and/or securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein, the Income and Tax-Exempt Bond Funds may purchase and sell interest rate futures and options and the U.S. Government Securities Fund may invest without limit in financial futures contracts;

 5. invest in oil, gas or other mineral leases;

 6. invest in securities restricted under federal securities laws other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended;

 7. invest more than 20% of its assets in forward commitments;

 8. invest more than 25% of its assets in any single industry;*

 9. invest more than 15% of its net assets in illiquid securities;

10. buy foreign securities not payable in U.S. dollars (not applicable to the Income Fund);

11. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

12. invest more than 5% of its net assets in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;

13. act as underwriter of securities issued by others;

14. borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes and, except for the Tax-Exempt Bond Fund, may enter into transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date;

15. lend money (except for the execution of repurchase agreements);

 * It is a policy of the Income Fund to consider electric utilities, electric and gas utilities, gas utilities, and telephone utilities to be separate industries. The Fund also considers foreign issues to be a separate industry. It is a policy of the Tax-Exempt Bond Fund to apply this restriction only to its assets in non-municipal bond holdings, pollution control revenue bonds and industrial development revenue bonds. These policies may result in increased risk.
** For purposes of this restriction, instruments are not treated as commodities unless they are traded on a commodities exchange.
 52

16. buy or sell put or call options; or

17. issue senior securities.

In addition,

THE TAX-EXEMPT BOND FUND MAY NOT:

 1. buy or hold securities which directors or officers of the Fund or the Advisor hold more than .50% of the outstanding securities.

 2. buy common stocks or other equity securities, except that the Fund may invest in other investment companies.

THE INCOME FUND MAY NOT:

 1. invest in other investment companies (except as part of a merger).

The U.S. Government Securities Fund, as a matter of non-fundamental policy, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. This policy may not be changed without at least 60 days prior notice to shareholders.

EACH OF THE REIT, MID CAP STOCK, SMALL CAP VALUE AND HIGH YIELD FUNDS MAY NOT:

 1. invest more than 5% of its total assets in any single issuer other than U.S. government securities, except that up to 25% of the Fund's assets may be invested without regard to this 5% limitation;

 2. acquire more than 10% of the voting securities of any one company;

 3. invest in real estate* or commodities;**

 4. invest in oil, gas or other mineral leases;

 5. invest more than 25% or more of its assets in any single industry, except that the REIT Fund will, under normal circumstances invest more than 25% of its assets in the real estate industry;

 6. buy securities on margin, mortgage or pledge its securities;

 7. act as underwriter of securities issued by others;

 8. borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes);

 9. lend money (except for the execution of repurchase agreements); or

10. issue senior securities.

For purposes of restriction 7, to the extent a Fund is considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities, the Fund will not be deemed to violate this restriction.

The REIT Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus borrowings for investment purposes) in REIT securities. This policy may not be changed without at least 60 days prior notice to shareholders.

 * This restriction will not prevent the Fund from purchasing and selling securities that are secured, directly or indirectly, by real estate or purchasing securities issued by companies that invest or deal in real estate. The REIT Fund intends to invest primarily in REIT securities.
** For purposes of this restriction, instruments are not treated as commodities unless they are traded on a commodities exchange.

The Mid Cap Stock Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.

The Small Cap Value Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.

EACH OF THE EQUITY INCOME, GROWTH & INCOME AND WEST COAST EQUITY FUNDS MAY NOT:

 1. invest more than 5% of its total assets in securities of any single issuer other than U.S. Government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

 2. acquire more than 10% of the voting securities of any one company;

 3. invest in any company for the purpose of management or exercising control;

 4. invest in real estate (except publicly traded real estate investment trusts);

 5. invest in commodities;

 6. invest in oil, gas or other mineral leases;

 7. invest in other investment companies (except as part of a merger);

 8. invest more than 20% of its total assets in forward commitments or repurchase agreements;

 9. invest more than 25% of its total assets in any single industry;

10. act as underwriter of securities issued by others;

11. borrow money for investment purposes (it may borrow up to 5% of its total net assets for emergency, non-investment purposes);

12. lend money (except for the execution of repurchase agreements);

13. issue senior securities;

14.buy or sell options, with the exception of covered call options which must be limited to 20% of total assets;

15. buy or sell futures-related securities;

16. invest in securities restricted under federal securities laws (other than securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended);

17. invest more than 15% of its net assets in illiquid securities;

18. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

19. invest more than 5% of its net assets in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction; or

20. invest more than 25% of its total assets in foreign securities and then only in U.S. dollar-denominated foreign securities.

The Equity Income Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. This policy may not be changed without at least 60 days prior notice to shareholders.

The West Coast Equity Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of West Coast Companies, which are defined by WM Advisors to include companies with (i) principal executive offices located in the region, (ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region. This policy will not be changed without at least 60 days' prior notice.

Any notice required to be delivered to shareholders of a Fund in connection with an intended change in a non-fundamental policy of the Fund (as described in this SAI or in the Fund's Prospectus) will be provided in accordance with Rule 35d-1 under the 1940 Act, as such rule is in effect and interpreted from time to time.

THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY THE PORTFOLIOS AS FUNDAMENTAL POLICIES.

Each of the Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth may not:

 1. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

 2. purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

 3. make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

 4. (i) purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

 5. issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission;

 6. borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio, including reverse repurchase agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities;

 7. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; or

 8. write or acquire options or interests in oil, gas or other mineral exploration or development programs.

As a matter of non-fundamental investment policy, none of the Portfolios or Funds may invest in securities issued by Washington Mutual, Inc.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds disclose their month-end portfolio holdings on the Distributor's Web site for the Funds at wmgroupoffunds.com on the last business day of the following month. Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the Web site, solely for legitimate business purposes and subject to confidentiality agreements.

After a Fund's portfolio holdings information has been posted to the Web site, it may be disclosed without limitation except that no such information may be provided pursuant to an ongoing arrangement until the business day after such information has been posted to the Web site in accordance with the Fund's prospectus and statement of additional information, or the relevant Fund's Form N-CSR or Form N-Q containing such information has been filed with the Securities and Exchange Commission (the "SEC").

To the extent permitted under applicable law, the Fund's investment advisor and sub-advisors may distribute (or authorize the relevant Fund's fund accounting agent or principal underwriter to distribute) information regarding a Fund's portfolio holdings information ("Confidential Portfolio Information") more frequently than provided above or in advance of the Web site posting to the Fund's service providers who require access to such information in order to fulfill their contractual duties with respect to the Fund, such as the Fund's custodian, securities lending agents, auditors, pricing service vendors and other persons who provide systems or software support in connection with the Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies and to bank lenders, to third parties providing research and trading services, and to mutual fund analysts and rating agencies, such as Morningstar and Lipper Analytical Services. In connection with managing the Funds, the Funds' investment advisor or sub-advisors may use analytical systems provided by third parties who may have access to the Funds' portfolio holdings. Portfolio holdings may also be disclosed to certain third party industry information vendors, institutional investment consultants, and asset allocation platform providers. However, these service providers may not provide portfolio holdings information to their subscribers in advance of the public dissemination dates. Such disclosure may be made in advance of the Web site posting only if the recipients of such information are subject to a confidentiality agreement, which includes a duty not to trade on the nonpublic information, and if the Funds' Chief Compliance Officer determines that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund's shareholders.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Funds' portfolio securities, the Funds may disclose one or more of their securities. The Funds will not enter into formal confidentiality agreements in connection with these situations, however, the Funds will not continue to disclose portfolio holdings information to a person who the Funds or their Investment Managers believe is misusing the disclosed information.

The Confidential Portfolio Information that may be distributed under this policy is limited to the information that the investment advisor and sub-advisors believe is reasonably necessary in connection with the services to be provided by the service provider receiving the information. In no event will WM Group of Funds or its sub-advisors or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings. A list of all persons who receive Confidential Portfolio Information under this policy will be available upon request to the Funds' Chief Compliance Officer.

A Fund's investment advisor and sub-advisors, if any, shall have primary responsibility for compliance with the Fund's procedures regarding disclosure of portfolio holdings information. As part of this responsibility, the Fund's investment advisor and sub-advisors, if any, shall be responsible for maintaining such internal informational barriers (e.g., "Chinese walls") as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio information. The Funds' Chief Compliance Officer is responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds' investment advisor, investment sub-advisors, principal underwriter, or any affiliated person of the Fund, their investment manager, investment sub-advisors, or their principal underwriter.

The Boards of Trustees of the Funds review and approve the Funds' policy on disclosure of portfolio holdings. Exceptions to and violations of this policy are reported to the Boards of Trustees of the Funds.

PORTFOLIO TURNOVER

The Money Funds attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover and high transaction costs. The REIT, Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Value, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

Under certain market conditions, the REIT, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth, International Growth, Short Term Income or California Insured Intermediate Municipal Funds may experience increased portfolio turnover as a result of such Funds' options activities. For instance, the exercise of a substantial number of options written by a Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Advisor or a Fund's Sub-advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

The turnover rate for the Growth Fund was 170% for the fiscal year ended October 31, 2002 and 71% for the last fiscal year. The Fund's 2002 fiscal year rate was a result of allocating positions of the Fund to two new Subadvisors.

SECURITIES TRANSACTIONS

Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by WM Advisors or the relevant Sub-advisor, which also is responsible for placing these transactions, subject to the overall review of the Trusts' Board of Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by WM Advisors or the Sub-advisor, investments of the type the Fund may make may also be made by those other accounts. When a Fund and one or more other accounts managed by WM Advisors or the Sub-advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by WM Advisors or the Sub-advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, WM Advisors or the Fund's Sub-advisors seeks the best overall terms available. In assessing the best overall terms available for any transaction, WM Advisors and each Sub-advisor will consider the factors that WM Advisors or the Sub-advisors deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement among the Trusts authorizes WM Advisors, and a sub-advisory agreement authorizes the Sub-advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trusts, the other Funds and/or other accounts over which WM Advisors, the Sub-advisor or their affiliates exercise investment discretion. The fees under the advisory agreements between the Trusts, WM Advisors and the Sub-advisors are not reduced by reason of their receiving such brokerage and research services. The Trusts' Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trusts.

Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Commission thereunder, and relevant interpretive and "no-action" positions taken by the Commission's staff, the Trusts' Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for a Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of a Sub-advisor of another Fund) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of WM Advisors or the Fund's Sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

For the years set forth below, the WM Trust I and WM Trust II Funds paid the following brokerage commissions:

TOTAL BROKERAGE COMMISSIONS PAID

                                                                                 FISCAL YEAR ENDED
                                                                ---------------------------------------------------
                                                                OCTOBER 31,         OCTOBER 31,         OCTOBER 31,
FUND                                                               2004                2003                2002
-----------------------------------------------------------------------------------------------------------------------
  REIT Fund                                                     $  148,289          $  281,937                  --
  Equity Income Fund                                             1,196,447             487,582          $  505,453
  Growth & Income Fund                                             850,493             703,432             899,288
  West Coast Equity Fund                                           826,502             659,050             502,813
  Mid Cap Stock Fund                                               683,290             349,259             186,930
  Growth Fund                                                    2,072,010           1,771,607           3,048,625
  Small Cap Growth Fund                                          1,743,417           1,475,540             373,453
  Small Cap Value Fund                                               9,162                 N/A                 N/A
  International Growth Fund                                        582,802             258,881             289,973
  Short Term Income Fund                                             3,500               4,900               5,600
  U.S. Government Securities Fund                                       --                  --                  --
  Income Fund                                                           --               1,775               5,000
  High Yield Fund                                                   16,450              24,714              17,250
  Tax-Exempt Bond Fund                                               3,795               5,694               1,105
  California Municipal Fund                                          2,748              30,203               3,736
  California Insured Intermediate Municipal Fund                     6,110              12,272               1,471
  Money Market Fund                                                     --                  --                  --
  Tax-Exempt Money Market Fund                                          --                  --                  --
  California Money Fund                                                 --                  --                  --

                                                                                                    TOTAL AMOUNT OF
                                                                   TOTAL BROKERAGE                 TRANSACTIONS WHERE
                                                                  COMMISSIONS PAID               BROKERAGE COMMISSIONS
                                                                   TO BROKERS THAT                WERE PAID TO BROKERS
                                                                  PROVIDED RESEARCH              THAT PROVIDED RESEARCH
                                                                  FISCAL YEAR ENDED                FISCAL YEAR ENDED
FUND                                                              OCTOBER 31, 2004                  OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                                                 --                                  --
  Equity Income Fund                                                  $250,145                        $165,510,035
  Growth & Income Fund                                                 164,810                         116,117,512
  West Coast Equity Fund                                               191,356                         119,693,353
  Mid Cap Stock Fund                                                    74,665                          54,450,573
  Growth Fund                                                               --                                  --
  Small Cap Growth Fund                                                 54,408                          15,089,971
  Small Cap Value Fund                                                      --                                  --
  International Growth Fund                                                 --                                  --
  Short Term Income Fund                                                    --                                  --
  U.S. Government Securities Fund                                           --                                  --
  Income Fund                                                               --                                  --
  High Yield Fund                                                        2,100                           1,420,293
  Tax-Exempt Bond Fund                                                      --                                  --
  California Municipal Fund                                                 --                                  --
  California Insured Intermediate Municipal Fund                            --                                  --
  Money Market Fund                                                         --                                  --
  Tax-Exempt Money Market Fund                                              --                                  --
  California Money Fund                                                     --                                  --

The Trusts are required to identify any securities of their "regular brokers or dealers" (as defined in the 1940 Act), which the Trusts have acquired during their most recent fiscal year. As of October 31, 2004, these Portfolios and Funds had the following holdings fitting the above descriptions (in thousands of dollars):

                                             CREDIT SUISSE                             J.P. MORGAN     GENERAL        BANK OF
                                             FIRST BOSTON       MERRILL    GOLDMAN       CHASE &       ELECTRIC       AMERICA
                                              CORPORATION        LYNCH      SACHS        COMPANY       COMPANY      CORPORATION
--------------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                          --              --         --            --            --             --
  Equity Income Fund                                 --         $   547         --       $14,861            --        $32,029
  Growth & Income Fund                               --              --         --       $58,865            --        $86,258
  West Coast Equity Fund                             --              --         --            --            --        $25,472
  Mid Cap Stock Fund                                 --              --         --            --            --             --
  Growth Fund                                        --              --    $ 4,142       $12,408       $59,371             --
  Small Cap Value Fund                               --              --         --            --            --             --
  Small Cap Growth Fund                              --              --         --            --            --             --
  International Growth Fund                     $ 4,166              --         --            --            --             --
  Short Term Income Fund                             --              --    $ 2,559       $ 3,151            --             --
  U.S. Government Securities Fund               $38,969              --         --            --            --        $19,988
  Income Fund                                        --         $ 9,283    $11,251            --            --        $ 8,890
  High Yield Fund                                    --              --         --            --            --             --
  Tax-Exempt Bond Fund                               --              --         --            --            --             --
  California Municipal Fund                          --              --         --            --            --             --
  California Insured Intermediate
    Municipal Fund                                   --              --         --            --            --             --
  Money Market Fund                                  --         $10,014    $11,863       $ 3,503            --             --
  Tax-Exempt Money Market Fund                       --              --         --            --            --             --
  California Money Fund                              --              --         --            --            --             --


                                           HSBC       JEFFRIES
                                         HOLDINGS      GROUP
---------------------------------------  -------------------------
  REIT Fund                                  --            --
  Equity Income Fund                         --            --
  Growth & Income Fund                       --            --
  West Coast Equity Fund                     --            --
  Mid Cap Stock Fund                         --            --
  Growth Fund                                --            --
  Small Cap Value Fund                       --            --
  Small Cap Growth Fund                      --            --
  International Growth Fund                $514            --
  Short Term Income Fund                     --            --
  U.S. Government Securities Fund            --            --
  Income Fund                                --        $8,755
  High Yield Fund                            --            --
  Tax-Exempt Bond Fund                       --            --
  California Municipal Fund                  --            --
  California Insured Intermediate
    Municipal Fund                           --            --
  Money Market Fund                          --            --
  Tax-Exempt Money Market Fund               --            --
  California Money Fund                      --            --

                                                    MORGAN
                                        SALOMON     STANLEY
                                         SMITH       DEAN                                               FREDDIE     WELLS
                                        BARNEY      WITTER      PRUDENTIAL     UBS AG     CITIGROUP       MAC       FARGO
--------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                --            --           --           --           --           --       --
  Equity Income Fund                       --       $32,627           --           --      $   652           --       --
  Growth & Income Fund                     --            --           --           --      $46,766     $ 55,677       --
  West Coast Equity Fund                   --            --           --           --      $12,332           --       --
  Mid Cap Stock Fund                       --            --           --           --           --           --       --
  Growth Fund                              --       $20,771       $7,212           --      $22,941           --       --
  Small Cap Value Fund                     --            --           --           --           --           --       --
  Small Cap Growth Fund                    --            --           --           --           --           --       --
  International Growth Fund                --            --           --       $3,014           --           --       --
  Short Term Income Fund                   --            --           --           --           --           --       --
  U.S. Government Securities Fund          --            --           --           --           --     $616,074       --
  Income Fund                              --       $ 8,524           --           --      $11,112     $134,459       --
  High Yield Fund                          --            --           --           --           --           --       --
  Tax-Exempt Bond Fund                     --            --           --           --           --           --       --
  California Municipal Fund                --            --           --           --           --           --       --
  California Insured Intermediate
    Municipal Fund                         --            --           --           --           --           --       --
  Money Market Fund                        --            --           --           --           --           --       --
  Tax-Exempt Money Market Fund             --            --           --           --           --           --       --
  California Money Fund                    --            --           --           --           --           --     $380


                                                     FIRST
                                        BEAR        ALBANY
                                       STEARNS     COMPANIES
------------------------------------  ---------------------------
  REIT Fund                                --           --
  Equity Income Fund                       --           --
  Growth & Income Fund                     --           --
  West Coast Equity Fund                   --           --
  Mid Cap Stock Fund                       --           --
  Growth Fund                          $5,221           --
  Small Cap Value Fund                     --           --
  Small Cap Growth Fund                    --       $2,793
  International Growth Fund                --           --
  Short Term Income Fund                   --           --
  U.S. Government Securities Fund          --           --
  Income Fund                              --           --
  High Yield Fund                          --           --
  Tax-Exempt Bond Fund                     --           --
  California Municipal Fund                --           --
  California Insured Intermediate
    Municipal Fund                         --           --
  Money Market Fund                        --           --
  Tax-Exempt Money Market Fund             --           --
  California Money Fund                    --           --

NET ASSET VALUE

The Trusts will calculate the net asset value (or "NAV") of the Funds' and Portfolios' Class A, Class B, Class C, and Class I shares as of the close of regular trading on the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier, Monday through Friday, exclusive of national business holidays. The Trusts will be closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Under unusual circumstances, the Money Funds may determine their NAVs on days when the New York Stock Exchange is not open for regular trading.

A security that is primarily traded on a U.S. exchange (excluding securities traded through the NASDAQ National Market System) is valued at the last reported sale price (for securities traded through the NASDAQ National Market System, the official closing price) on that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. government securities are valued at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost; assets of the Money Funds are also valued at amortized cost. Securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing securities (normally determined at 4 P.M. Eastern Time). The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees.

Debt securities of U.S. issuers (other than short-term investments), including municipal obligations, are valued by one or more independent pricing services (each a "pricing service") retained by the Trusts. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. The procedures of each pricing service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.

Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more pricing services.

VALUATION OF THE MONEY FUNDS. The valuation of the portfolio securities of the Money Funds is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The use by the Money Funds of the amortized cost method of valuing their respective portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Funds must maintain dollar-weighted average portfolio maturities of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by the Board of Trustees of the Trusts to present minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Funds' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees or its delegate, at such intervals as the Board of Trustees may deem appropriate, to determine whether the Funds' net asset values calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will cause the Trusts to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

HOW TO BUY AND REDEEM SHARES

Class A, Class B, Class C and Class I shares of the Portfolios and Funds may be purchased and redeemed in the manner described in the Prospectuses and in this SAI. Class I shares are currently offered and sold only to the Portfolios.

Each Portfolio and Fund may sell Class A shares at net asset value to current and retired (defined as being 55 years of age and having at least 10 years of service) employees of Washington Mutual, Inc. and its affiliates.

Each Portfolio and Fund may sell Class A shares at net asset value to brokers, dealers and registered investment advisers who have entered into arrangements with the Distributor providing specifically for the shares to be used in particular investment products or programs made available to their clients for which they may charge a separate fee. This includes investment products or programs that are available only with respect to the proceeds of redemptions of shares of other mutual funds on which the client had paid an initial or contingent deferred sales charge.

COMPUTATION OF PUBLIC OFFERING PRICES

The Funds offer their shares to the public on a continuous basis. The public offering price per Class A share of the Funds is equal to the net asset value next computed after receipt of a purchase order, plus the applicable front-end sales charge, if any, as set forth in the Prospectus. Class A shares may be purchased at net asset value (without initial sales charges) with the proceeds of redemptions of non-WM Group mutual funds when all of the following conditions are met: (i) the purchase is made within 45 days of the redemption; (ii) the redeemed shares were subject to an initial or contingent deferred sales charge, provided, however, that for this purpose shares that were subject to an initial or contingent deferred sales charge of 2.0% or less shall be deemed not to have been subject to a sales charge and therefore are not eligible for this waiver; and (iii) both the redemption of the existing shares and the purchase of new shares are made through the same broker/dealer. The public offering price per Class B, Class C or Class I share of the Funds is equal to the net asset value next computed after receipt of a purchase order.

An illustration of the computation of the public offering price per share of each Portfolio and Fund is contained in the financial statements incorporated herein by reference.

PAYMENT IN SECURITIES

In addition to cash, the Portfolios and Funds may accept securities as payment for Portfolio or Fund shares at the applicable net asset value. Generally, the Portfolios and Funds will only consider accepting securities to increase their holding in a portfolio security or if the Advisor determines that the offered securities are a suitable investment for the Portfolio or Fund and in a sufficient amount for efficient management.

While no minimum has been established, the Portfolios and Funds may decide not to accept securities as payment for shares at their discretion. The Portfolios and Funds may reject in whole or in part any or all offers to pay for purchases of shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for shares at any time without notice. The Portfolios and Funds will value accepted securities in the manner described in the section "Net Asset Value" for valuing shares of the Portfolios and Funds. The Portfolios and Funds will only accept securities which are delivered in proper form. The acceptance of securities by certain of the Portfolios or Funds in exchange for shares is subject to additional requirements. For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Portfolio or Fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Shareholder Services at 800-222-5852. Investors should not send securities to the Portfolios and Funds except when authorized to do so and in accordance with specific instructions received from Shareholder Services.

ARCHER MEDICAL SAVINGS ACCOUNT. The Funds administer existing Archer Medical Savings Accounts ("MSA"). New accounts may only be opened by participants employed by a firm offering, as of December 31, 2003, an MSA through the WM Group of Funds. The MSA is a specialized product with its own specific account investment requirements, privileges and policies. MSAs may purchase only Class A shares of the Portfolios and Money Market Fund. Investment minimums for the Portfolios and Money Market Fund are: either the lesser of $2,000 or the shareholder's HDHP-provided maximum; OR at least $100 monthly systematic purchases. Sales charges and dealer re-allowances are as stated in the Prospectus.

Certain provisions apply to the check writing privilege for MSAs, as follows:
(1) Checks may be drafted from the Money Market Fund Class A shares only; (2) The Money Market Fund must be funded as stated above; (3) there is no minimum check amount; and (4) a check presented for an amount in excess of the then current value of the Money Market Fund shares held in the account will be considered an instruction to redeem all shares of the Money Market Fund held in the account, with the excess being applied to shares of the Portfolios held in the account in the following order, in each case redeeming shares of the Portfolios to the extent necessary to cover the remaining amount of the check:

Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio and Strategic Growth Portfolio.

MSA investments in the Portfolios may be counted towards Rights of Accumulation
(ROA) and Letter of Intent (LOI) options. The Funds may close an MSA after 60 days written notice if the account balance is less than $2,000 and the account owner has failed to make monthly investments of at least $100 for each of the preceding six months.

REDEMPTIONS

The procedures for redemption of Class A, Class B and Class C shares of each Portfolio and Fund are summarized in the Prospectus under "Choosing a Share Class -- Redemptions and Exchanges of Shares." The right to redeem may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio's or Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for protection of shareholders.

REDEMPTION FEE -- INTERNATIONAL GROWTH FUND CLASS A SHARES ONLY. A redemption from the International Growth Fund, including a redemption by way of exchange, made within 90 days of any purchase by the shareholders of Class A shares of the International Growth Fund will be subject to a redemption fee equal to 2.00% of the redemption proceeds (in addition to any applicable CDSC). The redemption fee will be retained by the Fund. In determining whether a redemption fee is payable it is assumed that the purchase from which the redemption is made is the earliest purchase for shares of the Fund by the shareholder from which a redemption or exchange has not already been effected.

CONTINGENT DEFERRED SALES CHARGES

Contingent deferred sales charges (each, a "CDSC") imposed upon redemptions of Class A, Class B and Class C shares will be retained by the Distributor, and may be waived in certain instances, as described in the current Prospectus and below.

APPLICATION OF CLASS A SHARES CDSC. The Class A CDSC of 1.00% may be imposed on certain redemptions within 18 months of purchase, respectively, with respect to Class A shares (i) purchased at NAV without a sales charge at time of purchase due to being a purchase of $1 million or more, or (ii) acquired, including Class A shares of a Money Fund acquired, through an exchange for Class A shares of a non-Money Fund purchased at NAV without a sales charge at the time of purchase due to being a purchase of $1 million or more. The CDSCs for Class A shares are calculated on the shares' cost in determining whether the CDSC is payable, and the Funds will first redeem shares not subject to any CDSC.

With respect to certain investors who purchase Class A shares through an authorized dealer and who receive a waiver of the entire initial sales charge on Class A shares because the Class A shares were purchased through a plan qualified under Section 401(k) of the Code ("401(k) Plan") or who hold Class A shares of a Money Fund that were acquired through an exchange for non-Money Fund Class A shares that were purchased at NAV through one of such plans, a CDSC of 1.00% may be imposed on the amount that was invested through the plan in such Class A shares and that is redeemed (i) if, within the first 18 months after the plan's initial investment in the Funds, the named fiduciary of the plan withdraws the plan from investing in the Funds in a manner that causes all shares held by the plan's participants to be redeemed; or (ii) by a plan participant within two years of the plan participant's purchase of such Class A shares. This CDSC will be waived on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder (including one who owns the shares as joint tenant).

WAIVERS OF CLASS A SHARES CDSC. The Class A CDSC is waived for redemptions of Class A shares (i) that are part of exchanges for Class A shares of other WM Funds; (ii) for distributions to pay benefits to participants from a retirement plan qualified under Section 401(a) or 401(k) of the Code, including distributions due to the death or disability of the participant (including one who owns the shares as a joint tenant); (iii) for distributions from a 403(b) Plan or an IRA due to death, disability, or attainment of age 70 1/2, including certain involuntary distributions; (iv) for tax-free returns of excess contributions to an IRA; (v) for distributions by other employee benefit plans to pay benefits; (vi) in connection with certain involuntary distributions;
(vii) for systematic withdrawals in amounts of 1.00% or less per month; and
(viii) by a 401(k) Plan participant so long as the shares were purchased through the 401(k) Plan and the 401(k) Plan continues in effect with investments in Class A shares of the Fund. See "How to Buy and Redeem Shares" in the SAI.

For purposes of the waivers described in such section of the Prospectus, a person will be deemed "disabled" only if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration.

DEFERRED SALES CHARGE ALTERNATIVE: CLASS B AND CLASS C SHARES. If you choose the deferred sales charge alternative, you will purchase Class B or Class C shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares of the Short Term Income Fund that are redeemed within four years of purchase, and Class B shares of the remaining Portfolios and Funds that are redeemed within five years of purchase, however, will be subject to a CDSC as described below. Class C shares redeemed during the first 12 months after purchase are subject to a 1.00% CDSC. CDSC payments and distribution fees on Class B and Class C shares may be used to fund commissions payable to Authorized Dealers.

For Class B shares, no charge will be imposed with respect to shares having a value equal to any net increase in the value of shares purchased during the preceding four or five years and shares acquired by reinvestment of net investment income and capital gain distributions. The amount of the charge is determined as a percentage of the NAV of the shares at the time of purchase. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed, according to the following tables:

Class B shares of all Portfolios and Funds (except for the Short Term Income
Fund) purchased after March 20, 1998 (other than shares of the Funds received in connection with the merger of other mutual funds into certain Funds).

                                                                 CONTINGENT
                                                                  DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                               SALES CHARGE
--------------------------------------------------------------------------------
  First.....................................................        5.00%
  Second....................................................        4.00%
  Third.....................................................        3.00%
  Fourth....................................................        2.00%
  Fifth.....................................................        1.00%
  Sixth and following.......................................        0.00%

Class B shares of all Portfolios and WM Trust II Funds (except for the Short Term Income Fund) purchased before March 20, 1998, and shares of the Funds received in connection with the merger of other mutual funds into certain Funds.

                                                                 CONTINGENT
                                                                  DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                               SALES CHARGE
--------------------------------------------------------------------------------
  First.....................................................        5.00%
  Second....................................................        4.00%
  Third.....................................................        3.00%
  Fourth....................................................        3.00%
  Fifth.....................................................        2.00%
  Sixth.....................................................        1.00%
  Seventh and following.....................................        0.00%

Class B shares of all WM Trust I Funds purchased before March 20, 1998 and the Short Term Income Fund.

                                                                 CONTINGENT
                                                                  DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                               SALES CHARGE
--------------------------------------------------------------------------------
  First.....................................................        4.00%
  Second....................................................        3.00%
  Third.....................................................        2.00%
  Fourth....................................................        1.00%
  Fifth and following.......................................        0.00%

Class B shares of all Portfolios and Funds (except for Short Term Income Fund) purchased after April 1, 2003 (other than shares of the Funds received in connection with the merger of other mutual funds into certain Funds).

                                                                 CONTINGENT
                                                                  DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                               SALES CHARGE
--------------------------------------------------------------------------------
  First.....................................................        5.00%
  Second....................................................        5.00%
  Third.....................................................        4.00%
  Fourth....................................................        3.00%
  Fifth.....................................................        2.00%
  Sixth and following.......................................        0.00%

Class B shares of the Short Term Income Fund purchased after April 1, 2003.

                                                                 CONTINGENT
                                                                  DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE                               SALES CHARGE
--------------------------------------------------------------------------------
  First.....................................................        4.00%
  Second....................................................        4.00%
  Third.....................................................        3.00%
  Fourth....................................................        2.00%
  Fifth and following.......................................        0.00%

For these purposes, all purchases are considered made on the last day of the month of purchase. To determine the CDSC payable on a redemption of Class B or Class C shares, a Fund will first redeem Class B or Class C shares not subject to a CDSC. Thereafter, to determine the applicability and rate of any CDSC, it will be assumed that shares representing the reinvestment of dividends and capital gain distributions are redeemed first and shares held for the longest period of time are redeemed next. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.

The Trusts have adopted procedures to convert Class B shares, without payment of any sales charges, into Class A shares, which have lower distribution fees, after the passage of approximately eight years after purchase. Those shares of the former Griffin Funds purchased prior to the merger with the WM Group of Funds convert in approximately six years after purchase.

The conversion of Class B shares to Class A shares is subject to the availability of a favorable ruling from the Internal Revenue Service or a determination by the Board of Trustees, after consultation with legal counsel, that such conversion will not be subject to federal income tax. There cannot be any assurance that a ruling or determination will be available. If they should not be available, the conversion of Class B shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

WAIVERS OF CLASS B CDSCS. Redemptions of Class B shares from Portfolio or Fund accounts opened prior to April 1, 2002 will not be subject to CDSCs if made in connection with distributions from IRAs or other retirement accounts to shareholders over age 59 1/2, except that the qualifying age shall be 70 1/2 with respect to Class B shares of WM Trust II Funds purchased prior to March 1, 1998. This does not apply to a transfer of assets. See the Prospectus for other CDSC waivers that may apply.

WAIVERS OF CLASS C CDSCS. For Class C shares purchased prior to March 1, 2003, waivers of the 1.00% CDSC applied to Class C shares of the Portfolios and Funds redeemed within 12 months of purchase will be granted under the same conditions as generally apply to waivers of CDSCs on Class B shares, as described in the Prospectus.

DISTRIBUTIONS IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Trusts may, in accordance with SEC rules, pay any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

DEFINITIONS

SPOUSE. The person to whom one is legally married.

PARENT. The biological or adoptive mother or father of a child.

LEGAL GUARDIAN. A person legally placed in charge of the affairs of a minor or an incompetent person.

CHILD. A biological or adopted son or daughter; a stepchild; a legal ward; or a child of a person standing in loco parentis.

MINOR CHILD. A child under the age of 21, regardless of the age of majority recognized by the law of the state in which the child resides.

GRANDCHILD. A child of one's child under the age of 21.

DOMESTIC PARTNER. Generally, a domestic partner is someone who lives with you full-time and shares your life much like a married spouse would. Domestic partners can be either same-sex or opposite-sex.

To qualify, you and your domestic partner must have satisfied all of the following requirements for at least six months before signing an affidavit:
  - you have a committed, exclusive relationship and intend to remain partners indefinitely
  - you live together/share the same permanent residence
  - you share financial responsibility for basic living expenses
  - you are both at least 18 years old and mentally competent
  - you are not related to each other by blood so as to preclude marriage in your state of residence
  - neither of you is married to anyone else, legally separated or is anyone else's domestic partner

TAXES

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI and all references to the Funds in this discussion include the Portfolios. New legislation, as well as administrative changes or court decisions, may significantly alter the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the other funds within a Trust. 54 Each of the Funds intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

  (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

  (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

  (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, the American Jobs

Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a RIC beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including Capital Gains Dividends) will in general be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and tax-exempt interest income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year (i) at least 98% of its ordinary income for that year, (ii) at least 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period generally ending on October 31 of that year, and (iii) certain other amounts. Each Fund intends to make distributions sufficient to avoid imposition of the 4% excise tax.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

The Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, Tax-Exempt Money Market and California Money Funds will be qualified to pay exempt-interest dividends to their shareholders only if, at the close of each quarter of a Fund's taxable year, at least 50% of the total value of a Fund's assets consist of obligations the interest on which is exempt from federal income tax. Shareholders of a Fund are required to report tax-exempt interest on their federal income tax returns. Part or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these funds will not be deductible for federal income tax purposes or, in the case of the California Municipal, California Insured Intermediate and California Money Funds, for California income tax purposes. Any loss on the sale or exchange of shares in these Funds held for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholders with respect to such shares. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or who are related to substantial users) of facilities financed by "private activity bonds" or "industrial development bonds." For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, as noted in the Prospectus, some or all of these Funds' dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Similar rules apply for California state personal income tax purposes. Shareholders should consult their own tax advisors as to whether they are (1) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (2) subject to federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax. Issuers of bonds purchased by the Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds, the Tax-Exempt Money Market Fund and the California Money Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

The portion of distributions made by any Fund to its corporate shareholders which are derived from dividends received by such Fund from U.S. domestic corporations may qualify for the dividends received deduction for corporations (reduced to the extent shares of such Fund are treated as debt-financed) if certain holding period requirements with respect to the Fund shares (generally 46 days without protection from risk of loss during the 90-day period beginning on the day 45 days before the ex-dividend date) and certain other requirements are met and if such Fund could have taken such deduction if it were a regular corporation. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and require current income recognition to the extent it is in excess of such basis. Distributions made by the Fixed-Income Funds generally will not be eligible for the dividends received deduction otherwise available to corporate taxpayers.

A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require this Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

As described above and in the Prospectus, certain of the Funds may invest in certain types of futures contracts and options. The Funds anticipate that these investment activities will not prevent the Funds from qualifying as RICs. As a general rule, these investment activities may accelerate, increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to a Fund's shareholders.

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, if a Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles (or other similar transactions), it will be subject to special tax rules (including mark-to-market, straddle, wash sale, short sale and constructive sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert capital gains into ordinary income, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

In addition, investment by a Fund in an entity that qualified as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment. This tax or charge may be avoided, however, by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75% or more of the income of which, for the taxable year, is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, foreign currency gains and certain income from notional principal contracts. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business, certain income received from related persons and certain other income.

Distributions of net capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a 15% tax rate for noncorporate shareholders) regardless of how long the shareholder has held Fund shares. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution (and to the extent not disallowed by virtue of exempt-interest dividend distributions, if any, as described above). In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

While only the Equity Funds expect to realize a significant amount of net long-term capital gains, any such realized gains will be distributed as described in the Prospectus and will be designated as such in a written notice mailed to the shareholder after the close of the Fund's taxable year.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another Fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's basis in some or all of any other shares acquired.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE STRATEGIC ASSET MANAGEMENT PORTFOLIOS

A Portfolio will not be able to offset gains realized by one Fund in which such Portfolio invests against losses realized by another Fund in which such Portfolio invests. The Portfolio's use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

If a Portfolio receives dividends from an underlying Fund that qualifies as a regulated investment company, and the underlying Fund designates such dividends as "qualified dividend income," then the Portfolio may in turn designate a portion of its distributions as "qualified dividend income" as well, provided the Portfolio meets the holding period and other requirements with respect to shares of the underlying Fund.

Depending on a Portfolio's percentage ownership in an underlying Fund both before and after a redemption, a Portfolio's redemption of shares of such Fund may cause the Portfolio to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Portfolio's tax basis in the shares of the underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amounts of the distribution. This could cause shareholders of the Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

Although a Portfolio may itself be entitled to a deduction for foreign taxes paid by the International Growth Fund, the Portfolio will not be able to pass any such credit or deduction through to its own shareholders.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE
INTERNATIONAL GROWTH FUND

If at the end of the International Growth Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. In this case, shareholders generally will be required to include in their gross income their pro rata share of such taxes. Shareholders may then deduct such pro rata portion of such taxes or, alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA MUNICIPAL FUND, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND AND CALIFORNIA MONEY FUND

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each of the California Municipal Fund, California Insured Intermediate Municipal Fund and California Money Fund (the "California Funds") consist of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax-Exempt Obligations"), and if each of the California Funds continues to qualify as a regulated investment company for federal income tax purposes, then each respective California Fund will be qualified to pay dividends, subject to certain limitations, to its shareholders that are exempt from California state personal income tax, but not from California state franchise tax or California state corporate income tax ("California Exempt-Interest Dividends"). However, the total amount of California Exempt-Interest Dividends paid by each of the California Funds to each of the California Fund's non-corporate shareholders with respect to any taxable year cannot exceed the amount of interest received by such California Fund during such year on California Tax-Exempt Obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest. If the aggregate dividends designated as California Exempt-Interest Dividends exceed the amount that may be treated as California Exempt-Interest Dividends, only that percentage of each dividend distribution equal to the ratio of the aggregate amount that may be so treated to aggregate dividends so designated will be treated as a California Exempt-Interest Dividend. Dividend distributions that do not qualify for treatment as California Exempt-Interest

Dividends will be taxable to shareholders at ordinary tax rates for California personal income tax purposes. In addition, shareholders who receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in one of these Funds may have on the taxation of these benefits.

SHAREHOLDER STATEMENTS

Each shareholder will receive after the close of the calendar year an annual statement and such other written notices as are appropriate as to the federal income and California state personal income tax status of the shareholder's dividends and distributions received from the Fund for the prior calendar year. These statements will also inform shareholders as to the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes for the current tax year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California State personal income taxation and the dollar amount of dividends subject to federal income taxation or California State personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Fund. To the extent that the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, Tax-Exempt Money Market and California Money Funds earn taxable net investment income, they intend to designate as taxable dividends the same percentage of each day's dividend (or of each day's taxable net investment income) as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

If a shareholder fails to furnish a correct taxpayer identification number, fails to certify that the taxpayer identification number is correct and that the shareholder is not subject to "backup withholding," or if the Internal Revenue Service or a broker notifies the Fund that withholding is required then the shareholder may be subject to the 30% "backup withholding" tax currently in effect with respect to (1) taxable dividends and distributions and (2) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is generally his or her social security number. The 30% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

ADDITIONAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (the "interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends"). In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

The fact that a Portfolio achieves its investment objectives by investing in the Funds will generally not adversely affect the Portfolio's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the Funds, except possibly to the extent that (1) interest-related dividends received by the Portfolio are offset by deductions allocable to the Portfolio's qualified interest income or
(2) short-term capital gain dividends received by the Portfolio are offset by the Portfolio's net short- or long-term capital losses, in which case the amount of a distribution from the Portfolio to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying Fund.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs ("FIRPTA Distributions") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. Under current law, a distribution from a Portfolio to a foreign person is not anticipated to be characterized as a FIRPTA Distribution.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN INCOME TAX CONSIDERATIONS GENERALLY AFFECTING A FUND AND ITS SHAREHOLDERS AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THEIR FEDERAL, STATE, LOCAL AND FOREIGN, IF ANY, TAX LIABILITIES.

DISTRIBUTOR

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Washington Mutual, Inc., serves as distributor for Class A, Class B and Class C shares. For the fiscal year ended October 31, 2004, the Distributor received: (i) $1,217,678 representing commissions (front-end sales charges) on the sale of Class A shares; (ii) ($3,423) representing commissions on the sale of Class C shares; (iii) $186,288 representing CDSC fees from the redemption of Class A shares; (iv) $3,634,902 representing CDSC fees from the redemption of Class B shares; and (v) $72,168 representing CDSC fees from the redemption of Class C Shares. Amounts per Fund are as follows:

                                                                FRONT-END SALES CHARGES
                                                                 CLASS A       CLASS C
-------------------------------------------------------------------------------------------
  REIT Fund.................................................     $ 29,302      $   (13)
  Equity Income Fund........................................     $312,460      $   (36)
  Growth & Income Fund......................................     $ 57,820      $    (2)
  West Coast Equity Fund....................................     $282,206      $     2
  Mid Cap Stock Fund........................................     $ 27,170      $   (16)
  Growth Fund...............................................     $ 27,519      $   (11)
  Small Cap Value Fund......................................     $  4,780      $    --
  Small Cap Growth Fund.....................................     $ 24,188      $    14
  International Growth Fund.................................     $  7,354      $    (1)
  Short Term Income Fund....................................     $ 36,230      $(2,776)
  U.S. Government Securities Fund...........................     $ 35,237      $     2
  Income Fund...............................................     $111,347      $   150
  High Yield Fund...........................................     $109,837      $  (504)
  Tax-Exempt Bond Fund......................................     $ 40,359      $   (18)
  California Municipal Fund.................................     $ 67,618      $   (69)
  California Insured Intermediate Municipal Fund............     $ 44,251      $  (145)

                                                                           CDSC FEES
                                                                CLASS A     CLASS B     CLASS C
---------------------------------------------------------------------------------------------------
  REIT Fund.................................................    $    500    $  7,863    $ 5,880
  Equity Income Fund........................................    $    290    $251,596    $ 6,841
  Growth & Income Fund......................................    $    305    $128,524    $   391
  West Coast Equity Fund....................................    $    482    $244,437    $ 2,527
  Mid Cap Stock Fund........................................    $      0    $ 35,468    $   231
  Growth Fund...............................................    $      0    $144,970    $   496
  Small Cap Value Fund......................................    $      0    $      0    $   716
  Small Cap Growth Fund.....................................    $      0    $ 36,227    $   694
  International Growth Fund.................................    $      0    $  4,741    $    71
  Short Term Income Fund....................................    $  5,231    $155,867    $14,416
  U.S. Government Securities Fund...........................    $ 26,031    $701,432    $ 6,771
  Income Fund...............................................    $      0    $524,194    $ 8,302
  High Yield Fund...........................................    $    163    $172,855    $11,413
  Tax-Exempt Bond Fund......................................    $      0    $104,978    $ 1,939
  California Municipal Fund.................................    $ 20,077    $442,253    $ 1,638
  California Insured Intermediate Municipal Fund............    $127,218    $196,468    $   577
  Money Market Fund.........................................    $  5,991    $483,029    $ 9,265

Additionally, the Distributor serves as distributor for Class A, Class B and Class C shares of the Portfolios. For the fiscal year ended October 31, 2004, WM Funds Distributor, Inc. received $7,626,856 representing commissions on the sale of Class A shares and ($3,881) representing commissions on the sale of Class C shares. In addition, the Distributor received $73,149, representing CDSC fees on the redemption of Class A shares, $5,927,341 on the redemption of Class B shares and $402,068 representing CDSC fees on the redemption of Class C shares. Amounts per Portfolio are as follows:

                                                                FRONT-END SALES CHARGES
                                                                  CLASS A      CLASS C
-------------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................    $  589,973     $  (504)
  Conservative Balanced Portfolio...........................    $  542,140     $   367
  Balanced Portfolio........................................    $3,163,270     $(2,138)
  Conservative Growth Portfolio.............................    $2,133,880     $  (862)
  Strategic Growth Portfolio................................    $1,197,593     $  (744)

                                                                            CDSC FEES
                                                                CLASS A     CLASS B      CLASS C
-----------------------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................    $ 1,151    $  872,287    $ 54,659
  Conservative Balanced Portfolio...........................    $18,618    $  333,499    $ 24,532
  Balanced Portfolio........................................    $34,410    $2,336,034    $122,567
  Conservative Growth Portfolio.............................    $17,055    $1,468,539    $131,265
  Strategic Growth Portfolio................................    $ 1,915    $  916,982    $ 69,045

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Fund. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of the classes. For the fiscal year ended October 31, 2004, this fee amounted to $6,916,975 for Class A shares, $3,558,641 for Class B shares and $319,153 with respect to Class C shares. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B shares and Class C shares at an annual rate of 0.75% of the average daily net assets of such shares, which amounted to $10,406,828 for the fiscal year ended October 31, 2004 with respect to Class B shares and $936,500 with respect to Class C shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. Amounts per Fund are as follows:

                                                                          SERVICE FEES
                                                                 CLASS A      CLASS B     CLASS C
-----------------------------------------------------------------------------------------------------
  REIT Fund.................................................    $   13,943    $ 10,462    $ 6,575
  Equity Income Fund........................................    $  867,915    $307,309    $45,998
  Growth & Income Fund......................................    $1,466,706    $271,943    $ 3,297
  West Coast Equity Fund....................................    $1,464,493    $332,410    $16,236
  Mid Cap Stock Fund........................................    $  127,729    $ 48,078    $ 2,942
  Growth Fund...............................................    $  308,225    $305,720    $ 3,412
  Small Cap Value Fund......................................    $    2,955    $    665    $   457
  Small Cap Growth Fund.....................................    $  237,761    $ 41,114    $ 2,052
  International Growth Fund.................................    $   85,106    $ 10,197    $   787
  Short Term Income Fund....................................    $  151,264    $ 89,873    $44,212
  U.S. Government Securities Fund...........................    $  382,837    $487,138    $22,806
  Income Fund...............................................    $  376,630    $429,684    $32,721
  High Yield Fund...........................................    $  159,517    $205,288    $72,955
  Tax-Exempt Bond Fund......................................    $  491,467    $100,180    $10,171
  California Municipal Fund.................................    $  601,673    $561,299    $15,939
  California Insured Intermediate Municipal Fund............    $  178,754    $203,705    $23,482
  Money Market Fund.........................................    $       --    $153,576    $15,111

                                                                                  DISTRIBUTOR FEES
                                                                 CLASS B      FEES WAIVED    CLASS C     FEES WAIVED
------------------------------------------------------------------------------------------------------------------------
  REIT Fund.................................................    $   31,387     $     --      $ 19,725      $    --
  Equity Income Fund........................................    $  921,927     $     --      $137,994      $    --
  Growth & Income Fund......................................    $  815,829     $     --      $  9,889      $    --
  West Coast Equity Fund....................................    $  997,230     $     --      $ 48,708      $    --
  Mid Cap Stock Fund........................................    $  144,234     $     --      $  8,826      $    --
  Growth Fund...............................................    $  917,158     $     --      $ 10,235      $    --
  Small Cap Value Fund......................................    $    1,996     $     --      $  1,369      $    --
  Small Cap Growth Fund.....................................    $  123,343     $     --      $  6,155      $    --
  International Growth Fund.................................    $   30,589     $     --      $  2,359      $    --
  Short Term Income Fund....................................    $  269,618     $     --      $132,636      $    --
  U.S. Government Securities Fund...........................    $1,461,413     $     --      $ 68,416      $    --
  Income Fund...............................................    $1,289,052     $     --      $ 98,163      $    --
  High Yield Fund...........................................    $  615,862     $     --      $218,864      $    --
  Tax-Exempt Bond Fund......................................    $  300,539     $     --      $ 30,514      $    --
  California Municipal Fund.................................    $1,683,896     $     --      $ 47,817      $    --
  California Insured Intermediate Municipal Fund............    $  611,113     $     --      $ 70,447      $    --
  Money Market Fund.........................................    $  460,726     $269,084      $ 45,332      $20,949

Additionally, each of the Portfolios has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, one each for the Class A, Class B and Class C shares of the Portfolios. Under the applicable Rule 12b-1 Plans, the Distributor is paid a shareholder service fee at an annual rate of 0.25% of the average daily net assets of each class of shares. For the year ended October 31, 2004, this fee amounted to $7,640,101 for Class A shares, $8,315,938 for Class B shares and $2,755,607 for Class C shares. Additionally, under the Class B and the Class C Plans, the Distributor is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B shares of each Portfolio for activities primarily intended to result in the sale of Class B and Class C shares for the Portfolios, which amounted to $24,947,811 for fiscal year ended October 31, 2004 with respect to Class B shares and $8,266,820 with respect to Class C shares. Amounts per Portfolio are as follows:

                                                                            SERVICE FEES
                                                                 CLASS A       CLASS B      CLASS C
--------------------------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................    $  742,771    $1,013,589    $245,942
  Conservative Balanced Portfolio...........................    $  382,663    $  360,494    $186,162
  Balanced Portfolio........................................    $3,001,649    $3,140,323    $918,486
  Conservative Growth Portfolio.............................    $2,317,411    $2,365,444    $891,636
  Strategic Growth Portfolio................................    $1,195,607    $1,436,088    $513,636

                                                                    DISTRIBUTOR FEES
                                                                 CLASS B       CLASS C
--------------------------------------------------------------------------------------------
  Flexible Income Portfolio.................................    $3,040,767    $  737,827
  Conservative Balanced Portfolio...........................    $1,081,483    $  558,485
  Balanced Portfolio........................................    $9,420,967    $2,755,458
  Conservative Growth Portfolio.............................    $7,096,331    $2,674,142
  Strategic Growth Portfolio................................    $4,308,263    $1,540,908

Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans. The service fee is paid by the Fund to the Distributor, who in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, both Rule 12b-1 Plans shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees.

APPENDIX A

DESCRIPTION OF BOND, NOTES AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS

- AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

- AA -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

- A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

- BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

- BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

- B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

- CCC -- An obligation rated CCC is currently vulnerable to nonpayments, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

- CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

- C -- A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligations are being continued. A C will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

- D -- An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired. Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- Plus (+) or minus (-) -- The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

- Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

- Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of

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greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are related Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS

INVESTMENT GRADE

- AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

- AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

- A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

- BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category. SPECULATIVE GRADE

- BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

- B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

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- CCC, CC, and C -- High default risk. Default risk is a real possibility.
Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probably. C ratings signal imminent default.

- DDD, DD, and D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given the designation of SP-1+. Notes rated SP-1 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Notes rated SP-3 have a speculative capacity to pay principle and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

  The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/ VMIG 1. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

- MIG 1/VMIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

- MIG 2/VMIG 2 -- This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

- MIG 3/VMIG 3 -- This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

- SG -- This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

- A-1 -- A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are

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designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

- A-2 -- A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

- A-3 -- A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

- B -- A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

- C -- A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

- D -- A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: 1) leading market positions in well-established industries, 2) high rates of return on funds employed, 3) conservative capitalization structure with moderate reliance on debt and ample asset protection, 4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and 5) well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios,while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

The rating F1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch and is assigned to issues regarded as having the strongest degree of assurance for timely payment. Paper rated F1 (Highest Credit Quality) is regarded as having an assurance of timely payment only slightly less in degree than issues rated F1+. The rating F2 (Good Credit Quality) reflects an assurance of timely payment, but the margin of safety is not as great as for issues assigned F1+ or F1 ratings. The F3 rating (Fair Credit Quality) denotes that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade, whereas, B is a Speculative rating meaning that there is minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. A rating of C (High Default Risk) shows that default is a real possibility. It also shows that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D stands for Default and denotes actual or imminent payment default.

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APPENDIX B

PROXY VOTING POLICIES

The Board of Trustees has delegated to the Advisor, or, where applicable, the Sub-advisor responsible for the management of a particular Fund (or, for the Growth Fund, the relevant portion of the Fund), responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the Advisor's or Sub-advisor's proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by the Advisor and each Sub-advisor, including procedures to be used when a vote presents a conflict of interest, are attached.

PROXY VOTING PROCEDURES OF WM ADVISORS, INC.

THE ROLE OF WM ADVISORS, INC.

In its capacity as an investment adviser for each of its clients, WM Advisors, Inc. ("WMA") shall, except where WMA and the client have otherwise agreed, assist the client in voting proxies with respect to its portfolio securities to the extent that such proxies relate to matters involving investment judgment. In addition, the client may authorize WMA, in its capacity as adviser, to vote the client's proxies. In such cases, WMA is responsible for casting the proxy votes in a manner consistent with the best interests of the client. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client.

THE ROLE OF THE PROXY VOTING SERVICE

WMA has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS is responsible for coordinating with the client's custodian to ensure that all proxy materials received by the custodian relating to the client's portfolio securities are processed in a timely fashion. Subject to the right of the client, WMA and any applicable sub-adviser to instruct ISS to vote a specific proxy in a specific manner (an "Exception"), ISS will vote all proxies in accordance with its proxy voting guidelines. (Where those guidelines call for a determination to be made on a case-by-case basis, ISS is responsible for obtaining such information as is reasonably necessary for it to determine how to vote such proxies in the best interests of the client, and for so voting such proxies.) ISS will notify WMA and any applicable sub-adviser as to how it intends to vote each proxy no later than 3 business days prior to voting such proxy. In the event WMA or a sub-adviser wishes to create an Exception for a proxy vote, it will notify ISS at least 1 business day before the last day on which the proxy could be voted. Except as may otherwise be agreed by a client, WMA will provide a report (including both the basis and rationale for the Exception and a certification as to the absence of any conflict of interest (as described below under "Conflicts of Interest") relating to such proxy) with respect to each Exception to the client at least quarterly.

  ISS will identify to WMA any proxy with respect to which it may be deemed to have a conflict of interest at least 5 business days prior to the last day such proxy could be voted. WMA will determine how any such proxy will be voted, unless it may also be deemed to have a conflict, in which case WMA will make a recommendation to the client with respect to the proxy, and the client will determine how the proxy should be voted.

CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process for a client may have a conflict of interest in voting the client's proxy. A conflict of interest may exist, for example, if WMA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to a particular proxy shall disclose that conflict to WMA and otherwise remove himself or herself from the proxy voting process. WMA will review each proxy with respect to which it wishes to create an Exception to determine if a conflict of interest exists and will provide the client with a Conflicts Report for each proxy that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside WMA (other than routine communications from proxy solicitors) with respect to the proxy.
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PROXY VOTING GUIDELINES OF WM ADVISORS, INC.

The proxy voting guidelines below give a general indication of how WM Advisors, Inc. ("WMA") will vote a client's portfolio securities on proposals dealing with a particular issue. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client. In cases where WMA has engaged a proxy voting service, the proxy voting service will vote all proxies relating to client's portfolio securities in accordance with its guidelines, except as otherwise instructed by the client, WMA or any relevant sub-adviser. If a portfolio security is currently being loaned by a client but is the subject of a vote that WMA determines is material to the value of the security, WMA will seek to recall that portfolio security and vote the proxy in accordance with these guidelines. Votes with respect to portfolio securities on loan will otherwise be voted in the discretion of the borrower.

  The proxy voting guidelines are just that -- guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when WMA may not vote in strict adherence to these guidelines.

  WMA, as part of its ongoing review and analysis of all client portfolio holdings, is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the client and/or any proxy voting service of circumstances where the client's interests warrant a vote contrary to these guidelines.

  The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and WMA's intent to hold corporate boards accountable for their actions in promoting shareholder interests, the client's proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the client's proxies will be voted FOR board-approved proposals, except as indicated below.

DOMESTIC (U.S.) PROXIES

1. AUDITORS

a. Vote FOR proposals to ratify auditors, unless any of the following apply:
  - An auditor has a financial interest in or association with the company, and is therefore not independent;
  - Fees for non-audit services are excessive, or
  - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

a. Voting on Director Nominees in Uncontested Elections
  - Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b. Classification/Declassification of the Board
  - Vote AGAINST proposals to classify the board.
  - Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)
  - Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

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d. Majority of Independent Directors/Establishment of Committees
  - Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
  - Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

a. Shareholder Ability to Act by Written Consent
  - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
  - Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings
  - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
  - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements
  - Vote AGAINST proposals to require a supermajority shareholder vote.
  - Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting
  - Vote AGAINST proposals to eliminate cumulative voting.
  - Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

e. Confidential Voting
  - Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
  - Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

a. Voting for Director Nominees in Contested Elections
  - Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses
  - Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

  - Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

  - Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

  - Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating,

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    a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

a. Common Stock Authorization
  - Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
  - Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
  - Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock
  - Vote AGAINST proposals to create a new class of common stock with superior voting rights.
  - Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
  - It is intended for financing purposes with minimal or no dilution to current shareholders; or
  - It is not designed to preserve the voting power of an insider or significant shareholder.

9. EXECUTIVE AND DIRECTOR COMPENSATION

a.
  - Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.
  - Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

b. Management Proposals Seeking Approval to Reprice Options
  - Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
  - Historic trading patterns
  - Rationale for the repricing
  - Value-for-value exchange
  - Option vesting
  - Term of the option
  - Exercise price
  - Participation

c. Employee Stock Purchase Plans
  - Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
  - Vote FOR employee stock purchase plans where all of the following apply:
  - Purchase price is at least 85 percent of fair market value;
  - Offering period is 27 months or less; and
  - Potential voting power dilution (VPD) is ten percent or less.
  - Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

d. Shareholder Proposals on Compensation
  - Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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10. SOCIAL AND ENVIRONMENTAL ISSUES

  - These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

FOREIGN (NON-U.S.) PROXIES

1. FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

  - Vote FOR approval of financial statements and director and auditor reports, unless:
  - there are concerns about the accounts presented or audit procedures used; or
  - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2. APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

  - Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
  - there are serious concerns about the accounts presented or the audit procedures used;
  - the auditors are being changed without explanation; or
  - non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.
  - Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
  - ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

3. APPOINTMENT OF INTERNAL STATUTORY AUDITORS

  - Vote FOR the appointment or reelection of statutory auditors, unless:
  - there are serious concerns about the statutory reports presented or the audit procedures used;
  - questions exist concerning any of the statutory auditors being appointed; or
  - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

4. ALLOCATION OF INCOME

  - Vote FOR approval of the allocation of income, unless:
  - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  - the payout is excessive given the company's financial position.

5. STOCK (SCRIP) DIVIDEND ALTERNATIVE

  - Vote FOR most stock (scrip) dividend proposals.
  - Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

6. AMENDMENTS TO ARTICLES OF ASSOCIATION

  - Vote amendments to the articles of association on a CASE-BY-CASE basis.

7. CHANGE IN COMPANY FISCAL TERM

  - Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

8. LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

  - Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

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9. AMEND QUORUM REQUIREMENTS

  - Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

10. TRANSACT OTHER BUSINESS

  - Vote AGAINST other business when it appears as a voting item.

11. DIRECTOR ELECTIONS

  - Vote FOR management nominees in the election of directors, unless:
  - there are clear concerns about the past performance of the company or the board; or
  - the board fails to meet minimum corporate governance standards.
  - Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
  - Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
  - Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

12. DIRECTOR COMPENSATION

  - Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.
  - Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
  - Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
  - Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

13. DISCHARGE OF BOARD AND MANAGEMENT

  - Vote FOR discharge of the board and management, unless:
  - there are serious questions about actions of the board or management for the year in question; or
  - legal action is being taken against the board by other shareholders.

14. DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

  - Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
  - Vote AGAINST proposals to indemnify auditors.

15. BOARD STRUCTURE

  - Vote FOR proposals to fix board size.
  - Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
  - Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

16. SHARE ISSUANCE REQUESTS

a. General Issuances
  - Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
  - Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

b. Specific Issuances
  - Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

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17. INCREASES IN AUTHORIZED CAPITAL

  - Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
  - Vote FOR specific proposals to increase authorized capital to any amount, unless:
  - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
  - Vote AGAINST proposals to adopt unlimited capital authorizations.

18. REDUCTION OF CAPITAL

  - Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
  - Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

19. CAPITAL STRUCTURES

  - Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
  - Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

20. PREFERRED STOCK

  - Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
  - Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  - Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
  - Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
  - Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

21. DEBT ISSUANCE REQUESTS

  - Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
  - Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  - Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

22. PLEDGING OF ASSETS FOR DEBT

  - Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

23. INCREASE IN BORROWING POWERS

  - Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

24. SHARE REPURCHASE PLANS:

  - Vote FOR share repurchase plans, unless:
  - clear evidence of past abuse of the authority is available; or
  - the plan contains no safeguards against selective buybacks.

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25. REISSUANCE OF SHARES REPURCHASED:

  - Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

26. CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

  - Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

27. REORGANIZATIONS/RESTRUCTURINGS:

  - Vote reorganizations and restructurings on a CASE-BY-CASE basis.

28. MERGERS AND ACQUISITIONS:

  - Vote FOR mergers and acquisitions, unless:
  - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  - the company's structure following the acquisition or merger does not reflect good corporate governance.
  - Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
  - ABSTAIN if there is insufficient information available to make an informed voting decision.

29. MANDATORY TAKEOVER BID WAIVERS:

  - Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

30. REINCORPORATION PROPOSALS:

  - Vote reincorporation proposals on a CASE-BY-CASE basis.

31. EXPANSION OF BUSINESS ACTIVITIES:

  - Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

32. RELATED-PARTY TRANSACTIONS:

  - Vote related-party transactions on a CASE-BY-CASE basis.

33. COMPENSATION PLANS:

  - Vote compensation plans on a CASE-BY-CASE basis.

34. ANTI-TAKEOVER MECHANISMS:

  - Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

35. SHAREHOLDER PROPOSALS:

  - Vote all shareholder proposals on a CASE-BY-CASE basis.
  - Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
  - Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Adopted on July 22, 2003

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CAPITAL GUARDIAN TRUST COMPANY PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of

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an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

  - CORPORATE GOVERNANCE. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

  - CAPITAL STRUCTURE. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

  - STOCK-RELATED COMPENSATION PLANS. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

  - CORPORATE SOCIAL RESPONSIBILITY. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

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SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures

EFFECTIVE DATE

This policy is effective as of April 1, 2005.

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                        CITIGROUP ASSET MANAGEMENT (CAM)
                              NORTH AMERICA REGION

                      PROXY VOTING POLICIES AND PROCEDURES

                      AMENDED AND RESTATED AS OF JULY 2004

I.    TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES
II.   GENERAL GUIDELINES
III.  HOW CAM VOTES
IV.  CONFLICTS OF INTEREST
V.   VOTING POLICY
     (1)  ELECTION OF DIRECTORS
     (2)  PROXY CONTESTS
     (3)  AUDITORS
     (4)  PROXY CONTEST DEFENSES
     (5)  TENDER OFFER DEFENSES
     (6)  MISCELLANEOUS GOVERNANCE PROVISIONS
     (7)  CAPITAL STRUCTURE
     (8)  EXECUTIVE AND DIRECTOR COMPENSATION
     (9)  STATE OF INCORPORATION
     (10) MERGERS AND CORPORATE RESTRUCTURING
     (11) SOCIAL AND ENVIRONMENTAL ISSUES
     (12) MISCELLANEOUS
VI.  DISCLOSURE OF PROXY VOTING
VII. RECORDKEEPING AND OVERSIGHT

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                       CITIGROUP ASSET MANAGEMENT(1)(CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

I. TYPES OF ACCOUNTS TO WHICH CAM VOTES PROXIES

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, CAM is guided by general fiduciary principles. CAM's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

III. HOW CAM VOTES

In the case of a proxy issue for which there is a stated position set forth in
Section V, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. CAM divides issues into eleven categories listed in Section V below.

IV. CONFLICTS OF INTEREST

In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

 (1) Procedures for Identifying Conflicts of Interest

       CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

1 Citigroup Asset Management comprises Salomon Brothers Asset Management Inc,
  Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.
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     B. CAM Financial Control shall maintain and make available to CAM
        Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM's annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in
        Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies

     D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this
        Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

 (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time by CAM's Office of the CIO, CAM's General Counsel and CAM's Chief Compliance Officer. The initial members of the Proxy Voting Committee are set forth on Appendix B hereto.

     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

     C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality

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        determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

     D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

       i. disclosing the conflict to clients and obtaining their consent before voting;

       ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

       iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

       iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

       CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

 (3) Third Party Proxy Voting Firm -- Conflicts of Interests

     With respect to a third party proxy voting firm described herein, CAM will periodically review such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

(1) Election of Directors

     A. Voting on Director Nominees in Uncontested Elections.

       1. We vote for director nominees.

     B. Chairman and CEO is the Same Person.

       1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

         - Designation of a lead director

         - Majority of independent directors (supermajority)

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict to interest by satisfying itself that CAM's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.
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         - All independent key committees

         - Size of the company (based on market capitalization)

         - Established governance guidelines

         - Company performance

     C. Majority of Independent Directors

       1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

       2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     D. Stock Ownership Requirements

       1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     E. Term of Office

       1. We vote against shareholder proposals to limit the tenure of independent directors.

     F. Director and Officer Indemnification and Liability Protection

       1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

       2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

       3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

       4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

     G. Director Qualifications

       1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

       2. We vote against shareholder proposals requiring two candidates per board seat.

  (2) Proxy Contests

     A. Voting for Director Nominees in Contested Elections

       1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and

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          dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

     B. Reimburse Proxy Solicitation Expenses

       1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

 (3) Auditors

     A. Ratifying Auditors

       1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

     B. Financial Statements and Director and Auditor Reports

       1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

     C. Remuneration of Auditors

       1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

     D. Indemnification of Auditors

       1. We vote against proposals to indemnify auditors.

 (4) Proxy Contest Defenses

     A. Board Structure: Staggered vs. Annual Elections

       1. We vote against proposals to classify the board.

       2. We vote for proposals to repeal classified boards and to elect all directors annually.

     B. Shareholder Ability to Remove Directors

       1. We vote against proposals that provide that directors may be removed only for cause.

       2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

       3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

       4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

     C. Cumulative Voting

       1. We vote against proposals to eliminate cumulative voting.

       2. We vote for proposals to permit cumulative voting.

     D. Shareholder Ability to Call Special Meetings

       1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

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       2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     E. Shareholder Ability to Act by Written Consent

       1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

       2. We vote for proposals to allow or make easier shareholder action by written consent.

     F. Shareholder Ability to Alter the Size of the Board

       1. We vote for proposals that seek to fix the size of the board.

       2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     G. Advance Notice Proposals

       1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     H. Amendment of By-Laws

       1. We vote against proposals giving the board exclusive authority to amend the by-laws.

       2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

     I. Article Amendments (not otherwise covered by CAM Proxy Voting Policies and Procedures).

       We review on a case-by-case basis all proposals seeking amendments to the articles of association.

       We vote for article amendments if:

       - shareholder rights are protected;

       - there is negligible or positive impact on shareholder value;

       - management provides adequate reasons for the amendments; and

       - the company is required to do so by law (if applicable).

 (5) Tender Offer Defenses

     A. Poison Pills

       1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

       2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

       3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision -- poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -- 10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

     B. Fair Price Provisions

       1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

       2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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     C. Greenmail

       1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

       2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     D. Unequal Voting Rights

       1. We vote against dual class exchange offers.

       2. We vote against dual class re-capitalization.

     E. Supermajority Shareholder Vote Requirement to Amend the Charter or
        Bylaws

       1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

       2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     F. Supermajority Shareholder Vote Requirement to Approve Mergers

       1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

       2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     G. White Squire Placements

       1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

 (6) Miscellaneous Governance Provisions

     A. Confidential Voting

       1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

       2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

     B. Equal Access

       1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     C. Bundled Proposals

       1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

     D. Shareholder Advisory Committees

       1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote
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          against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

     E. Other Business

       We vote for proposals that seek to bring forth other business matters.

     F. Adjourn Meeting

       We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

     G. Lack of Information

       We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

 (7) Capital Structure

     A. Common Stock Authorization

       1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

       2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

         a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

         b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

       3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

     B. Stock Distributions: Splits and Dividends

       1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

     C. Reverse Stock Splits

       1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

     D. Blank Check Preferred Stock

       1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

       2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

       3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

       4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

     E. Adjust Par Value of Common Stock

       1. We vote for management proposals to reduce the par value of common stock.

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     F. Preemptive Rights

       1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

         a) Size of the Company.

         b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

         c) Percentage of the rights offering (rule of thumb less than 5%).

       2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

     G. Debt Restructuring

       1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

     H. Share Repurchase Programs

       1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     I. Dual-Class Stock

       1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

         - It is intended for financing purposes with minimal or no dilution to current shareholders

         - It is not designed to preserve the voting power of an insider or significant shareholder

     J. Issue Stock for Use with Rights Plan

       1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     K. Debt Issuance Requests

       When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

       We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

       We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

     L. Financing Plans

       We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

 (8) Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

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     A. OBRA-Related Compensation Proposals

       1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

         a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
            Section 162(m) of the Internal Revenue Code.

       2. Amendments to Added Performance-Based Goals

         a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

       3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

         a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

       4. Approval of Cash or Cash-and-Stock Bonus Plans

         a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

     B. Expensing of Options

       We vote for proposals to expense stock options on financial statements.

     C. Index Stock Options

       We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

     D. Shareholder Proposals to Limit Executive and Director Pay

       1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

       2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

         We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed
         the 10% threshold, we would also consider the   % relative to the
         common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

         - Compensation committee comprised of independent outside directors

         - Maximum award limits

         - Repricing without shareholder approval prohibited

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     E. Golden Parachutes

       1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

       2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

     F. Employee Stock Ownership Plans (ESOPs)

       1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

     G. 401(k) Employee Benefit Plans

       1. We vote for proposals to implement a 401(k) savings plan for employees.

     H. Stock Compensation Plans

       1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

       2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

     I. Directors Retirement Plans

       1. We vote against retirement plans for nonemployee directors.

       2. We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     J. Management Proposals to Reprice Options

       1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

         - Historic trading patterns

         - Rationale for the repricing

         - Value-for-value exchange

         - Option vesting

         - Term of the option

         - Exercise price

         - Participation

     K. Shareholder Proposals Recording Executive and Director Pay

       1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

       2. We vote against shareholder proposals requiring director fees be paid in stock only.

       3. We vote for shareholder proposals to put option repricing to a shareholder vote.

       4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

 (9) State/Country of Incorporation

     A. Voting on State Takeover Statutes

       1. We vote for proposals to opt out of state freezeout provisions.

       2. We vote for proposals to opt out of state disgorgement provisions.

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     B. Voting on Re-incorporation Proposals

       1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/ benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

     C. Control Share Acquisition Provisions

       1. We vote against proposals to amend the charter to include control share acquisition provisions.

       2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

       3. We vote for proposals to restore voting rights to the control shares.

       4. We vote for proposals to opt out of control share cashout statutes.

(10) Mergers and Corporate Restructuring

     A. Mergers and Acquisitions

       1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/ advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

     B. Corporate Restructuring

       1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

     C. Spin-offs

       1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     D. Asset Sales

       1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     E. Liquidations

       1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     F. Appraisal Rights

       1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

     G. Changing Corporate Name

       1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

     H. Conversion of Securities

       1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

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     I. Stakeholder Provisions

       1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

(11) Social and Environmental Issues

     A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

       1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

       2. the percentage of sales, assets and earnings affected;

       3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

       4. whether the issues presented should be dealt with through government or company-specific action;

       5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

       6. whether the company's analysis and voting recommendation to shareholders is persuasive;

       7. what other companies have done in response to the issue;

       8. whether the proposal itself is well framed and reasonable;

       9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

       10. whether the subject of the proposal is best left to the discretion of the board.

     B. Among the social and environmental issues to which we apply this analysis are the following:

       1. Energy and Environment

       2. Equal Employment Opportunity and Discrimination

       3. Product Integrity and Marketing

       4. Human Resources Issues

(12) Miscellaneous

     A. Charitable Contributions

       1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

     B. Operational Items

       1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

       2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

       3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

       4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

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       5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

       6. We vote against proposals to approve other business when it appears as voting item.

     C. Route Agenda Items

       In some markets, shareholders are routinely asked to approve:

       - the opening of the shareholder meeting

       - that the meeting has been convened under local regulatory requirements

       - the presence of a quorum

       - the agenda for the shareholder meeting

       - the election of the chair of the meeting

       - regulatory filings

       - the allowance of questions

       - the publication of minutes

       - the closing of the shareholder meeting

       We generally vote for these and similar routine management proposals.

     D. Allocation of Income and Dividends

     We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

     E. Stock (Scrip) Dividend Alternatives

       1. We vote for most stock (scrip) dividend proposals.

       2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(13) CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V.
     (1) through (12).

     The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.

VI. DISCLOSURE OF PROXY VOTING

CAM employees may not disclose to others outside of CAM (including employees of other Citigroup business units) how CAM intents to vote a proxy absent prior approval from CAM Legal/Compliance, except that a CAM investment professional may disclose to a non-Citigroup employee how it intends to vote without obtaining prior approval from CAM Legal/Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by CAM personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) CAM has voting power with respect to less than 5% of the outstanding common stock of the company.

  If a CAM employee receives a request to disclose CAM's proxy voting intentions to, or is otherwise contacted by, another person outside of CAM (including an employee of another Citigroup business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify CAM Legal/Compliance.

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VII. RECORD KEEPING AND OVERSIGHT

CAM shall maintain the following records relating to proxy voting:
  - a copy of these policies and procedures;
  - a copy of each proxy form (as voted);
  - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
  - documentation relating to the identification and resolution of conflicts of interest;
  - any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and
  - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

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APPENDIX A

  Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Attached to this memorandum is a copy of CAM North America Region Proxy Voting Policies and Procedures that have been updated, effective as of July 2003, to comply with a new SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (I) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM'S BUSINESS, AND (II) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

  The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM's stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

  The updated proxy voting policies and procedures reflect two major changes. First, Section VI (Recordkeeping and Oversight) of the updated policies and procedures sets forth detailed recordkeeping requirements relating to the proxy voting process, as required by the new SEC rule. CAM Compliance will be working with affected groups to make sure that we are complying with the new record retention requirements. Second, Section IV (Conflicts of Interest) of the updated policies and procedures sets forth procedures designed to identify and address material conflicts of interest that may arise between CAM's interests and those of its clients before proxies are voted on behalf of such clients, as required by the new SEC rule.

  While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM affiliate client relationships(1) which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM's proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

  A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM's business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM's vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Citigroup, tried to exert pressure to influence CAM's proxy vote(2). Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are

1,2 As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer.
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encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.

  As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

  The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

3 Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.
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APPENDIX B

PROXY VOTING COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Wayne Lin
Amanda Suss

LEGAL REPRESENTATIVES

George Shively
Leonard Larrabee
Thomas Mandia

COMPLIANCE REPRESENTATIVES

Andrew Beagley
Jeffrey Scott

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING

Janus seeks to vote proxies in the best interests of if its clients. For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the "Janus Guidelines"). With respect to Janus' non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from its non-mutual fund clients to vote proxies for a client's account pursuant to 1) Janus' Proxy Voting Guidelines (the "Janus Guidelines") 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

PROXY VOTING PROCEDURES

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting

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Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable and no material conflicts exist. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies The Proxy Voting Service also provides research and recommendations on proxy issues Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters. While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS' in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. ISS is instructed to vote all proxies relating to portfolio securities accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund's proxy voting record for the one-year period ending each June 30th provided through Janus Capital's website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser. The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client's account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client's account representative and as otherwise displayed on Janus Capital's website (Janus.com).

PROXY VOTING POLICY SUMMARY

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

BOARD OF DIRECTORS ISSUES. Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

AUDITOR ISSUES. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

EXECUTIVE COMPENSATION ISSUES. Janus reviews executive compensation plans on a case by case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

GENERAL CORPORATE ISSUES. Janus will generally oppose proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

SHAREHOLDER PROPOSALS. If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

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MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

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II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.
  - Selection or ratification of auditors.
  - Approval of financial statements, director and auditor reports.
  - General updating/corrective amendments to the charter.
  - Proposals to limit Directors' liability and/or broaden indemnification of Directors.
  - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.
  - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
  - Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.
  - Proposals to eliminate cumulative voting.
  - Proposals to eliminate preemptive rights.
  - Proposals for confidential voting and independent tabulation of voting results.
  - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

   Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

     (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

     (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

    (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

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3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

Capitalization changes
  - Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.
  - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.
  - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
  - Proposals for share repurchase plans.
  - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
  - Proposals to effect stock splits.
  - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

COMPENSATION
  - Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.
  - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.
  - Proposals for the establishment of employee stock option Plans and other employee ownership plans.
  - Proposals for the establishment of employee retirement and severance plans

ANTI-TAKEOVER MATTERS
  - Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.
  - Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted AGAINST (notwithstanding management support).
  - Proposals to establish cumulative voting rights in the election of directors.
  - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.
  - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
  - Proposals to create "blank check" preferred stock.
  - Proposals relating to changes in capitalization by 100% or more.
  - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.
  - Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.
  - Proposals to indemnify auditors.

5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

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CORPORATE TRANSACTIONS
  - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.
  - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
  - Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.
  - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

     (i) The stock option plan should be incentive based;

     (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

    (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

ANTI-TAKEOVER PROVISIONS
  - Proposals requiring shareholder ratification of poison pills.
  - Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:
  - Proposals requiring auditors to attend the annual meeting of shareholders.
  - Proposals requiring non-U.S. companies to have a separate Chairman and CEO.
  - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.
  - Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.
  - Proposals requiring confidential voting.
  - Proposals to reduce or eliminate supermajority voting requirements.
  - Proposals requiring shareholder approval for a shareholder rights plan or poison pill.
  - Proposals to require the company to expense stock options.

2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.
  - Proposals that limit tenure of directors.
  - Proposals to limit golden parachutes.
  - Proposals requiring directors to own large amounts of stock to be eligible for election.
  - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.
  - Proposals that limit retirement benefits or executive compensation.
  - Proposals requiring shareholder approval for bylaw or charter amendments.
  - Proposals requiring shareholder approval of executive compensation.
  - Proposals requiring shareholder approval of golden parachutes.
  - Proposals to eliminate certain anti-takeover related provisions.
  - Proposals to prohibit payment of greenmail.

3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.
  - Proposals to declassify the Board of Directors (if management supports a classified board).
  - Proposals requiring a U.S. company to have a separate Chairman and CEO.

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  - Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.
  - Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

Proposals that require inappropriate endorsements or corporate actions.
  - Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV. ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A. PROXY REVIEW COMMITTEE

1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

  (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special

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      Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

2. A material conflict of interest could exist in the following situations, among others:

  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C. PROXY VOTING REPORTS

  (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

  (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

OPPENHEIMER FUNDS
498 SEVENTH AVENUE
NEW YORK, NEW YORK 10018

DESCRIPTION OF PORTFOLIO PROXY VOTING PROCEDURES AND
GUIDELINES

AUGUST 1, 2003

Under the investment advisory agreement between OppenheimerFunds, Inc. ("OFI") and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the Oppenheimer funds ("portfolio proxies") is within OFI's responsibility to supervise the Funds' investment program.

In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

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OBJECTIVE

OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the Fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. When making portfolio proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues. In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

PROXY VOTING AGENT

OFI, on behalf of the Funds, has engaged an independent unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The proxy voting agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting agent will refer proxy voting questions to the Proxy Voting Coordinator (described below) for instructions under circumstances where: (1) a particular proxy question is not covered by the Proxy Voting Guidelines; or (2) the Proxy Voting Guidelines call for instructions on a case-by-case basis.

PROXY VOTING COORDINATOR

The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

CONFLICTS OF INTEREST

OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

SUMMARY OF PORTFOLIO PROXY VOTING GUIDELINES

The following is a summary of the Portfolio Proxy Voting Guidelines under which OFI votes proxies relating to securities held by (i) the Oppenheimer funds, and
(ii) the funds for which OFI is the sub-adviser (unless the fund's adviser has advised OFI that the adviser will vote the fund's portfolio proxies). Under Portfolio Proxy Voting Guidelines:
  - We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
  - In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.
  - We support shareholder proposals to reduce a super-majority vote requirement.
  - We oppose management proposals to add a super-majority vote requirement.

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  - We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.
  - We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.
  - We oppose re-pricing of stock options.
  - In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

August 1, 2003

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OBERWEIS ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

POLICY

Oberweis Asset Management, Inc. (the "Adviser") acts as discretionary investment adviser to various clients, including The Oberweis Funds (the "Fund"). The Adviser will not exercise voting authority with respect to client securities, unless a client has authorized the Adviser to exercise such discretion pursuant to the client's advisory contract with the Adviser. The Adviser will exercise voting authority with respect to securities held by the Fund.

The Adviser's policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of the Adviser are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. The Adviser's investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because the Adviser generally makes investments in companies in which the Adviser has confidence in the management, proxies generally are voted in accord with management's recommendation. The Adviser may vote a proxy in a manner contrary to management's recommendation if, in the judgment of the Adviser, the proposal would not enhance shareholder value.

The Adviser has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. The proxy voting guidelines are set forth in the ISS Proxy Voting Guidelines Summary, a copy of which is attached, and the ISS Proxy Voting Manual. The Summary is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual. While ISS makes the proxy voting recommendations, the Adviser retains the ultimate authority on how to vote. In general, based on its review of ISS' proxy voting recommendations, it is anticipated that the Adviser will be in agreement with ISS recommendations and no other action will be required by the Adviser.

PROCEDURES

Steven J. Lemire, Vice President, is responsible for monitoring corporate actions. Steven J. Lemire, Vice President, is also responsible for ensuring that all proxies are voted in a timely manner and, except where a conflict exists, are voted consistently across client accounts.

Steven J. Lemire, Vice President, is responsible for monitoring for conflicts of interest between the Adviser (and/or its affiliated persons) and its clients, including the Fund and its shareholders. Such a conflict may arise, for example, when the Adviser has a business relationship with (or is actively soliciting business from) the company soliciting proxies or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. All employees are responsible for notifying Steven J. Lemire, Vice President, with respect to any conflict of interest of which they become aware.

Upon receipt of proxy statements on behalf of the Adviser's clients, ISS will vote the proxies in accordance with its recommendations and no action is required by the Adviser unless it disagrees with ISS' recommendation. If the Adviser disagrees with ISS' vote recommendation, it will override the vote and communicate to ISS how to mark and process the vote. In such case, James W. Oberweis, President, or other officer of the Adviser as designated by James W. Oberweis, will vote the proxy.

The following matters will be referred to the Adviser's Proxy Committee for instructions: (1) matters where ISS indicates that the application of the recommendations is unclear; (2) matters which ISS indicates are not covered by the recommendations; (3) any other unique matters that may require review by the committee, and (4) if applicable as described under "Conflicts of Interest" below, matters where there is a potential or actual conflict of interest. The Proxy Committee will formulate a recommendation on such matters in accordance with the Adviser's goal to maximize the value of client assets. The Proxy Committee will provide voting instructions on such matters to James W. Oberweis, President, who will vote in accordance with those instructions. The members of the Proxy Committee are identified on Schedule A, which may be amended from time to time.

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CONFLICTS OF INTEREST

If the Adviser determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, the Adviser will follow the recommendations of ISS except as follows. If the Adviser and/or the Proxy Committee believes that it would be in the interest of the Adviser's clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

In any event, the Adviser will report to the Board of the Fund regarding any conflicts of interest with respect to the Fund, including how the conflict was resolved, at the next regularly scheduled Board meeting.

RECORDKEEPING

GENERAL

The Adviser will maintain the following records:
  - these Policies and Procedures, including any amendments;
  - proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission's (the "SEC") EDGAR system if the company filed its proxy statements via EDGAR or may rely on ISS;
  - a record of each vote cast on behalf of a client (provided, however, that the Adviser may rely on ISS;
  - a copy of any document prepared by the Adviser that was material to making a voting decision or that memorialized the basis for the decision; and
  - a copy of each written client request for information on how the Adviser voted proxies on behalf of that client and the Adviser's written response to any client request (whether written or oral) on how the Adviser voted proxies on behalf of that client.

The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

THE FUND

With respect to proxies voted on behalf of the Fund, the Adviser will coordinate with ISS to compile for each portfolio of the Fund for each matter with respect to which the portfolio was entitled to vote, the information required to be included in Form N-PX for each 12-month period ending June 30 in order to assist the Fund in filing Form N-PX with the SEC by August 31 of each year.

DISCLOSURE

The Adviser will describe in Part II of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in Part II of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client's securities.

AMENDMENTS

These Policies and Procedures may be amended by the Adviser from time to time. However, such amendments must be reported to the Board of the Fund at the next regularly scheduled Board meeting.

Dated August 1, 2003, as amended May 20, 2004 and further amended January   ,
2005.

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                                                                      SCHEDULE A

MEMBERS OF PROXY COMMITTEE

(as of August 1, 2003)

Patrick B. Joyce
James W. Oberweis
Martin L. Yokosawa

DELAWARE MANAGEMENT BUSINESS TRUST

PROXY VOTING POLICIES AND PROCEDURES

(MARCH 2004)

INTRODUCTION

Delaware Management Business Trust ("DMBT") is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). DMBT consists of the following series of entities: Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash Management (each an "Adviser", and together with DMBT, the "Advisers"). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. DMBT has developed the following Proxy Voting Policies and Procedures (the "Procedures") in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients.

PROCEDURES FOR VOTING PROXIES

To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, DMBT has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing each Adviser's proxy voting process. The Committee consists of the following persons in DMBT: (i) one representative from the legal department; (ii) one representative from the compliance department; (iii) two representatives from the client services department; and (iv) one representative from the portfolio management department. The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help DMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by the Adviser. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, DMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, DMBT has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation. Both ISS and the client's custodian monitor corporate events for DMBT. DMBT gives an authorization and letter of instruction to the client's custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately a monthly basis, DMBT will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is

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aware of which proxies it will need to vote on behalf of DMBT's clients. If needed, the Committee has access to these records.

DMBT provides ISS with the Procedures to use to analyze proxy statements on behalf of DMBT and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with DMBT's Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the "Guidelines") below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by DMBT. After a proxy has been voted, ISS will create a record of the vote in order to help the Advisers comply with their duties listed under "Availability of Proxy Voting Records and Recordkeeping" below. If a client provides DMBT with its own proxy voting guidelines, DMBT will forward the client's guidelines to ISS who will follow the steps above to vote the client's proxies pursuant to the client's guidelines.

The Committee is responsible for overseeing ISS's proxy voting activities for DMBT's clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. There may be times when one of the Advisers believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS's recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with DMBT's Procedures and in the best interests of the client.

The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where an Adviser is unable to vote a proxy.

COMPANY MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company's management. As a result, DMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DMBT's votes are cast in accordance with the recommendations of the company's management. However, DMBT will normally vote against management's position when it runs counter to the Guidelines, and DMBT will also vote against management's recommendation when such position is not in the best interests of DMBT's clients.

CONFLICTS OF INTEREST

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of DMBT may not be influenced by outside sources who have interests which conflict with the interests of DMBT's clients when voting proxies for such clients. However, in order to ensure that DMBT votes proxies in the best interests of the client, DMBT has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which DMBT receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help DMBT vote proxies in a manner
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

consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for DMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMBT from the proxy voting process.

In the limited instances where DMBT is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMBT or affiliated persons of DMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in "Procedures for Voting Proxies" above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with DMBT's Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS's original recommendation. Documentation of the reasons for voting contrary to ISS's recommendation will generally be retained by DMBT.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Clients of DMBT will be directed to their client service representative to obtain information from DMBT on how their securities were voted. At the beginning of a new relationship with a client, DMBT will provide clients with a concise summary of DMBT's proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of DMBT's Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

DMBT will also retain extensive records regarding proxy voting on behalf of clients. DMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC's EDGAR filing system); (iii) records of votes cast on behalf of DMBT's clients (via ISS); (iv) records of a client's written request for information on how DMBT voted proxies for the client, and any DMBT written response to an oral or written client request for information on how DMBT voted proxies for the client; and (v) any documents prepared by DMBT that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of DMBT.

PROXY VOTING GUIDELINES

The following Guidelines summarize DMBT's positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client's investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client's best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. DMBT's

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Guidelines are listed immediately below and are organized by the types of issues that could potentially be brought up in a proxy statement:

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Generally vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Generally vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Generally vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Generally vote FOR proposals to ratify auditors, unless any of the following apply:
  - An auditor has a financial interest in or association with the company, and is therefore not independent
  - Fees for non-audit services are excessive, or
  - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Generally vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining factors such as: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
  - Attend less than 75 percent of the board and committee meetings without a valid excuse

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  - Implement or renew a dead-hand or modified dead-hand poison pill
  - Ignore a shareholder proposal that is approved by a majority of the shares outstanding
  - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  - Failed to act on takeover offers where the majority of the shareholders tendered their shares
  - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
  - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
  - Are audit committee members and the non-audit fees paid to the auditor are excessive.
  - Are inside directors or affiliated outside directors and the full board is less than majority independent
  - Sit on more than six public company boards

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Generally vote AGAINST proposals to classify the board.

Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote against proposals to eliminate cumulative voting.

Generally vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard.

Generally vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Generally vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
  - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
  - Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Generally vote AGAINST shareholder proposals requiring two candidates per board seat.

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FILLING VACANCIES/REMOVAL OF DIRECTORS

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
  - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).
  - Two-thirds independent board
  - All-independent key committees
  - Established governance guidelines

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While DMBT favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Generally vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:
  - Long-term financial performance of the target company relative to its industry; management's track record
  - Background to the proxy contest
  - Qualifications of director nominees (both slates)
  - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where DMBT votes in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Generally vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Generally vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

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SUPERMAJORITY VOTE REQUIREMENTS

Generally vote AGAINST proposals to require a supermajority shareholder vote.

Generally vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
  - Purchase price
  - Fairness opinion
  - Financial and strategic benefits
  - How the deal was negotiated
  - Conflicts of interest
  - Other alternatives for the business
  - Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Impact on the balance sheet/working capital
  - Potential elimination of diseconomies
  - Anticipated financial and operating benefits
  - Anticipated use of funds
  - Value received for the asset
  - Fairness opinion
  - How the deal was negotiated
  - Conflicts of interest.

BUNDLED PROPOSALS

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
  - Dilution to existing shareholders' position
  - Terms of the offer
  - Financial issues
  - Management's efforts to pursue other alternatives

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  - Control issues
  - Conflicts of interest.

Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
  - The reasons for the change
  - Any financial or tax benefits
  - Regulatory benefits
  - Increases in capital structure
  - Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:
  - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
  - Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
  - Prospects of the combined company, anticipated financial and operating benefits
  - Offer price
  - Fairness opinion
  - How the deal was negotiated
  - Changes in corporate governance
  - Change in the capital structure
  - Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

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Generally vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
  - Tax and regulatory advantages
  - Planned use of the sale proceeds
  - Valuation of spinoff
  - Fairness opinion
  - Benefits to the parent company
  - Conflicts of interest
  - Managerial incentives
  - Corporate governance changes
  - Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Generally vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Generally vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Generally vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Generally vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Generally vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

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Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Generally vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally vote for management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Generally vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Generally vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Generally vote AGAINST proposals to create a new class of common stock with superior voting rights.

Generally vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
  - It is intended for financing purposes with minimal or no dilution to current shareholders
  - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

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PREFERRED STOCK

Generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Generally vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered

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along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
  - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
  - Cash compensation, and
  - Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Generally vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also generally WITHHOLD votes from the Compensation Committee members.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Generally vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Generally vote AGAINST retirement plans for nonemployee directors.

Generally vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
  - Historic trading patterns
  - Rationale for the repricing
  - Value-for-value exchange
  - Option vesting
  - Term of the option
  - Exercise price
  - Participation.

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EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Generally vote FOR employee stock purchase plans where all of the following apply:
  - Purchase price is at least 85 percent of fair market value
  - Offering period is 27 months or less, and
  - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Generally vote AGAINST employee stock purchase plans where any of the following apply:
  - Purchase price is less than 85 percent of fair market value, or
  - Offering period is greater than 27 months, or
  - The number of shares allocated to the plan is more than ten percent of the outstanding shares

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Generally vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Generally vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Generally vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

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PERFORMANCE-BASED STOCK OPTIONS

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
  - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
  - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Generally vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should generally include the following:
  - The parachute should be less attractive than an ongoing employment opportunity with the firm
  - The triggering mechanism should be beyond the control of management
  - The amount should not exceed three times base salary plus guaranteed benefits

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
  - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
  - The availability and feasibility of alternatives to animal testing to ensure product safety, and
  - The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
  - The company has already published a set of animal welfare standards and monitors compliance
  - The company's standards are comparable to or better than those of peer firms, and
  - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
  - Whether the proposal focuses on a specific drug and region
  - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
  - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
  - Whether the company already limits price increases of its products

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  - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
  - The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Generally vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
  - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
  - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
  - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
  - Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.
  - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
  - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
  - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
  - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
  - The company's existing healthcare policies, including benefits and healthcare access for local workers
  - Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
  - The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
  - The company's initiatives in this regard compared to those of peer companies

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PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
  - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
  - Whether the company has adequately disclosed the financial risks of its subprime business
  - Whether the company has been subject to violations of lending laws or serious lending controversies
  - Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
  - Whether the company complies with all local ordinances and regulations
  - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
  - The risk of any health-related liabilities.

Advertising to youth:
  - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
  - Whether the company has gone as far as peers in restricting advertising
  - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
  - Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
  - The percentage of the company's business affected
  - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
  - The percentage of the company's business affected
  - The feasibility of a spinoff
  - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Generally vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Generally vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
  - Whether there are publicly available environmental impact reports;
  - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
  - The current status of legislation regarding drilling in ANWR.

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CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
  - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
  - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
  - Environmentally conscious practices of peer companies, including endorsement of CERES
  - Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-by-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
  - Approximate costs of complying with current or proposed environmental laws
  - Steps company is taking to reduce greenhouse gasses or other environmental pollutants
  - Measurements of the company's emissions levels
  - Reduction targets or goals for environmental pollutants including greenhouse gasses

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
  - The company's level of disclosure lags that of its competitors, or
  - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
  - The nature of the company's business and the percentage affected
  - The extent that peer companies are recycling
  - The timetable prescribed by the proposal
  - The costs and methods of implementation
  - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
  - The nature of the company's business and the percentage affected
  - The extent that peer companies are switching from fossil fuels to cleaner sources
  - The timetable and specific action prescribed by the proposal
  - The costs of implementation
  - The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

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SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
  - A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
  - A report based on Global Reporting Initiative (GRI) or similar guidelines.

Generally vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
  - The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
  - The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
  - The relevance of the issue to be linked to pay
  - The degree that social performance is already included in the company's pay structure and disclosed
  - The degree that social performance is used by peer companies in setting pay
  - Violations or complaints filed against the company relating to the particular social performance measure
  - Artificial limits sought by the proposal, such as freezing or capping executive pay
  - Independence of the compensation committee
  - Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
  - The company is in compliance with laws governing corporate political activities, and
  - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Generally vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Generally vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Generally vote AGAINST proposals to implement the China Principles unless:
  - There are serious controversies surrounding the company's China operations, and
  - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
  - The nature and amount of company business in that country
  - The company's workplace code of conduct
  - Proprietary and confidential information involved
  - Company compliance with U.S. regulations on investing in the country
  - Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
  - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
  - Agreements with foreign suppliers to meet certain workplace standards
  - Whether company and vendor facilities are monitored and how
  - Company participation in fair labor organizations
  - Type of business
  - Proportion of business conducted overseas
  - Countries of operation with known human rights abuses
  - Whether the company has been recently involved in significant labor and human rights controversies or violations
  - Peer company standards and practices
  - Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
  - The company does not operate in countries with significant human rights violations
  - The company has no recent human rights controversies or violations, or
  - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
  - Company compliance with or violations of the Fair Employment Act of 1989
  - Company antidiscrimination policies that already exceed the legal requirements
  - The cost and feasibility of adopting all nine principles
  - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
  - The potential for charges of reverse discrimination
  - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
  - The level of the company's investment in Northern Ireland
  - The number of company employees in Northern Ireland
  - The degree that industry peers have adopted the MacBride Principles
  - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

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MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
  - Whether the company has in the past manufactured landmine components
  - Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
  - What weapons classifications the proponent views as cluster bombs
  - Whether the company currently or in the past has manufactured cluster bombs or their components
  - The percentage of revenue derived from cluster bomb manufacture
  - Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Generally vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:
  - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
  - Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
  - The information is already publicly available or
  - The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:
  - The board composition is reasonably inclusive in relation to companies of similar size and business or
  - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
  - The degree of board diversity
  - Comparison with peer companies
  - Established process for improving board diversity
  - Existence of independent nominating committee
  - Use of outside search firm
  - History of EEO violations.

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EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
  - The company has well-documented equal opportunity programs
  - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
  - The company has no recent EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

GENERALLY VOTE FOR REPORTS OUTLINING THE COMPANY'S PROGRESS TOWARDS THE GLASS CEILING COMMISSION'S BUSINESS RECOMMENDATIONS, UNLESS:
  - The composition of senior management and the board is fairly inclusive
  - The company has well-documented programs addressing diversity initiatives and leadership development
  - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
  - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Generally vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
  - Board structure
  - Director independence and qualifications
  - Attendance at board and committee meetings.

Votes should be withheld from directors who:
  - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
  - Ignore a shareholder proposal that is approved by a majority of shares outstanding
  - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  - Are interested directors and sit on the audit or nominating committee, or
  - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a case-by-case basis, considering the following factors:
  - Past performance as a closed-end fund
  - Market in which the fund invests
  - Measures taken by the board to address the discount
  - Past shareholder activism, board activity
  - Votes on related proposals.

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PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Past performance relative to its peers
  - Market in which fund invests
  - Measures taken by the board to address the issues
  - Past shareholder activism, board activity, and votes on related proposals
  - Strategy of the incumbents versus the dissidents
  - Independence of directors
  - Experience and skills of director candidates
  - Governance profile of the company
  - Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Proposed and current fee schedules
  - Fund category/investment objective
  - Performance benchmarks
  - Share price performance compared to peers
  - Resulting fees relative to peers
  - Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Generally vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Stated specific financing purpose
  - Possible dilution for common shares
  - Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Potential competitiveness
  - Regulatory developments
  - Current and potential returns
  - Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
  - The fund's target investments
  - The reasons given by the fund for the change
  - The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Proposals to change a fund's fundamental investment objective to nonfundamental should be evaluated on a CASE-BY-CASE basis.

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NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Political/economic changes in the target market
  - Consolidation in the target market
  - Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
  - Potential competitiveness
  - Current and potential returns
  - Risk of concentration
  - Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
  - Strategies employed to salvage the company
  - The fund's past performance
  - Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
  - The degree of change implied by the proposal
  - The efficiencies that could result
  - The state of incorporation
  - Regulatory standards and implications.

Generally vote AGAINST any of the following changes:
  - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
  - Removal of shareholder approval requirement for amendments to the new declaration of trust
  - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
  - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
  - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
  - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
  - Regulations of both states
  - Required fundamental policies of both states
  - Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Generally vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

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DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
  - Fees charged to comparably sized funds with similar objectives
  - The proposed distributor's reputation and past performance
  - The competitiveness of the fund in the industry
  - Terms of the agreement.

MASTER-FEEDER STRUCTURE

Generally vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
  - Resulting fee structure
  - Performance of both funds
  - Continuity of management personnel
  - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While DMBT favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where DMBT recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:
  - Performance of the fund's NAV
  - The fund's history of shareholder relations
  - The performance of other funds under the advisor's management.

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